                                  ARROW FUNDS
                                   19TH FLOOR
                              1001 LIBERTY AVENUE
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                                 1-800-866-6040

Dear Arrow Fund Shareholder:

     The Board of Trustees of Arrow Funds has called a special meeting to consider a proposal that could improve the level of services available to shareholders. At this meeting, shareholders of the Arrow Equity, Arrow Fixed Income and Arrow Municipal Income Portfolios (the "Arrow Portfolios") will be asked to approve a proposal to combine the Arrow Portfolios with The ARCH Fund, Inc. -- a $3 billion mutual fund complex managed by Mississippi Valley Advisors Inc.

     After carefully studying the merits of the proposal, the Board of Trustees has determined that a consolidation between the two fund families will provide substantial value for Arrow Portfolio shareholders. To move forward, however, a majority of the shareholders of the Arrow Portfolios must first vote in favor of the transaction. Accordingly, enclosed you'll find a proxy card for the upcoming shareholder meeting scheduled to be held on November 11, 1997. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE YOUR VOTE IS COUNTED AT THE MEETING.

     The Arrow Fund Board of Trustees unanimously endorses the proposed reorganization that is discussed in detail in the combined proxy statement and fund prospectus we've sent to you. The consolidation of the Arrow Portfolios with The ARCH Fund, Inc. will benefit shareholders in two key ways:

          1. Shareholders will now be able to choose from 18 investment portfolios versus the 4 investment portfolios that are now available through Arrow Funds. The wide array of additional investment options will include international, asset allocation and market index funds. Shareholders will also be able to exchange from one portfolio to another without incurring any transaction charges.

          2. By combining the assets of the Arrow Portfolios and the ARCH Funds, fund expense ratios may decline, which would ultimately translate into better returns for fund shareholders.

     The reorganization of the Arrow Portfolios into The ARCH Fund, Inc., pending shareholder approval, is slated for late November 1997. In connection with the reorganization, you should note the following:

     - Trust shareholders will be able to continue to invest on a no load basis.

     - The reorganization will be a tax free event.

     - Two Arrow portfolios -- the Arrow Fixed Income Portfolio and the Arrow Municipal Income Portfolio -- will be combined into comparable ARCH portfolios with similar investment objectives and policies and that are managed by the same investment professionals at Mississippi Valley Advisors Inc. One Arrow portfolio -- the Arrow Equity Portfolio -- will be reorganized into a newly created portfolio within The ARCH Fund, Inc. and that will continue to be managed by Carl Enloe, who has managed the Arrow Equity Portfolio since its inception. The remaining Arrow portfolio -- the Arrow Government Money Market Portfolio -- will be liquidated prior to the reorganization.

     - The value of your investment will not change as a result of the reorganization.

     The enclosed materials should provide you with the necessary details to make an informed decision about the proposal.

     We are truly excited about the reorganization and the potential benefits it provides to current shareholders who invest in the Arrow Portfolios. Hopefully, you will agree by voting "yes" and returning your proxy card as soon as possible.

                                       Sincerely,

                                       John F. Donahue
                                       Chairman, Arrow Funds

                                THE ARROW FUNDS
                                   19TH FLOOR
                              1001 LIBERTY AVENUE
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 11, 1997
                         ------------------------------

To Arrow Shareholders:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders ("Shareholders") of the Fixed Income Portfolio, Municipal Income Portfolio and Equity Portfolio (each, an "Arrow Portfolio") of Arrow Funds ("Arrow") will be held at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania 15222-3779 on November 11, 1997 at 2:00 p.m. Eastern Time for the following purposes:

     ITEM 1.  With respect to each Arrow Portfolio:

        To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of Arrow's Fixed Income, Municipal Income and Equity Portfolios to corresponding investment portfolios (the "Arch Portfolios") of The ARCH Fund, Inc. in exchange for shares of the Arch Portfolios; (b) the distribution of the Arch Portfolios' shares so received to shareholders of the Arrow Portfolios; and (c) the termination under state law of Arrow.

     ITEM 2.  With respect to each Arrow Portfolio:

        To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix I to the Combined Proxy Statement/Prospectus is a copy of the Reorganization Agreement.

     Shareholders of record as of the close of business on September 12, 1997 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY ARROW'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO ARROW A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          JOHN W. McGONIGLE
                                          Secretary

September 22, 1997

                      COMBINED PROXY STATEMENT/PROSPECTUS

                            DATED SEPTEMBER 15, 1997

                                  ARROW FUNDS
                                   19TH FLOOR
                              1001 LIBERTY AVENUE
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                                 1-800-866-6040
                         ------------------------------

                              THE ARCH FUND, INC.
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                             1-800-452-ARCH (2724)
                         ------------------------------

     This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Arrow Funds ("Arrow") in connection with a Special Meeting (the "Meeting") of Shareholders ("Shareholders") of Arrow's Fixed Income, Municipal Income and Equity Portfolios to be held on November 11, 1997 at 2:00 p.m. Eastern Time at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania 15222-3779, at which Shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated September 12, 1997 (the "Reorganization Agreement"), by and between Arrow and The Arch Fund, Inc. ("Arch") and the matters contemplated therein. A copy of the Reorganization Agreement is attached as Appendix I.

     Arrow and Arch are open-end, series, management investment companies. As a result of the recent merger of Mark Twain Bancshares, Inc., the parent of Arrow's former investment adviser, Mark Twain Bank, and Mercantile Bancorporation Inc. (the "Holding Company Merger"), Mississippi Valley Advisors Inc. ("MVA") and its affiliates are now providing investment advisory and other services to both Arch and Arrow. MVA and its affiliates are subsidiaries of Mercantile Bancorporation Inc. In reviewing the proposed reorganization (the "Reorganization"), the Arrow Board considered the consummation of the Holding Company Merger; the recommendation of MVA that Arrow and Arch be consolidated in an effort to promote more efficient operations, eliminate duplicative costs and enhance the distribution of shares by eliminating market overlap; the fact that the Reorganization would constitute a tax-free reorganization; and the fact that the interests of Shareholders would not be diluted as a result of the Reorganization.

     The Reorganization Agreement provides that initially each of the following two investment portfolios of Arrow (collectively, the "Reorganizing Portfolios") will transfer substantially all its assets and known liabilities to the existing Arch investment portfolio (collectively, the "Existing Arch Portfolios") identified below opposite its name:

             REORGANIZING PORTFOLIOS                   EXISTING ARCH PORTFOLIOS
    ------------------------------------------------------------------------------------
              Fixed Income Portfolio            Government & Corporate Bond Portfolio
            Municipal Income Portfolio            National Municipal Bond Portfolio

     The Reorganization Agreement also provides that the following investment portfolio of Arrow (the "Continuing Portfolio") will subsequently transfer all its assets and known liabilities to the newly-organized Arch investment portfolio (the "New Arch Portfolio") identified below opposite its name:

               CONTINUING PORTFOLIO                       NEW ARCH PORTFOLIO
    ------------------------------------------------------------------------------------
                 Equity Portfolio                      Growth Equity Portfolio

     In exchange for the transfers of these assets and liabilities, Arch will issue shares in the three Arch investment portfolios listed above (collectively, the "Arch Portfolios") to the corresponding Arrow investment portfolios listed above (collectively, the "Arrow Portfolios"). The initial transaction between the Reorganizing Portfolios and the Existing Arch Portfolios is referred to herein as the "Reorganizing Portfolios Transaction" and the subsequent transaction between the Continuing Portfolio and the New Arch Portfolio is referred to herein as the "Continuing Portfolio Transaction." The transactions are expected to occur on or after November 14, 1997 and November 21, 1997, respectively.

     Prior to the Reorganizing Portfolios Transaction, it is expected that all of the shareholders in the Arrow Government Money Market Portfolio will redeem their shares in that portfolio.

     The Arrow Portfolios have one class of shares outstanding. The Arch Government & Corporate Bond and Arch Growth Equity Portfolios have four classes of shares outstanding (Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares) and the Arch National Municipal Bond Portfolio has three classes of shares outstanding (Trust Shares, Investor A Shares and Investor B Shares). Holders of shares of an Arrow Portfolio will receive Investor A Shares (which are similar to shares of the Arrow Portfolios) of the corresponding Arch Portfolio as set forth in the table on page 15 under "Information Relating to the Proposed Reorganization -- Description of the Reorganization Agreement."

     The Arrow Portfolios will make liquidating distributions of the Arch Portfolios' shares to the Shareholders of the Arrow Portfolios, so that a holder of shares in an Arrow Portfolio will receive Investor A Shares of the corresponding Arch Portfolio with the same aggregate net asset value as the Shareholder had in the Arrow Portfolio immediately before the transaction. Following the Reorganization, Shareholders of the Arrow Portfolios will be shareholders of the corresponding Arch Portfolios, and Arrow will be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its existence will be terminated under state law.

     At September 12, 1997, Mercantile Bank National Association ("Mercantile Bank"), an affiliate of MVA, owned of record with the power to vote approximately 96.42% of the outstanding shares of the Arrow Portfolios on behalf of customers maintaining fiduciary, employee benefit, retirement plan or other qualified accounts at Mercantile Bank. Arch and Arrow have been advised by Mercantile Bank that it intends to exchange the Investor A Shares of the Arch Portfolios that it receives in these capacities for Trust Shares of the same Arch Portfolios. Mercantile Bank intends to effect this exchange, which it has been advised by Drinker Biddle & Reath LLP will not cause shareholders to recognize taxable gains or losses, promptly after the Reorganization because it believes that Trust Shares are more appropriate than Investor A Shares for these customers.

     The Existing Arch Portfolios currently are conducting investment operations as described in this Combined Proxy Statement/Prospectus. The New Arch Portfolio has recently been organized for the purpose of continuing the investment operations of the Arrow Equity Portfolio.

     This Combined Proxy Statement/Prospectus sets forth the information that a Shareholder of an Arrow Portfolio should know before voting on the Reorganization Agreement (and related transactions), and should be retained for future reference. The Prospectus relating to Investor A Shares of the Existing Arch Portfolios dated March 31, 1997 (as supplemented August 29, 1997), which describes the operations of those Portfolios, accompanies this Combined Proxy Statement/Prospectus. Additional information is set forth in the Statements of Additional Information relating to those Portfolios and this Combined Proxy Statement/Prospectus, which are dated March 31, 1997 (as revised August 29,
1997) and September 15, 1997, respectively, and in the Prospectus dated November 30, 1996 (as supplemented April 25, 1997) and Combined Statement of Additional Information dated November 30, 1996, relating to the Arrow Portfolios. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by writing or calling either Arrow or Arch at the respective addresses or telephone numbers indicated above. The information contained in the Prospectus dated November 30, 1996 (as supplemented April 25, 1997) and Combined Statement of Additional Information dated November 30, 1996, relating to the Arrow Portfolios is incorporated herein by reference.

     This Combined Proxy Statement/Prospectus constitutes the Proxy Statement of Arrow for the Meeting of its Shareholders, and Arch's Prospectus for the Investor A Shares of the Existing Arch Portfolios that have been registered with the SEC and are to be issued in connection with the Reorganization. Because the operations of the Arrow Equity Portfolio will be carried on by the New Arch Portfolio, this Combined Proxy Statement/Prospectus does not constitute a prospectus for the Investor A Shares of the New Arch Portfolio that will be issued in the Continuing Portfolio Transaction.

     This Combined Proxy Statement/Prospectus is expected to first be sent to Shareholders on or about September 24, 1997.

     THE SECURITIES OF THE ARCH PORTFOLIOS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ARROW OR ARCH.

     SHARES OF THE ARCH PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MERCANTILE BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES. SHARES OF THE ARCH PORTFOLIOS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE

BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE ARCH PORTFOLIOS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE ARCH PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                       ------
Summary..............................................................................       1
  Proposed Reorganization............................................................       1
  Reasons for the Reorganization.....................................................       1
  Federal Income Tax Consequences....................................................       1
  Overview of the Arrow Portfolios and Arch Portfolios...............................       1
  Voting Information.................................................................      13
  Risk Factors.......................................................................      13
Information Relating to the Proposed Reorganization..................................      15
  Description of the Reorganization Agreement........................................      15
  Capitalization.....................................................................      17
  Federal Income Tax Consequences....................................................      18
Comparison of Investment Policies and Risk Factors...................................      19
  Investment Policies and Risks -- General...........................................      19
  Arrow Fixed Income Portfolio and Arch Government & Corporate Bond Portfolio........      19
  Arrow Municipal Income Portfolio and Arch National Municipal Bond Portfolio........      22
  Investment Limitations.............................................................      22
  Purchase and Redemption Information, Exchange Privileges, Distribution and
     Pricing.........................................................................      24
  Other Information..................................................................      24
Information Relating to Voting Matters...............................................      25
  General Information................................................................      25
  Shareholder and Board Approvals....................................................      26
  Appraisal Rights...................................................................      28
  Quorum.............................................................................      28
  Annual Meetings....................................................................      29
Additional Information about Arch....................................................      29
Additional Information about Arrow...................................................      31
Litigation...........................................................................      36
Financial Highlights.................................................................      37
Financial Statements.................................................................      43
Other Business.......................................................................      43
Shareholder Inquiries................................................................      43
Appendix I -- Agreement and Plan of Reorganization...................................     I-1
Appendix II -- Management's Discussion of Fund Performance...........................    II-1
Appendix III -- Shareholder Transactions and Services................................   III-1

                                    SUMMARY

     The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the related transactions, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of Arrow and Arch, and the Reorganization Agreement attached to this Combined Proxy Statement/Prospectus as Appendix I. Arrow's Combined Annual Report to Shareholders and the most recent Combined Semi-Annual Report to Shareholders may be obtained free of charge by calling 1-800-866-6040 (Texas residents call 1-800-618-8573) or by writing to Arrow c/o Federated Investors, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Arch's Annual Report to Shareholders and the most recent Semi-Annual Report to Shareholders may be obtained free of charge by calling 1-800-452-ARCH (2724) or by writing to Arch at 3435 Stelzer Road, Columbus, Ohio 43219-3085.

     PROPOSED REORGANIZATION. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, Arrow's and Arch's Boards of Trustees and Directors, respectively, including their members who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Reorganization is in the best interests of Arrow's and Arch's Shareholders, respectively, and that the interests of existing Shareholders of Arrow and Arch, respectively, will not be diluted as a result of such Reorganization.

     The Cover Page and pages 15-19 hereof summarize the proposed
Reorganization.

     REASONS FOR THE REORGANIZATION. The primary reason for the Reorganization is the Holding Company Merger of Mark Twain Bancshares, Inc. and Mercantile Bancorporation Inc. Consummation of the Holding Company Merger on April 25, 1997 resulted in the automatic termination of the existing investment advisory agreement between the Arrow Portfolios and Mark Twain Bank, a wholly-owned subsidiary of Mark Twain Bancshares, Inc. In anticipation of the Holding Company Merger and to provide continuity in investment advisory services to the Arrow Portfolios, shareholders of the Arrow Portfolios approved a new investment advisory agreement with MVA, a wholly-owned subsidiary of Mercantile Bank and an indirect wholly-owned subsidiary of Mercantile Bancorporation Inc., effective April 25, 1997.

     MVA has recommended that each of the Arrow Portfolios be reorganized as described in this Combined Proxy Statement/Prospectus in an effort to promote more efficient operations, eliminate duplicative costs and enhance the distribution of shares by eliminating market overlap. In light of this recommendation, after consideration of the reasons therefor and the proposed operations of the combined portfolios after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free and will not dilute the interests of Arrow Shareholders, the Board of Trustees of Arrow has authorized the Agreement and Plan of Reorganization and recommended approval of the Reorganization by Shareholders.

     FEDERAL INCOME TAX CONSEQUENCES. Shareholders of the Arrow Portfolios will recognize no gain or loss for federal income tax purposes on their receipt of Investor A Shares of the Arch Portfolios. Shareholders of the Arch Portfolios will have no federal tax consequences from the Reorganization. The Arch Portfolios will incur no federal tax consequences from their issuance of Investor A Shares in the Reorganization. See "Information Relating to the Proposed Reorganization -- Federal Income Tax Consequences."

     OVERVIEW OF THE ARROW PORTFOLIOS AND ARCH PORTFOLIOS. There are no material differences between the investment objectives and policies of the Continuing Portfolio and the New Arch Portfolio. The investment objectives and policies of the Reorganizing Portfolios are similar to those of the corresponding Existing Arch Portfolios.

ARROW FIXED INCOME PORTFOLIO AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

     The Arrow Fixed Income Portfolio's investment objective is current income. The Arch Government & Corporate Bond Portfolio's investment objective is to seek the highest level of current income consistent with conservation of capital. Each Portfolio pursues its objective by investing in a diversified portfolio of U.S. Government and investment grade corporate debt securities.

ARROW MUNICIPAL INCOME PORTFOLIO AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

     The Arrow Municipal Income Portfolio's investment objective is current income which is exempt from federal regular income tax. The Arch National Municipal Bond Portfolio's investment objective is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. Each Portfolio pursues its objective by investing at least 80% of its total assets in a diversified portfolio of municipal securities.

     See "Comparison of Investment Policies and Risk Factors" below and the Arrow Prospectus for the Arrow Portfolios and the Arch Prospectus for Investor A Shares of the Existing Arch Portfolios, which are incorporated herein by reference, for a description of the similarities and differences between the investment objectives and policies of the Reorganizing Portfolios and the Existing Arch Portfolios.

     CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS -- ARROW PORTFOLIOS. MVA serves as investment adviser for Arrow and is entitled to receive advisory fees from the Arrow Portfolios, computed and paid daily, at the following annual rates, expressed as a percentage of average daily net assets:

                                                                          ACTUAL ADVISORY
                                                                            FEE FOR YEAR
                                                                      ENDED SEPTEMBER 30, 1996
ARROW PORTFOLIOS                                       ADVISORY FEE     (AFTER FEE WAIVERS)*
-----------------------------------------------------  ------------   ------------------------
Fixed Income Portfolio                                     .60%                 .59%
Municipal Income Portfolio                                 .70%                 .11%
Equity Portfolio                                           .75%                 .72%

---------------
* Paid to Mark Twain Bank pursuant to the investment advisory agreement then in effect.

     Pursuant to the Arrow investment advisory agreement, MVA provides investment research and supervision to the Arrow Portfolios and conducts a continuous program of investment evaluation and of appropriate sale or other disposition of each Arrow Portfolio's assets. MVA also directs the investments of the Arrow Portfolios in accordance with the Portfolios' investment objectives, policies and limitations, and creates and maintains all necessary books and records.

     Administrative services are provided to the Arrow Portfolios by Federated Administrative Services ("Federated"), a subsidiary of Federated Investors. For its services, Federated receives a fee, calculated and paid daily, at the annual rate of .15% of the average aggregate daily net assets of all investment portfolios of Arrow up to $250 million of such aggregate assets, .125% of the next $250 million of such aggregate assets, .10% of the next $250 million of such aggregate assets, and .075% of such aggregate assets in excess of $750 million. The minimum annual administration fee for each investment portfolio of Arrow is $50,000. For the fiscal year ended September 30, 1996, Federated received administration fees at the effective annual rates of .17%, .29% and .15% of the average daily net assets of the Fixed Income, Municipal Income and Equity Portfolios, respectively.

     Federated Services Company, a subsidiary of Federated Investors, serves as Arrow's transfer agent, dividend disbursing agent and portfolio recordkeeper.

     Mercantile Bank provides custodial services to each Arrow Portfolio.

     Federated Securities Corp. ("FSC"), a subsidiary of Federated Investors, is the principal distributor for Arrow. Under the distribution agreement, FSC acts as the agent of Arrow in connection with the offering of shares of each Arrow Portfolio.

     Arrow has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Arrow 12b-1 Plan"). Under the Arrow 12b-1 Plan, the shares of each Arrow Portfolio bear the expense of distribution fees payable to FSC at an annual rate of up to .25% of the average daily net asset value of such Portfolio's outstanding shares to finance activities which are principally intended to result in the sale of shares subject to the Arrow 12b-1 Plan. FSC may enter into agreements with financial institutions which provide distribution and/or administrative services as agents for their customers who beneficially own shares. Administrative services provided by such financial institutions may include, without limitation: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as may reasonably be requested.

     The Arrow 12b-1 Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. Accordingly, payments by the Arrow Portfolios under the Arrow 12b-1 Plan are based on the expressed fee rather than on specific amounts expended by FSC for distribution purposes. FSC may earn a profit from payments made by the Arrow Portfolios under the Arrow 12b-1 Plan.

     For the fiscal year ended September 30, 1996, FSC was entitled to receive fees from the Arrow Portfolios pursuant to the Arrow 12b-1 Plan in the aggregate amount of $238,312, all of which was voluntarily waived. Such fees represent
 .25% of the average daily net assets of the Arrow Portfolios during such period.

     CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS -- ARCH PORTFOLIOS. MVA serves as investment adviser for Arch and is entitled to receive advisory fees from the Arch Portfolios, computed daily and paid monthly, at the following annual rates, expressed as a percentage of average daily net assets:

                                                                                  ACTUAL ADVISORY
                                                                               FEE FOR YEAR/PERIOD*
                                                                              ENDED NOVEMBER 30, 1996
ARCH PORTFOLIO                                               ADVISORY FEE         (AFTER WAIVERS)
-----------------------------------------------------------  ------------     -----------------------
Government & Corporate Bond Portfolio                            .45%                   .45%
National Municipal Bond Portfolio                                .55%                   .00%
Growth Equity Portfolio                                          .75%                   .00%**

---------------
 * For the period November 18, 1996 (commencement of operations) through November 30, 1996 with respect to the Arch National Municipal Bond Portfolio.

** The Arch Growth Equity Portfolio has not yet commenced operations.

     As investment adviser, MVA manages the investments of each Arch Portfolio, makes decisions with respect to and places orders for all purchases and sales of each Portfolio's securities, and maintains certain records relating to such purchases and sales.

     See "Management of the Fund -- Investment Adviser and Sub-Adviser" in Arch's Prospectus for Investor A Shares of the Existing Arch Portfolios, which accompanies this Combined Proxy Statement/Prospectus and which is incorporated herein by reference, for additional information on MVA.

     Administrative services are provided to the Arch Portfolios by BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a subsidiary of The BISYS Group, Inc. For its services, BISYS Ohio is entitled to receive a fee from each Arch Portfolio, computed daily and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. For the fiscal year/period ended November 30, 1996, BISYS Ohio received administration fees (net of fee waivers) at the effective annual rate of .10% of the average daily net assets of the Arch Government & Corporate Bond Portfolio and .05% of the average daily net assets of the Arch National Municipal Bond Portfolio. See "Management of the
Fund -- Administrator" in Arch's Prospectus for Investor A Shares of the Existing Arch Portfolios which accompanies this Combined Proxy/Prospectus and which is incorporated herein by reference, for additional information on Arch's administrator.

     BISYS Ohio also serves as Arch's transfer and dividend disbursing agent. See "Management of the Fund -- Custodian, Sub-Custodian and Transfer Agent" in Arch's Prospectus for Investor A Shares of the Existing Arch Portfolios, which accompanies this Combined Proxy/Prospectus and which is incorporated herein by reference, for additional information on Arch's transfer and dividend disbursing agent.

     Custodial services are provided to Arch by Mercantile Bank. See "Custodian, Sub-Custodian and Transfer Agent" in Arch's Prospectus for Investor A Shares of the Existing Arch Portfolios, which accompanies this Combined Proxy Statement/Prospectus which is incorporated herein by reference, for additional information about Arch's custodian.

     BISYS Fund Services ("BISYS"), an affiliate of BISYS Ohio, serves as distributor of the shares of Arch's investment portfolios.

     Arch has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Arch 12b-1 Plan") with respect to Investor A Shares of its investment portfolios. Under the Arch 12b-1 Plan, Investor A Shares of each of the Arch Portfolios bear the expense of (i) distribution fees paid to BISYS at an annual rate of up to .10% of the average daily net assets of such Portfolio's outstanding Investor A Shares in consideration for distribution services and the assumption of related expenses primarily intended to result in the sale of Investor A Shares, and (ii) shareholder servicing fees paid to securities brokers, dealers and other such organizations ("Service Organizations") for administrative support services provided to their customers who are the beneficial owners of Investor A Shares at the annual rate of up to
 .20% of the average daily net asset value of such Portfolio's Investor A Shares beneficially owned by such customers. The Arch 12b-1 Plan authorizes Arch to enter into servicing agreements with Service Organizations that require the Service Organizations receiving such compensation to perform certain services with respect to the beneficial owners of Investor A Shares of an Arch Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries regarding their investments.

     The Arch 12b-1 Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. Accordingly, payments by the Arch Portfolios under the Arch 12b-1 Plan are based on the expressed fee rather than on specific amounts expended by BISYS for distribution purposes. BISYS may earn a profit from payments made by the Arch Portfolios under the Arch 12b-1 Plan.

     For the fiscal year ended November 30, 1996, the Existing Arch Portfolios paid fees to BISYS and other broker-dealers pursuant to the Arch 12b-1 Plan in the aggregate amount of $15,982, which represents .30% of the average daily net assets of the Existing Arch Portfolios' Investor A Shares during that period subject to the Arch 12b-1 Plan.

     Arch has adopted an Administrative Services Plan (the "Arch Services Plan") with respect to Trust Shares of its investment portfolios. Under the Arch Services Plan, Trust Shares of each of the Arch Portfolios bear the expense of shareholder servicing fees paid to Service Organizations for administrative services provided to their customers who are the beneficial owners of Trust Shares at the annual rate of up to .30% of the average daily net asset value of such Portfolio's Trust Shares beneficially owned by such customers. Like the Arch 12b-1 Plan, the Arch Services Plan authorizes Arch to enter into servicing agreements with Service Organizations that require the Service Organizations receiving such compensation to perform certain services with respect to the beneficial owners of Trust Shares of an Arch Portfolio. These services are the same services which Service Organizations are required to provide under the Arch 12b-1 Plan described above.

     For the fiscal year ended November 30, 1996, the Existing Arch Portfolios paid fees to Service Organizations pursuant to the Arch Services Plan in the aggregate amount of $157 which represents .30% of the average daily net assets of the Existing Arch Portfolios' Trust Shares during that period subject to the Plan.

     COMPARATIVE FEE TABLES. Set forth in the tables below is information regarding (i) the fees and expenses paid by shares of each Arrow Portfolio as of its most recent fiscal year, restated to reflect the fees and expenses that each Arrow Portfolio expects to incur during the current fiscal year, (ii) the fees and expenses paid by each Existing Arch Portfolio as of its most recent fiscal year, restated in the case of the Arch National Municipal Bond Portfolio to reflect the fees and expenses which that Portfolio expects to incur during the current fiscal year, or, in the case of the New Arch Portfolio, the fees and expenses which that Portfolio expects to incur during the current fiscal year, and (iii) estimated fees and expenses on a pro forma basis giving effect to the proposed Reorganization.

                             COMPARATIVE FEE TABLES

                                                                  ARCH
                                        ARROW                 GOVERNMENT &
                                     FIXED INCOME            CORPORATE BOND                   PRO FORMA COMBINED
                                      PORTFOLIO                PORTFOLIO                          PORTFOLIO
                                     ------------   --------------------------------   --------------------------------
                                        SHARES      INVESTOR A SHARES   TRUST SHARES   INVESTOR A SHARES   TRUST SHARES
                                     ------------   -----------------   ------------   -----------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                        3.50%(1)         4.50%(4)          None             4.50%(4)          None
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)           None             None             None              None             None
Contingent Deferred Sales Charge
  (as a percentage of offering
  price)                                  None             None             None              None             None
Redemption Fee (as a percentage of
  amount redeemed)                        None             None             None              None             None
Exchange Fee                              None             None             None              None             None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees                             .60%             .45%             .45%              .45%             .45%
12b-1 Fees (after fee waivers)            .00%(2)          .30%             .00%              .30%             .00%
Other Expenses (after fee waivers
  and expense reimbursements)             .65%             .20%(5)(6)       .20%(5)(6)        .20%(5)(6)       .20%(5)(6)
                                        ---------   -------------       ---------      -------------       ---------
Total Operating Expenses (after fee
  waivers and expense
  reimbursements)                        1.25%(3)          .95%(6)          .65%(6)           .95%(6)          .65%(6)
                                        =========   =============       =========      =============       =========

---------------
(1) Shareholders purchasing pursuant to the wrap fee program offered by Mercantile Investment Services, Inc. (formerly Mark Twain Brokerage Services, Inc.) are not subject to the sales charge. However, an annual wrap fee of 2.00% will be charged by Mercantile Investment Services, Inc. to these accounts. Additional charges may be charged by institutions in connection with the wrap fee program.

(2) The Arrow Fixed Income Portfolio can pay up to .25% of its average daily net assets as a 12b-1 fee. Until further notice to shareholders, FSC plans to continue to waive all 12b-1 fees.

(3) The Annual Operating Expenses for the Arrow Fixed Income Portfolio in the table above are based on expenses incurred by the Portfolio during the fiscal year ended September 30, 1996, as restated to reflect the expenses which the Portfolio expects to incur during the fiscal year ending September 30, 1997. The Total Operating Expenses for the Portfolio during the fiscal year ending September 30, 1997 are expected to be 1.50% absent the voluntary waivers detailed in note (2).

(4) Reduced sales charge may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges -- Investor A Shares of the Equity and Bond Portfolios" in the Arch Prospectus for Investor A Shares of the Existing Arch Portfolios which accompanies this Combined Proxy Statement/Prospectus and which is incorporated herein by reference.

(5) Without fee waivers, administration fees for the Arch Government & Corporate Bond Portfolio would be .20%.

(6) Without fee waivers and/or expense reimbursements, Other Expenses would be .30% and .30% for Investor A Shares and Trust Shares, respectively, of the Arch Government & Corporate Bond Portfolio, and Total Operating Expenses would be 1.05% and 1.05% for Investor A Shares and Trust Shares, respectively, of the Arch Government & Corporate Bond Portfolio.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                       ------     -------     -------     --------
    Arrow Fixed Income Portfolio(1)                     $ 47        $73        $ 101        $181
    Arch Government & Corporate Bond Portfolio
      Investor A Shares(1)                              $ 54        $74        $  95        $156
      Trust Shares                                      $  7        $21        $  36        $ 81
    Pro Forma Combined Portfolio
      Investor A Shares(1)                              $ 54        $74        $  95        $156
      Trust Shares                                      $  7        $21        $  36        $ 81

---------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

                                      ARROW                  ARCH NATIONAL
                                 MUNICIPAL INCOME            MUNICIPAL BOND                   PRO FORMA COMBINED
                                    PORTFOLIO                  PORTFOLIO                          PORTFOLIO
                                 ----------------   --------------------------------   --------------------------------
                                      SHARES        INVESTOR A SHARES   TRUST SHARES   INVESTOR A SHARES   TRUST SHARES
                                 ----------------   -----------------   ------------   -----------------   ------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                      3.50%(1)            4.50%(5)         None              4.50%(5)         None
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)        None                None             None              None             None
Contingent Deferred Sales
  Charge
  (as a percentage of offering
  price)                               None                None             None              None             None
Redemption Fee (as a percentage
  of amount redeemed)                  None                None             None              None             None
Exchange Fee                           None                None             None              None             None
ANNUAL OPERATING EXPENSES (as a
  percentage of average net
  assets)
Advisory Fees (after fee
  waivers)                              .11%(2)             .00%(6)          .00%(6)           .00%(6)          .00%(6)
12b-1 Fees (after fee waivers)          .00%(3)             .30%             .00%              .30%             .00%
Other Expenses (after fee
  waivers and expense
  reimbursements)                      1.21%                .12%(7)(8)       .12%(7)(8)        .12%(7)(8)       .12%(7)(8)
                                       ----                 ---              ---               ---              ---
Total Operating Expenses
  (after fee waivers and
  expense reimbursements)              1.32%(4)             .42%(8)          .12%(8)           .42%(8)          .12%(8)
                                       ====                 ===              ===               ===              ===

---------------
(1) Shareholders purchasing pursuant to the wrap fee program offered by Mercantile Investment Services, Inc. (formerly Mark Twain Brokerage Services, Inc.) are not subject to the sales charge. However, an annual wrap fee of 2.00% will be charged by Mercantile Investment Services, Inc. to these accounts. Additional charges may be charged by institutions in connection with the wrap fee program.

(2) Without fee waivers, the Advisory Fee for the Arrow Municipal Income Portfolio would be .70%.

(3) The Arrow Municipal Income Portfolio can pay up to .25% of its average daily net assets as a 12b-1 fee. Until further notice to shareholders, FSC plans to continue to waive all 12b-1 fees.

(4) The Annual Operating Expenses for the Arrow Municipal Income Portfolio in the table above are based on expenses incurred by the Portfolio during the fiscal year ended September 30, 1996, as restated to reflect the expenses which the Portfolio expects to incur during the fiscal year ending September 30, 1997. The Total Operating Expenses of the Portfolio during the fiscal year ending September 30, 1997 are expected to be 2.16% absent the voluntary waivers detailed in notes (2) and (3).

(5) Reduced sales charge may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges -- Investor A Shares of the Equity and Bond Portfolios" in the Arch Prospectus for Investor A Shares of the Existing Arch Portfolios which accompanies this Combined Proxy Statement/Prospectus and which is incorporated herein by reference.

(6) Without fee waivers, Advisory Fees for the Arch National Municipal Bond Portfolio would be .55%.

(7) Without fee waivers, administration fees for the Arch National Municipal Bond Portfolio would be .20%.

(8) Without fee waivers and/or expense reimbursements, Other Expenses would be .22% and .57% for Investor A Shares and Trust Shares, respectively, of the Arch National Municipal Bond Portfolio and Total Operating Expenses would be 1.07% and 1.07% for Investor A Shares and Trust Shares, respectively, of the Arch National Municipal Bond Portfolio.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                       ------     -------     -------     --------
    Arrow Municipal Income Portfolio(1)                 $ 48        $75        $ 105        $188
    Arch National Municipal Bond Portfolio
      Investor A Shares(1)                              $ 49        $58          N/A         N/A
      Trust Shares                                      $  1        $ 4          N/A         N/A
    Pro Forma Combined Portfolio
      Investor A Shares(1)                              $ 49        $58          N/A         N/A
      Trust Shares                                      $  1        $ 4          N/A         N/A

---------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

                                      ARROW                     ARCH
                                     EQUITY                GROWTH EQUITY                      PRO FORMA COMBINED
                                    PORTFOLIO                PORTFOLIO                            PORTFOLIO
                                    ---------     --------------------------------     --------------------------------
                                     SHARES       INVESTOR A SHARES   TRUST SHARES     INVESTOR A SHARES   TRUST SHARES
                                    ---------     -----------------   ------------     -----------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                      3.50%(1)          4.50%(4)         None                4.50%(4)         None
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)        None              None             None                None             None
Contingent Deferred Sales Charge
  (as a percentage of offering
  price)                               None              None             None                None             None
Redemption Fee (as a percentage of
  amount redeemed)                     None              None             None                None             None
Exchange Fee                           None              None             None                None             None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees                           .75%              .75%             .75%                .75%             .75%
12b-1 Fees (after fee waivers)          .00%(2)           .30%             .00%                .30%             .00%
Other Expenses
  (after fee waivers and expense
  reimbursements)                       .39%              .23%(5)(6)       .23%(5)(6)          .23%(5)(6)       .23%(5)(6)
                                       ----              ----             ----                ----             ----
Total Operating Expenses
  (after fee waivers and expense
  reimbursements)                      1.14%(3)          1.28%(6)          .98%(6)            1.28%(6)          .98%(6)
                                       ====              ====             ====                ====             ====

---------------
(1) Shareholders purchasing pursuant to the wrap fee program offered by Mercantile Investment Services, Inc. (formerly Mark Twain Brokerage Services, Inc.) are not subject to the sales charge. However, an annual wrap fee of 2.00% will be charged by Mercantile Investment Services, Inc. to these accounts. Additional charges may be charged by institutions in connection with the wrap fee program.

(2) The Arrow Equity Portfolio can pay up to .25% of its average daily net assets as a 12b-1 fee. Until further notice to shareholders, FSC plans to continue to waive all 12b-1 fees.

(3) The Annual Operating Expenses for the Arrow Equity Portfolio in the table above are based on expenses incurred by the Portfolio during the fiscal year ended September 30, 1996, as restated to reflect the expenses which the Portfolio expects to incur during the fiscal year ending September 30, 1997. The Total Operating Expenses of the Portfolio during the fiscal year ending September 30, 1997 are expected to be 1.39% absent the voluntary waivers detailed in note (2).

(4) Reduced sales charge may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges -- Investor A Shares of the Equity and Bond Portfolios" in the Arch Prospectus for Investor A Shares of the Existing Arch Portfolios which accompanies this Combined Proxy Statement/Prospectus and which is incorporated herein by reference.

(5) Without fee waivers, administration fees for the Arch Growth Equity Portfolio would be .20%.

(6) Without fee waivers and/or expense reimbursements, Other Expenses would be .35% and .65% for Investor A Shares and Trust Shares, respectively, of the Arch Growth Equity Portfolio and Total Operating Expenses would be 1.40% and 1.40% for Investor A Shares and Trust Shares, respectively, of the Arch Growth Equity Portfolio.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                       ------     -------     -------     --------
    Arrow Equity Portfolio(1)                           $ 46        $70         $96         $169
    Arch Growth Equity Portfolio
      Investor A Shares(1)                              $ 57        $84         N/A          N/A
      Trust Shares                                      $ 10        $45         N/A          N/A
    Pro Forma Combined Portfolio
      Investor A Shares(1)                              $ 57        $84         N/A          N/A
      Trust Shares                                      $ 10        $31         N/A          N/A

---------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

     EXPENSE RATIOS -- ARROW PORTFOLIOS. The following table sets forth (i) the ratios of operating expenses to average net assets of the Arrow Portfolios for the fiscal year ended September 30, 1996 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements, and (ii) the annualized ratios of operating expenses to average net assets of the Arrow Portfolios for the six-month period ended March 31, 1997 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements:

                                                               FISCAL YEAR ENDED SEPTEMBER 30, 1996
                                                            -------------------------------------------
                                                            RATIO OF OPERATING      RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE     EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER        NET ASSETS ABSENT
                                                              FEE WAIVERS AND         FEE WAIVERS AND
                                                                  EXPENSE                 EXPENSE
                     ARROW PORTFOLIOS                         REIMBURSEMENTS          REIMBURSEMENTS
----------------------------------------------------------  -------------------     -------------------
Fixed Income Portfolio                                              1.27%                   1.53%
Municipal Income Portfolio                                          1.20%                   2.04%
Equity Portfolio                                                    1.17%                   1.45%

                                                               SIX-MONTH PERIOD ENDED MARCH 31, 1997
                                                            -------------------------------------------
                                                                ANNUALIZED              ANNUALIZED
                                                            RATIO OF OPERATING      RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE     EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER        NET ASSETS ABSENT
                                                              FEE WAIVERS AND         FEE WAIVERS AND
                                                                  EXPENSE                 EXPENSE
                     ARROW PORTFOLIOS                         REIMBURSEMENTS          REIMBURSEMENTS
----------------------------------------------------------  -------------------     -------------------
Fixed Income Portfolio                                              1.32%                   1.57%
Municipal Income Portfolio                                          1.37%                   2.21%
Equity Portfolio                                                    1.14%                   1.39%

     EXPENSE RATIOS -- ARCH PORTFOLIOS. The following tables set forth (i) the ratios of operating expenses to average net assets of the Arch Portfolios for the fiscal year ended November 30, 1996 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements, and (ii) the annualized ratios of operating expenses to average net assets of the Arch Portfolios for the six-month period ended May 31, 1997 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements:

                                                                FISCAL YEAR ENDED NOVEMBER 30, 1996
                                                            -------------------------------------------
                                                            RATIO OF OPERATING      RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE     EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER        NET ASSETS ABSENT
                                                              FEE WAIVERS AND         FEE WAIVERS AND
                                                                  EXPENSE                 EXPENSE
                     ARCH PORTFOLIOS                          REIMBURSEMENTS          REIMBURSEMENTS
----------------------------------------------------------  -------------------     -------------------
Government & Corporate Bond Portfolio
  Investor A Shares                                                  .95%                   1.05%
  Trust Shares                                                       .65%                    .75%
National Municipal Bond Portfolio
  Investor A Shares                                                  .42%*                  1.12%*
  Trust Shares                                                       .12%*                   .82%*
Growth Equity Portfolio
  Investor A Shares                                                   **                      **
  Trust Shares                                                        **                      **

---------------
 * Annualized

** Had not commenced operations at November 30, 1996.

                                                                SIX-MONTH PERIOD ENDED MAY 31, 1997
                                                            -------------------------------------------
                                                                ANNUALIZED              ANNUALIZED
                                                            RATIO OF OPERATING      RATIO OF OPERATING
                                                            EXPENSES TO AVERAGE     EXPENSES TO AVERAGE
                                                             NET ASSETS AFTER        NET ASSETS ABSENT
                                                              FEE WAIVERS AND         FEE WAIVERS AND
                                                                  EXPENSE                 EXPENSE
                     ARCH PORTFOLIOS                          REIMBURSEMENTS          REIMBURSEMENTS
----------------------------------------------------------  -------------------     -------------------
Government & Corporate Bond Portfolio
  Investor A Shares                                                 .95%                    1.05%
  Trust Shares                                                      .65%                    1.05%
National Municipal Bond Portfolio
  Investor A Shares                                                 .42%                    1.07%
  Trust Shares                                                      .12%                    1.07%
Growth Equity Portfolio
  Investor A Shares                                                 *                       *
  Trust Shares                                                      *                       *

---------------
* Had not commenced operations at May 31, 1997.

     VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Arrow's Board of Trustees in connection with a Special Meeting of Shareholders to be held at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania, on Tuesday, November 11, 1997 at 2:00 p.m. Eastern Time (such meeting and any adjournments thereof hereinafter referred to as the "Meeting"). Only Shareholders of record at the close of business on September 12, 1997 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately by Portfolio. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Arrow a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, including a description of the Shareholder vote required for approval of the Reorganization Agreement and related transactions contemplated thereby, see "Information Relating to Voting Matters."

     RISK FACTORS. The following discussion highlights the principal risk factors associated with an investment in the Reorganizing Portfolios and the Existing Arch Portfolios and is qualified in its entirety by the more extensive discussion of risk factors in "Comparison of Investment Policies and Risk Factors."

     Because of the similarities of the investment objectives and policies of the Reorganizing Portfolios and the corresponding Existing Arch Portfolios, management believes that an investment in an Existing Arch Portfolio involves risks that are similar to those of the corresponding Reorganizing Portfolio. These investment risks include those typically associated with investing in a diversified portfolio of government or investment grade corporate bonds in the case of the Arrow Fixed Income Portfolio and in a diversified portfolio of municipal securities in the case of the Arrow Municipal Income Portfolio.

     There are differences, however, between the Reorganizing Portfolios and the Existing Arch Portfolios, as described below under "Comparison of Investment Policies and Risk Factors." These differences can result in different risks. For example, the Arrow Fixed Income Portfolio will only invest in investment grade debt securities, i.e. securities rated in one of the four highest rating categories assigned by one or more rating agencies or, if unrated, determined by MVA to be of comparable quality. The Arch Government & Corporate Bond Portfolio also will only invest in investment grade debt securities, provided, however, that at least 65% of its assets will be invested in debt securities rated within the three highest rating categories assigned by one or more rating agencies or, if unrated, determined by MVA to be of comparable quality. Similarly, the Arrow Municipal Income Portfolio will only invest in investment grade municipal securities. The Arch National Municipal Bond Portfolio also will only invest in investment grade municipal securities, provided, however, that at least 65% of its assets will be invested in municipal securities rated in one of the three highest rating categories assigned by one or more rating agencies or, if unrated, determined by MVA to be of comparable quality. Debt securities, including municipal securities, rated in the lowest investment grade rating category do not have outstanding investment characteristics and may have speculative characteristics as well.

     The Arrow Fixed Income Portfolio may invest up to 10% of its assets in investment grade debt securities of foreign issuers. The Arch Government & Corporate Bond Portfolio may invest up to 10% of its total assets in dollar-denominated debt obligations of foreign issuers, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Investments in the securities of foreign issuers, whether made directly or indirectly, carry certain risks not ordinarily associated with investments in the securities of domestic issuers.

     The Arch Government & Corporate Bond Portfolio and the Arrow Fixed Income Portfolio may each purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation and write covered call options (and covered put options in the case of the Arrow Fixed Income Portfolio) listed on a national securities exchange and issued by the Options Clearing Corporation. Unlike the Arch Government & Corporate Bond Portfolio, the Arrow Fixed Income Portfolio may also purchase and write unlisted over-the-counter options which are not subject to the protections afforded by the Options Clearing Corporation. The Arrow Municipal Income Portfolio may purchase and write listed and unlisted options as described above, whereas the Arch National Municipal Bond Portfolio may not enter into options transactions.

     The Arch Government & Corporate Bond Portfolio and the Arrow Fixed Income Portfolio may each purchase mortgage-related asset-backed securities. Unlike the Arrow Fixed Income Portfolio, the Arch Government & Corporate Bond Portfolio may purchase non-mortgage-related asset-backed securities, which involve certain risks that are not presented by mortgage-related asset-backed securities arising primarily from the nature of the underlying collateral (i.e. credit card receivables and automobile loan receivables as opposed to real estate mortgages).

     Unlike the Arch National Municipal Bond Portfolio, the Arrow Municipal Income Portfolio may enter into repurchase agreements and reverse repurchase agreements. Default by a counterparty to a repurchase agreement could expose a Portfolio to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by a Portfolio will decline below the repurchase price which the Portfolio is obligated to pay.

     The per share price of the Reorganizing Portfolios and the Existing Portfolios will fluctuate with changes in the value of the investments held by each Portfolio. Generally, the market value of debt securities will vary inversely to changes in prevailing interest rates. There is no assurance that any Portfolio will achieve its investment objective.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     Arrow has entered into an agreement whereby its investment portfolios (other than the Arrow Government Money Market Portfolio) are to be acquired by investment portfolios of Arch. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Combined Proxy Statement/Prospectus.

     DESCRIPTION OF THE REORGANIZATION AGREEMENT. There are four separate Arrow investment portfolios. Prior to the consummation of the transactions contemplated by the Reorganization Agreement, it is anticipated that shareholders of the Arrow Government Money Market Portfolio will redeem their shares in that portfolio. The initial transaction in the Reorganization is that the assets of the two Arrow Reorganizing Portfolios will be acquired by two similar investment portfolios currently offered by Arch. Afterwards, the Arrow Continuing Portfolio will be acquired by the New Arch Portfolio which has been organized to continue its operations.

     The Reorganization Agreement provides, first, that substantially all of the assets and liabilities of the Reorganizing Portfolios will be transferred to the Existing Arch Portfolios identified in the table below. Not less than seven calendar days thereafter, substantially all of the assets and liabilities of the Continuing Portfolio will be transferred to the New Arch Portfolio identified in the table below. The holders of shares of an Arrow Portfolio will receive Investor A Shares of the corresponding Arch Portfolio identified in the table. The number of Investor A Shares to be issued by each Arch Portfolio will have an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding Arrow Portfolio as of the regular close of the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on the same business day on which each transaction will be consummated. The number of Investor A Shares received by an Arrow shareholder may be different from the number of Arrow shares previously held, but the value of such shares in the aggregate will equal the aggregate value held previously by such shareholders. Arrow shareholders will not pay a sales charge in connection with their receipt of Investor A Shares of the Arch Portfolios.

           REORGANIZING PORTFOLIOS                       EXISTING ARCH PORTFOLIOS
---------------------------------------------  ---------------------------------------------
           Fixed Income Portfolio                  Government & Corporate Bond Portfolio
         Municipal Income Portfolio                  National Municipal Bond Portfolio

            CONTINUING PORTFOLIO                            NEW ARCH PORTFOLIO
---------------------------------------------  ---------------------------------------------
              Equity Portfolio                            Growth Equity Portfolio

     The Reorganization Agreement provides that Arrow will declare a dividend or dividends prior to the Reorganizing Portfolios Transaction which, together with all previous dividends, will have the effect of distributing to the Shareholders of each of the Reorganizing Portfolios all undistributed ordinary income earned and net capital gains realized up to and including the effective time of the Reorganizing Portfolios Transaction.

     Following the transfers of assets and liabilities from the Arrow Portfolios to the Arch Portfolios, and the issuances of Investor A Shares by the Arch Portfolios to the Arrow Portfolios, each of the Arrow Portfolios will distribute the Investor A Shares of the Arch Portfolios pro rata to the holders of shares of the Arrow Portfolios as described above in liquidation of the Arrow Portfolios. Each holder of shares of an Arrow Portfolio will receive an amount of Investor A Shares of the corresponding Arch Portfolio of equal value, plus the right to receive any declared and unpaid dividends or distributions. Following the Reorganization, Shareholders of the Arrow Portfolios will be shareholders of the corresponding Arch Portfolios, and Arrow will be deregistered as an investment company under the 1940 Act and its existence terminated under state law.

     At September 12, 1997, Mercantile Bank owned of record with the power to vote approximately 96.42% of the outstanding shares of the Arrow Portfolios on behalf of customers maintaining fiduciary, employee benefit, retirement plan or other qualified accounts at Mercantile Bank. Arch and Arrow have been advised by Mercantile Bank that it intends to exchange the Investor A Shares of the Arch Portfolios that it receives in these capacities for Trust Shares of the same Arch Portfolios. Mercantile Bank intends to effect this exchange, which it has been advised by Drinker Biddle & Reath LLP will not cause shareholders to recognize taxable gains or losses, promptly after the Reorganization because it believes that Trust Shares are more appropriate than Investor A Shares for these customers.

     The stock transfer books of Arrow will be permanently closed after the Reorganization. If any Arrow Portfolio shares held by a former Arrow Portfolio shareholder are represented by share certificates, the certificate must be surrendered to Arch's transfer agent for cancellation before the Arch Portfolio shares issued to the shareholder in the Reorganization may be redeemed. Arch will not issue share certificates with respect to the Arch Portfolio shares issued in connection with the Reorganization.

     The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the transactions contemplated thereby as described in this Combined Proxy Statement/Prospectus by the Shareholders of the Arrow Portfolios; the receipt of certain legal opinions described in the Reorganization Agreement; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance in all material respects of their agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganizing Portfolios Transaction is expected to occur on or after November 14, 1997 and the Continuing Portfolio Transaction is expected to occur on or after November 21, 1997.

     Arch and Arrow will each be responsible for the payment of its own expenses incurred in connection with the Reorganization. Arch estimates that it will bear approximately $75,000 of the total cost of the Reorganization and Arrow estimates that it will bear approximately $20,000 of the total cost of the Reorganization. If the Reorganization is consummated, the expenses of the Arrow Portfolios will be assumed by the corresponding Arch Portfolios.

     The Reorganization may be terminated at any time prior to its consummation by Arch or Arrow if the conditions specified in the Reorganization Agreement are not satisfied or by the mutual consent of Arch and Arrow. The Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the Shareholders of Arrow (a) the parties thereto may, by written agreement approved by their respective Boards of Trustees or Directors or authorized officers and with or without the approval of their shareholders, amend any of the provisions of the

Reorganization Agreement; and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations with or without the approval of such party's shareholders.

     Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. One condition is that for three years thereafter, at least 75% of the board of directors of the surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. Another condition is that no "unfair burden" is imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). Arch intends to comply with the conditions set forth in Section 15(f).

     In its consideration and approval of the Reorganization at a meeting on August 18, 1997, the Board of Trustees of Arrow considered the effect of the Holding Company Merger of Mark Twain Bancshares, Inc. and Mercantile Bancorporation Inc. on Arrow; the recommendation of MVA with respect to the proposed consolidation of Arrow and Arch; the tax-free nature of the Reorganization; and the fact that the interests of Shareholders would not be diluted as a result of the Reorganization.

     After consideration of all of the foregoing factors, together with certain other factors and information considered to be relevant, Arrow's Board of Trustees unanimously approved the Reorganization Agreement and directed that it be submitted to Shareholders for approval. ARROW'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.

     The Board of Trustees of Arrow has not determined what action it will take in the event the Shareholders of any Arrow Portfolio fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated. In either such event, the Trustees may choose to consider alternative dispositions of the Arrow Portfolios' assets, including the sale of assets to, or merger with, another investment company, or the possible liquidation of any of the Arrow Portfolios.

     At a meeting held on June 17, 1997, the Arch Board of Directors considered the proposed Reorganization. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Directors unanimously determined that the proposed Reorganization was in the best interests of the Arch Portfolios and their respective shareholders and that the interests of existing shareholders of the Arch Portfolios would not be diluted as a result of effecting the transaction.

     CAPITALIZATION. Because the Reorganizing Portfolios will be combined in the Reorganization with the Existing Arch Portfolios, the total capitalization of each of the Existing Arch Portfolios after the Reorganization is expected to be greater than the current capitalization of the corresponding Reorganizing Portfolios. The following table sets forth (i) the capitalization of each of the Reorganizing Portfolios as of May 31, 1997;

(ii) the capitalization of each of the Existing Arch Portfolios as of May 31, 1997; and (iii) the pro forma capitalization of each of the Existing Arch Portfolios as adjusted to give effect to the Reorganization. If consummated, the capitalization of each Portfolio is likely to be different at the time of the Reorganizing Portfolios Transaction as a result of daily share purchase and redemption activity in the Portfolios.

                                                                         ARCH
                                                        ARROW        GOVERNMENT &
                                                     FIXED INCOME   CORPORATE BOND       PRO FORMA
                                                      PORTFOLIO       PORTFOLIO      COMBINED PORTFOLIO
                                                     ------------   --------------   ------------------
Total Net Assets
  Shares/Investor A Shares                           $ 28,125,845    $   4,606,807      $ 32,732,652
  Trust Shares                                                N/A    $ 141,220,745      $141,220,745
Shares Outstanding
  Shares/Investor A Shares                              2,898,396          458,760         3,260,224
  Trust Shares                                                N/A       14,062,830        14,062,830
Net Asset Value Per Share
  Shares/Investor A Shares                                  $9.59           $10.04            $10.04
  Trust Shares                                                N/A           $10.04            $10.04

                                                                        ARCH
                                                       ARROW          NATIONAL
                                                     MUNICIPAL       MUNICIPAL        PRO FORMA
                                                      INCOME            BOND           COMBINED
                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                    -----------     ------------     ------------
Total Net Assets
  Shares/Investor A Shares                          $13,450,961     $    542,574     $ 13,993,535
  Trust Shares                                              N/A     $325,883,666     $325,883,666
Shares Outstanding
  Shares/Investor A Shares                            1,304,417           54,515        1,406,385
  Trust Shares                                              N/A       32,725,131       32,725,131
Net Asset Value Per Share
  Shares/Investor A Shares                               $10.31            $9.95            $9.95
  Trust Shares                                              N/A            $9.96            $9.96

     FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the condition that Arrow and Arch receive an opinion from Drinker Biddle & Reath LLP, based on certain factual assumptions and in reliance on certain factual representations by the management of Arrow and Arch, to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each of the Arrow Portfolios to the corresponding Arch Portfolio in exchange for Investor A Shares of the corresponding Arch Portfolio and the liquidating distribution to Shareholders of the Arrow Portfolio of the Investor A Shares of the Arch Portfolio so received, as described in the Reorganization Agreement, will constitute a reorganization within the meaning of
Section 368(a)(1)(C), Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and both the Arrow Portfolio and the Arch Portfolio will be considered "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Arrow Portfolios as a result of such transactions; (iii) no gain or loss will be recognized by the Arch Portfolios as a result of such transactions; (iv) no gain or loss will be recognized by the Shareholders of any Arrow Portfolio on the distribution to them of Investor A Shares of the corresponding Arch Portfolio in exchange for their shares of the Arrow Portfolio; (v) the aggregate basis of the Investor A Shares of an Arch Portfolio received by a Shareholder of an Arrow Portfolio will be the same as the aggregate basis of the Shareholder's Arrow Portfolio shares immediately prior to the Reorganization; (vi) the basis of each Arch Portfolio in the assets of the corresponding Arrow Portfolio received pursuant to the Reorganization will be the same as the basis of the assets in the hands of the Arrow Portfolio immediately before the Reorganization; (vii) a Shareholder's holding period for Investor A Shares of an Arch Portfolio will be determined by including the period for which the Shareholder held the Arrow Portfolio shares exchanged therefor, provided that the Shareholder held such Arrow Portfolio shares as a capital asset; and (viii) each Arch Portfolio's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the corresponding Arrow Portfolio.

     Arch and Arrow have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

               COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

     The investment objectives and policies of the Reorganizing Portfolios are, in many respects, similar to those of the corresponding Existing Arch Portfolios. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the Reorganizing Portfolios and their corresponding Existing Arch Portfolios and is qualified in its entirety by the discussion elsewhere herein, and in the Prospectuses and Statements of Additional Information of the Reorganizing Portfolios and the Existing Arch Portfolios incorporated herein by reference.

INVESTMENT POLICIES AND RISK -- GENERAL

     The investment objective of each of the Reorganizing Portfolios and of each of the Existing Arch Portfolios is fundamental, meaning that it may not be changed without the vote of the holders of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act). Unless otherwise indicated, the investment policies of the Reorganizing Portfolios and Existing Arch Portfolios are not fundamental and may be changed by the respective Boards of Trustees or Directors.

ARROW FIXED INCOME PORTFOLIO AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

     The investment policies of the Portfolios are similar, but not identical. Both Portfolios invest at least 65% of their respective assets (under normal conditions, in the case of the Arrow Fixed Income Portfolio) in U.S. Government and investment grade corporate debt securities. Both Portfolios will only invest in investment grade securities, i.e. securities rated at the time of purchase in the four highest rating categories assigned by a rating agency or, if unrated, determined by MVA to be of comparable quality, although the Arch Government & Corporate Bond Portfolio must (i) invest a minimum of 65% of its assets in securities rated in the three highest rating categories assigned by a rating agency or, if unrated, determined by MVA to be of comparable quality, and (ii) maintain a dollar-weighted average portfolio quality of at least "A" or higher. Debt securities with the lowest investment grade rating do not have outstanding investment characteristics and may have speculative characteristics as well.

     The debt securities in which each Portfolio may invest include fixed and variable rate bonds, debentures, notes, and securities convertible into or exchangeable for common stock (the Arrow Portfolio may also invest in securities convertible into or exchangeable for preferred stock). The Arrow Fixed Income Portfolio may also invest in preferred stock and units, which are debt securities with stock or warrants to buy stock attached.

     The Arrow Fixed Income Portfolio may invest up to 10% of its assets in the debt securities of foreign issuers. Such securities include the securities of foreign governments, foreign governmental agencies or supranational organizations or investment grade debt securities of foreign corporations. The Arch Government & Corporate Bond Portfolio may invest up to 10% of its total assets in dollar-denominated debt obligations of foreign issuers, either directly or indirectly through ADRs and EDRs. Investments in securities of foreign issuers, whether made directly or indirectly, carry certain risks not ordinarily associated with investments in securities of foreign issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     The Arrow Fixed Income Portfolio may invest in mortgage-related asset-backed securities, including collateralized mortgage obligations ("CMOs"), rated in one of the three highest rating categories assigned by one or more rating agencies or determined to be of comparable quality by MVA. The Arch Government & Corporate Bond Portfolio may invest in investment grade mortgage-related asset-backed securities, including CMOs, as well as non-mortgage-related asset-backed securities, although investments in non-mortgage-related asset-backed securities will not exceed 25% of the Portfolio's total assets at the time of purchase. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict. The collateral supporting non-mortgage-related asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non-mortgage-related asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases. The Arch Government & Corporate Bond Portfolio may also invest in first mortgage loans, income participation loans and participations in certificates of pools of mortgages.

     Each Portfolio may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation, provided, however, that the Arch Government & Corporate Bond Portfolio will not invest more than 10% of its net assets in such options. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Each Portfolio may also write covered call options (and covered put options in the case of the Arrow Fixed Income Portfolio) listed on a national securities exchange and issued by the Options Clearing Corporation, limited in amount with respect to the Arch Government & Corporate Bond Portfolio to not more than 20% of the value of the Portfolio's net assets. The Arrow Fixed Income Portfolio may also purchase and write unlisted over-the-counter options which are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

     Each Portfolio may purchase and sell futures contracts and options on futures contracts as a hedge against anticipated changes in interest rates or market conditions. Neither Portfolio will purchase or sell futures contracts or related options for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Portfolio on its open futures and options positions exceeds 5% of the Portfolio's total assets. When futures and related options are used as a hedging device, there is a risk that the prices of the securities subject to the futures contract may not correlate with the prices of a Portfolio's investment securities. This may cause the futures contract and any related options to react differently than the Portfolio's investment securities to market changes.

     The Arch Government & Corporate Bond Portfolio may hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such time and in such proportions as, in the opinion of MVA, prevailing market or economic conditions warrant. Such short-term obligations may include commercial paper, bankers acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Arrow Fixed Income Portfolio may invest in commercial paper rated in the top two rating categories assigned by one or more rating agencies; time and savings deposits (including certificates of deposit) in certain domestic banks and certificates of deposit and other time deposits issued by the foreign branches of such domestic banks; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Each Portfolio may purchase "stripped" securities limited, with respect to the Arch Government & Corporate Bond Portfolio, to stripped U.S. Treasury and agency obligations. Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Each Portfolio may purchase "when-issued" securities, and the Arch Government & Corporate Bond Portfolio may also purchase and sell securities on a forward commitment or delayed settlement basis. Both Portfolios may enter into repurchase and reverse repurchase agreement transactions, lend their portfolio securities and invest in the securities of other investment companies. Neither Portfolio will invest more than 15% of the value of its net assets in illiquid securities.

ARROW MUNICIPAL INCOME PORTFOLIO AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

     The Portfolios have similar, but not identical, investment policies. As a matter of fundamental policy, each Portfolio invests at least 80% of its total assets in municipal securities, primarily bonds (at least 65% under normal market conditions) with respect to the Arch National Municipal Bond Portfolio. Each Portfolio purchases only investment grade municipal securities, i.e. securities rated in the top four rating categories assigned by one or more rating agencies or, if unrated, determined by MVA to be of comparable quality, provided, however, that (i) the Arch National Municipal Bond Portfolio will invest, under normal conditions, at least 65% of its assets in municipal securities that are rated at the time of purchase in one of the three highest rating categories assigned by one or more rating agencies or, if unrated, determined by MVA to be of comparable quality, and (ii) the Arrow Municipal Income Portfolio may invest in short-term municipal securities rated in the highest rating category by one or more rating agencies.

     The Arch National Municipal Bond Portfolio may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state, (ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds. The Arrow Municipal Income Portfolio may invest more than 25% of the value of its assets in industrial development bonds. Both Portfolios may invest in participation interests (the Arch Portfolio may also invest in other tax-exempt derivative instruments) and variable and floating rate municipal securities.

     During temporary defensive periods, the Arch National Municipal Bond Portfolio (i) may invest in taxable obligations, such as obligations of the U.S. Government, its agencies and instrumentalities, including "stripped securities," and debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories assigned by one or more rating agencies, and (ii) may hold without limit uninvested cash reserves which do not earn income pending investment.

     Unlike the Arch National Municipal Bond Portfolio, the Arrow Municipal Income Portfolio may purchase listed and unlisted put and call options and write listed and unlisted covered call options and covered put options. See "Comparison of Investment Policies and Risk Factors -- Arrow Fixed Income Portfolio and Arch Government & Corporate Bond Portfolio" above.

     The Arrow Municipal Income Portfolio may enter into repurchase agreements and reverse repurchase agreements, whereas the Arch National Municipal Bond Portfolio may not. Each Portfolio may purchase "when-issued" securities and the Arch National Municipal Bond Portfolio may also purchase and sell securities on a forward commitment or delayed settlement basis and enter into stand-by commitments. Each Portfolio may lend its portfolio securities and invest in the securities of other investment companies. While both Portfolios may invest up to 15% of their respective net assets in illiquid securities, the Arrow Municipal Income Portfolio may only invest up to 10% of its net assets in restricted municipal securities.

INVESTMENT LIMITATIONS

     Neither the Reorganizing Portfolios nor the Existing Arch Portfolios may change their fundamental investment limitations without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the particular Reorganizing Portfolio or Existing Arch Portfolio. The investment limitations of the Reorganizing Portfolios and the corresponding Existing Arch Portfolios are similar, but not identical.

     Each of the Reorganizing Portfolios and each of the Existing Arch Portfolios is a "diversified" investment portfolio and, therefore, has a fundamental policy limiting investments in securities of any one issuer (other than cash, cash items or securities issued by the U.S. Government, its agencies and instrumentalities and, with respect to the Reorganizing Portfolios, repurchase agreements collateralized by such securities) to 5% of the value of a Portfolio's total assets, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to this 5% limitation. In addition, none of the Reorganizing Portfolios or the Existing Arch Portfolios may acquire more than 10% of the outstanding voting securities of any one issuer, except that the Existing Arch Portfolios may invest up to 25% of their respective total assets without regard to such 10% limitation.

     The Reorganizing Portfolios may not issue senior securities, except that each Portfolio may borrow money directly or through reverse repurchase agreements in amounts up to one-third the value of its total assets, including the amount borrowed, for temporary purposes. The Existing Arch Portfolios may not borrow money or issue senior securities, except that each Portfolio may borrow from banks and the Arch Government & Corporate Bond Portfolio may enter into reverse repurchase agreements for temporary purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing. Neither a Reorganizing Portfolio nor an Existing Arch Portfolio will purchase securities while its borrowings, including reverse repurchase agreements, exceed 5% of the total assets of such Portfolio.

     The Reorganizing Portfolios and the Existing Arch Portfolios may mortgage, pledge or hypothecate their assets only to secure permitted indebtedness, and then may only pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15%, in the case of the Reorganizing Portfolios, or 10% in the case of the Existing Arch Portfolios, of the value of the Portfolio's total assets.

     The investment limitations described in the foregoing paragraphs regarding diversification and borrowing are fundamental with respect to both the Reorganizing Portfolios and Existing Arch Portfolios. The limitation with respect to pledging portfolio assets is fundamental as to the Existing Arch Portfolios, but not fundamental as to the Reorganizing Portfolios.

     Neither the Reorganizing Portfolios nor the Existing Arch Portfolios may make loans, except that: (i) the Reorganizing Portfolios may lend portfolio securities up to one-third of the value of their respective total assets; (ii) the Reorganizing Portfolios may purchase or hold certain debt instruments and may enter into repurchase agreements; and (iii) each Existing Arch Portfolio may purchase or hold debt instruments, lend portfolio securities, and, except for the Arch National Municipal Bond Portfolio, enter into repurchase agreements. The foregoing limitations on securities lending are fundamental limitations for both the Reorganizing Portfolios and the Existing Arch Portfolios.

     The Reorganizing Portfolios and the Existing Arch Portfolios may not invest 25% or more of the value of their respective total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the Reorganizing Funds, (i) there is no limitation concerning cash, certain money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities and (ii) no more than 25% of the Arrow Municipal Income Portfolio's total assets may be invested in a governmental subdivision of any one state, territory or possession of the United States; (b) with respect to the Arch Government & Corporate Bond Portfolio, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); and (c) with respect to the Arch National Municipal Bond Portfolio, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions. The foregoing investment limitations with respect to industry concentration of investments are fundamental investment limitations as to both the Reorganizing Portfolios and the Existing Arch Portfolios.

     Neither the Reorganizing Portfolios nor the Existing Arch Portfolios may purchase or sell real estate, except that the Portfolios may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate. The foregoing limitations on investments in real estate are fundamental as to both the Reorganizing Portfolios and the Existing Arch Portfolios.

     Neither the Reorganizing Portfolios nor the Existing Arch Portfolios may act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting. The foregoing limitations on underwriting are fundamental as to both the Reorganizing Portfolios and Existing Arch Portfolios.

     The Existing Arch Portfolios may not purchase securities of companies for the purpose of exercising control. The foregoing limitation is fundamental as to such Portfolios. The Reorganizing Portfolios are not subject to a similar limitation.

     Neither the Reorganizing Portfolios nor the Existing Arch Portfolios may purchase securities on margin, make short sales of securities or maintain a short position, except that (i) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) this limitation shall not apply to the Arch Government & Corporate Bond Portfolio's transactions in options and futures contracts and related options, and (iii) with respect to the Arrow Fixed Income Portfolio, the deposit or payment of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. The foregoing limitations are fundamental as to both the Reorganizing Portfolios and the Existing Arch Portfolios.

     The Reorganizing Portfolios may not purchase or sell commodities, commodity contracts, or commodities futures contracts. The Existing Arch Portfolios may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs.

PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND
PRICING

     The purchase, redemption, exchange privileges and distribution policies of the Arrow Portfolios and the Arch Portfolios are discussed below in Appendix III to this Combined Proxy Statement/Prospectus.

OTHER INFORMATION

     Arrow and Arch are registered as open-end, series, management investment companies under the 1940 Act. Currently, Arrow offers four investment portfolios and Arch offers eighteen investment portfolios.

     Arrow is organized as a Massachusetts business trust and is subject to the provisions of its Declaration of Trust and By-Laws. Arch is organized as a Maryland corporation and is subject to the provisions of its Articles of Incorporation and By-Laws. Although the rights of shareholders of a Maryland corporation vary in certain respects from the rights of shareholders of a Massachusetts business trust, the attributes of a share of common stock in Arch are comparable to those of a share of beneficial interest in Arrow. Shares of both Arrow and Arch: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) will vote in the aggregate and not by class except as otherwise expressly required by law or when class voting is permitted by the respective Boards of Trustees or Directors; and (iii) are entitled to participate equally in the dividends and distributions that are declared with respect to a particular class and in the net distributable assets of such class on liquidation. Shares of the Arch Portfolios have a par value of $.001, while the shares of the Arrow Portfolios have no par value. In addition, shares of the Arrow Portfolios and Arch Portfolios have no preemptive rights and only such conversion and exchange rights as the respective Boards of Trustees or Directors may grant in their discretion. When issued for payment as described in their respective Prospectuses, Arrow Portfolio shares and Arch Portfolio shares are validly issued, fully paid and non-assessable by such entities except as required under Massachusetts law with respect to Arrow, and Maryland law with respect to Arch. Arch is not required under Maryland General Corporation Law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Directors. To the extent required by law, Arch will assist in shareholder communications in such matters.

     The foregoing is only a summary. Shareholders may obtain copies of the Declaration of Trust and By-Laws of Arrow and the Articles of Incorporation and By-laws of Arch upon written request at the addresses shown on the cover page of this Combined Proxy Statement/Prospectus.

                     INFORMATION RELATING TO VOTING MATTERS

     GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Arrow's Board of Trustees in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Arrow may also solicit proxies by telephone, telegraph, facsimile or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Arrow a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Only shareholders of record at the close of business on September 12, 1997 will be entitled to vote at the Meeting. On that date there were outstanding and entitled to be voted 2,731,914.3010 shares of the Arrow Fixed Income Portfolio, 1,261,072.2490 shares of the Arrow Municipal Income Portfolio, and 3,629,043.7010 shares of the Arrow Equity Portfolio. Each share or fraction thereof is entitled to one vote or fraction thereof, and all shares will vote separately by Portfolio.

     At September 12, 1997, Mercantile Bank owned of record with the power to vote approximately 96.42% of the outstanding shares of the Arrow Portfolios on behalf of its customers. Arrow and Arch have been advised by Mercantile Bank that it intends to vote the shares of each Arrow Portfolio over which it has voting power "FOR" the Reorganization.

     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. For information on adjournment of the meeting, see "Quorum" below.

     SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement (and the transactions contemplated thereby) is being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of the Arrow Fixed Income Portfolio, the Arrow Municipal Income Portfolio and the Arrow Equity Portfolio in accordance with the provisions of Arrow's Declaration of Trust and the requirements of the 1940 Act. The term "majority of the outstanding shares" of an Arrow Portfolio as used herein means the lesser of (a) 67% of the shares of the particular Arrow Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Arrow Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Arrow Portfolio.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. On the Reorganization proposal, abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal.

     The approval of the Reorganization by the shareholders of the corresponding Arch Portfolios is not being solicited because their approval or consent is not necessary for the Reorganization to be consummated.

     At September 12, 1997, the name, address and share ownership of the persons who owned of record 5% or more of the outstanding shares of the Reorganizing Portfolios and the percentage of Investor A Shares of the corresponding Existing Arch Portfolios that would be owned by those persons upon the consummation of the Reorganizing Portfolios Transaction based on their holdings on that date are as follows:

                                                                                   PERCENTAGE OF
                                                                                    INVESTOR A
                                                                 PERCENTAGE OF        SHARES
                                                                 REORGANIZING       OF EXISTING
                                                                  PORTFOLIO'S          ARCH
                                                                SHARES OWNED ON   PORTFOLIO OWNED
        REORGANIZING PORTFOLIO           NAME AND ADDRESS         RECORD DATE     ON CONSUMMATION
    ------------------------------  --------------------------  ---------------   ---------------
    Arrow Fixed Income Portfolio    Mark Twain Trust Division        75.97%            67.240%
                                    Attn: Tammy Voyles
                                    8820 Ladue Road
                                    St. Louis, MO 63124-2067
                                    Conref & Co.                     22.68%            20.077%
                                    Mercantile Bank, NA
                                    Brian Peterson
                                    P.O. Box 387
                                    St. Louis, MO 63166-0387
    Arrow Municipal Income          Mark Twain Trust Division        98.07%            31.982%
      Portfolio                     Attn: Tammy Voyles
                                    8820 Ladue Road
                                    St. Louis, MO 63124-2067

     At September 12, 1997, the name, address and share ownership of the persons who owned of record 5% or more of the outstanding shares of the Continuing Portfolio are listed below. Prior to the Continuing Portfolio Transaction, the New Arch Portfolio will have only nominal assets. The persons who owned of record 5% or more of the outstanding shares of the Continuing Portfolio will not materially change upon consummation of the Continuing Portfolio Transaction.

                                                                                   PERCENTAGE OF
                                                                 PERCENTAGE OF      INVESTOR A
                                                                  CONTINUING          SHARES
                                                                  PORTFOLIO'S       OF NEW ARCH
                                                                SHARES OWNED ON   PORTFOLIO OWNED
         CONTINUING PORTFOLIO            NAME AND ADDRESS         RECORD DATE     ON CONSUMMATION
    ------------------------------  --------------------------  ---------------   ---------------
    Arrow Equity Portfolio          Mark Twain Trust Division        78.50%            78.50%
                                    Attn: Tammy Voyles
                                    8820 Ladue Road
                                    St. Louis, MO 63124-2067
                                    Conref & Co.                     15.67%            15.67%
                                    Mercantile Bank, NA
                                    Brian Peterson
                                    P.O. Box 387
                                    St. Louis, MO 63166-0387

     At September 12, 1997, the trustees and officers of Arrow, as a group, owned less than 1% of the outstanding shares of each of the Arrow Portfolios. At September 12, 1997, the directors and officers of Arch owned less than 1% of the outstanding shares of each of the Arch Portfolios.

     At September 12, 1997, the name, address, and share ownership of the persons who owned of record 5% or more of the Trust Shares or Investor A Shares of the Existing Arch Portfolios and the percentage of Trust Shares or Investor A Shares of the Existing Arch Portfolios that would be owned by those persons upon the consummation of the Reorganizing Portfolios Transaction based on their holdings on that date are as follows:

                                                                               PERCENTAGE OF
                                                                               EXISTING ARCH
                                                                 PERCENTAGE     PORTFOLIO'S    PERCENTAGE OF
   EXISTING                                          CLASS OF     OF CLASS     SHARES OWNED     CLASS OWNED
     ARCH                                             SHARES      OWNED ON       ON RECORD          ON
   PORTFOLIO             NAME AND ADDRESS              OWNED     RECORD DATE       DATE        CONSUMMATION
---------------  ---------------------------------  -----------  -----------   -------------   -------------
Government &     Mercantile Bank of St. Louis, NA   Investor A       6.226%          .167%           .890%
  Corporate      Custodian Eugene F. Tucker
  Bond           IRA Rollover
                 70 Berkshire
                 St. Louis, MO 63117
                 Mercantile Bank of St. Louis, NA      Trust        97.294%        85.146%         97.294%
                 Trust Securities
                 P.O. Box 387
                 St. Louis, MO 63166-9387
National         Lane P. Baker and                  Investor A       8.670%          .014%           .344%
  Municipal      Madelynn A. Baker
  Bond           P.O. Box 979
                 Essex, CT 06426

                                                                               PERCENTAGE OF
                                                                               EXISTING ARCH
                                                                 PERCENTAGE     PORTFOLIO'S    PERCENTAGE OF
   EXISTING                                          CLASS OF     OF CLASS     SHARES OWNED     CLASS OWNED
     ARCH                                             SHARES      OWNED ON       ON RECORD          ON
   PORTFOLIO             NAME AND ADDRESS              OWNED     RECORD DATE       DATE        CONSUMMATION
---------------  ---------------------------------  -----------  -----------   -------------   -------------
National         Gail P. Ruga                       Investor A      19.661%          .031%           .781%
  Municipal      207 Aintree Road
  Bond           Rolla, MO 65401-3760
  (Continued)
                 Kim P. Wheeler                     Investor A      19.661%          .031%           .781%
                 Stifel Nicolaus & Co. Inc.
                 500 N. Broadway
                 St. Louis, MO 63102
                 Merrill Lynch Pierce               Investor A      18.790%          .030%           .746%
                 Fenner & Smith
                 FBO James M. Jenkins
                 Attn: Stock Powers
                 4800 Deer Lake Dr., East, 2nd Fl.
                 Jacksonville, FL 32246
                 Eleanor R. Strain                  Investor A       9.526%          .015%           .378%
                 Eleanor R. Strain Trust
                 33 Log Cabin Drive
                 St. Louis, MO 63124
                 Elisabeth M. Goelz                 Investor A      13.174%          .021%           .523%
                 5 Gerold Lane
                 Belleville, MO 63223
                 Mercantile Bank St. Louis, NA         Trust        99.834%        99.628%         99.834%
                 Trust Securities
                 P.O. Box 387
                 St. Louis, MO 63166-0387

     APPRAISAL RIGHTS. Shareholders are not entitled to any rights of share appraisal under Arrow's Declaration of Trust or under the laws of the Commonwealth of Massachusetts in connection with the Reorganization. Shareholders have, however, the right to redeem from Arrow their Arrow Portfolio shares at net asset value until the effective time of the Reorganization with respect to each Arrow Portfolio, and thereafter shareholders may redeem the Investor A Shares of the Arch Portfolios acquired by them in the Reorganization at net asset value.

     QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement, in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A shareholder vote may be taken with respect to one or more Arrow Portfolios prior to any such adjournment if sufficient votes have been received for approval with respect to any such Arrow Portfolio. A quorum is constituted with respect to an Arrow Portfolio by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting. Arrow proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

     ANNUAL MEETINGS. Arch does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or for other matters and such meetings will be called when requested in writing by the holders of record of 25% or more of Arch's outstanding shares of common stock. To the extent required by law, Arch will assist in shareholder communications on such matters.

                       ADDITIONAL INFORMATION ABOUT ARCH

     Information about the Existing Arch Portfolios is included in the Prospectus for Investor A Shares accompanying this Combined Proxy Statement/Prospectus, which is incorporated by reference herein. Additional information about these Portfolios is included in the Statement of Additional Information relating to this Combined Proxy Statement/Prospectus and in these Portfolios' Statement of Additional Information dated March 31, 1997 (as revised August 29, 1997) which has been filed with the SEC. A copy of either Statement of Additional Information may be obtained without charge by writing to Arch at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling Arch at 1-800-452-ARCH
(2724). Arch is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at Arch's offices listed above and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     The current directors and officers of Arch (other than Lyle L. Meyer who has indicated that he intends to resign from the Board of Directors on or about September 16, 1997) will continue as directors and officers following the Reorganization. Additionally, subject to the approval of Arch's shareholders, Arch expects to add two additional directors to the Board of Directors either prior to or shortly after the Reorganization. As of the date of this Combined Proxy Statement/Prospectus, no nominees to serve as such additional directors have been recommended by the Board of Directors for submission to shareholders. The names and addresses of the current directors and officers, as well as information concerning their principal occupations during the past five years are set forth below.

                                               POSITION(S) HELD          PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS            AGE          WITH ARCH               DURING PAST 5 YEARS
-----------------------------------  ---     --------------------    -----------------------------
Jerry V. Woodham*                    53      Chairman of Board;      Treasurer, St. Louis
St. Louis University                         President and           University, August 1996 to
3500 Lindell                                 Director                present; Treasurer,
Fitzgerald Hall                                                      Washington University, 1981
St. Louis, MO 63131                                                  to 1995.

Robert M. Cox, Jr.                   51      Director                Senior Vice President and
Emerson Electric Co.                                                 Advisory Director, Emerson
8000 W. Florissant Ave.                                              Electric Co.
P.O. Box 4100
St. Louis, MO 63136-8506

Joseph J. Hunt                       54      Director                General Vice-President
Iron Workers District Council                                        International Association of
3544 Watson Road                                                     Bridge, Structural and
St. Louis, MO 63139                                                  Ornamental Iron Workers
                                                                     (International Labor Union),
                                                                     January 1994 to present;
                                                                     General Organizer,
                                                                     International Association of
                                                                     Bridge, Structural and
                                                                     Ornamental Iron Workers,
                                                                     September 1983 to December
                                                                     1993.

James C. Jacobsen*                   61      Director                Director, Kellwood Company,
Kellwood Company                                                     (manufacturer of wearing
600 Kellwood Parkway                                                 apparel and camping
Chesterfield, MO 63017                                               softgoods); Vice Chairman,
                                                                     Kellwood Company.

Lyle L. Meyer                        60      Director                Vice President, The Jefferson
Jefferson Smurfit                                                    Smurfit Corporation
Corporation                                                          (manufacturer of paperboard
8182 Maryland Avenue                                                 and packaging materials);
St. Louis, MO 63105                                                  President, Smurfit Pension &
                                                                     Insurance Services Company.

Ronald D. Winney*                    54      Director and            Treasurer, Ralston Purina
Ralston Purina Company                       Treasurer               Company.
Checkerboard Square
St. Louis, MO 63164

W. Bruce McConnel, III*              54      Secretary               Partner of the law firm of
Suite 1100                                                           Drinker Biddle & Reath LLP,
1345 Chestnut Street                                                 Philadelphia, Pennsylvania.
Philadelphia, PA 19107

Walter B. Grimm*                     51      Vice President and      Employee of BISYS Fund
3435 Stelzer Road                            Assistant Treasurer     Services.
Columbus, OH 43219

David Bunstine*                      32      Assistant Secretary     Employee of BISYS Fund
3435 Stelzer Road                                                    Services.
Columbus, OH 43219

---------------
* Messrs. Woodham, Jacobsen, Winney, McConnel, Grimm and Bunstine are "interested persons" of the Fund as defined in the 1940 Act.

                        ADDITIONAL INFORMATION ABOUT ARROW

     Information about the Arrow Portfolios is incorporated herein by reference to its Prospectus dated November 30, 1996 (as supplemented April 25, 1997) and Statement of Additional Information dated November 30, 1996, copies of which may be obtained without charge by writing or calling Arrow at the address and telephone number shown on the cover page of this Combined Proxy Statement/Prospectus. Reports and other information filed by Arrow can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     The name and address of each trustee and officer of Arrow as well as information concerning his or her principal occupations during the past five years are as follows:

                                                   POSITION(S)
                                      DATE OF          HELD            PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS              BIRTH        WITH ARROW         DURING PAST 5 YEARS**
-----------------------------------  ---------    --------------    ---------------------------
John F. Donahue@*                    7/28/24      Chairman and      Chairman and Trustee,
Federated Investors Tower                         Trustee           Federated Investors,
Pittsburgh, PA                                                      Federated Advisers,
                                                                    Federated Management,
                                                                    Federated Research;
                                                                    Chairman and Director,
                                                                    Federated Research Corp.
                                                                    and Federated Global
                                                                    Research Corp.; Chairman,
                                                                    Passport Research, Ltd.;
                                                                    Chief Executive Officer and
                                                                    Director or Trustee of the
                                                                    Funds.

Thomas G. Bigley                     2/3/34       Trustee           Chairman of the Board,
One Oxford Centre                                                   Children's Hospital of
28th Floor                                                          Pittsburgh; formerly,
Pittsburgh, PA                                                      Senior Partner, Ernst &
                                                                    Young LLP; Director MED
                                                                    3000 Group, Inc.; Member of
                                                                    Executive Committee,
                                                                    University of Pittsburgh;
                                                                    Director or Trustee of the
                                                                    Funds.

                                                   POSITION(S)
                                      DATE OF          HELD            PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS              BIRTH        WITH ARROW         DURING PAST 5 YEARS**
-----------------------------------  ---------    --------------    ---------------------------

John T. Conroy, Jr.                  6/23/37      Trustee           President, Investment
Wood/IPC Commercial Department                                      Properties Corporation;
John R. Wood &                                                      Senior Vice President, John
  Associates, Realtors                                              R. Wood and Associates,
3255 Tamiami Trail North                                            Inc., Realtors; Partner or
Naples, FL                                                          Trustee in private real
                                                                    estate ventures in
                                                                    Southwest Florida;
                                                                    formerly, President, Naples
                                                                    Property Management, Inc.
                                                                    and Northgate Village
                                                                    Development Corporation;
                                                                    Director or Trustee of the
                                                                    Funds.

William J. Copeland                  7/4/18       Trustee           Director and Member of the
One PNC Plaza                                                       Executive Committee,
23rd Floor                                                          Michael Baker, Inc;
Pittsburgh, PA                                                      formerly, Vice Chairman and
                                                                    Director, PNC Bank, N.A.
                                                                    and PNC Bank Corp.;
                                                                    Director, Ryan Homes, Inc.;
                                                                    Director or Trustee of the
                                                                    Funds.

James E. Dowd                        5/18/22      Trustee           Attorney-at-law; Director,
571 Hayward Mill Road                                               The Emerging Germany Fund,
Concord, MA                                                         Inc.; Trustee of the Funds.

Lawrence D. Ellis, M.D.*             10/11/32     Trustee           Professor of Medicine,
3471 Fifth Avenue                                                   University of Pittsburgh;
Suite 1111                                                          Medical Director,
Pittsburgh, PA                                                      University of Pittsburgh
                                                                    Medical Center -- Downtown;
                                                                    Member, Board of Directors,
                                                                    University of Pittsburgh
                                                                    Medical Center; formerly,
                                                                    Hematologist, Oncologist,
                                                                    and Internist, Presbyterian
                                                                    and Montefiore Hospitals;
                                                                    Director or Trustee of the
                                                                    Funds.

Edward L. Flaherty, Jr.@             6/18/24      Trustee           Attorney of Counsel,
Miller, Ament, Henry & Kochuba                                      Miller, Ament, Henry &
205 Ross Street                                                     Kochuba; Director, Eat'N
Pittsburgh, PA                                                      Park Restaurants, Inc.;
                                                                    formerly, Counsel, Horizon
                                                                    Financial, F.A., Western
                                                                    Region; Director or Trustee
                                                                    of the Funds.

                                                   POSITION(S)
                                      DATE OF          HELD            PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS              BIRTH        WITH ARROW         DURING PAST 5 YEARS**
-----------------------------------  ---------    --------------    ---------------------------

Edward C. Gonzales*                  10/22/30     President,        Vice Chairman, Treasurer
Federated Investors Tower                         Treasurer and     and Trustee, Federated
Pittsburgh, PA                                    Trustee           Investors; Vice President,
                                                                    Federated Advisers,
                                                                    Federated Management,
                                                                    Federated Research,
                                                                    Federated Research Corp.,
                                                                    Federated Global Research
                                                                    Corp. and Passport
                                                                    Research, Ltd; Executive
                                                                    Vice President and
                                                                    Director, Federated
                                                                    Securities Corp.; Trustee,
                                                                    Federated Shareholder
                                                                    Services Company; Trustee
                                                                    or Director of some of the
                                                                    Funds; President, Executive
                                                                    Vice President and
                                                                    Treasurer of some of the
                                                                    Funds.

Peter E. Madden                      3/16/42      Trustee           Consultant; Former State
One Royal Palm Way                                                  Representative,
100 Royal Palm Way                                                  Commonwealth of
Palm Beach, FL                                                      Massachusetts; formerly,
                                                                    President, State Street
                                                                    Bank and Trust Company and
                                                                    State Street Boston
                                                                    Corporation; Director or
                                                                    Trustee of the Funds.

Gregor F. Meyer                      10/6/26      Trustee           Attorney, Retired Member of
203 Kensington Court                                                Miller, Ament, Henny &
Pittsburgh, PA                                                      Kochuba; Chairman,
                                                                    Meritcare, Inc.; Director,
                                                                    Eat'N Park Restaurants,
                                                                    Inc.; Director or Trustee
                                                                    of the Funds.

John E. Murray, Jr., J.D., S.J.D.    12/20/32     Trustee           President, Law Professor,
President                                                           Duquesne University;
Duquesne University                                                 Consulting Partner, Mollica
Pittsburgh, PA                                                      and Murray; Director or
                                                                    Trustee of the Funds.

                                                   POSITION(S)
                                      DATE OF          HELD            PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS              BIRTH        WITH ARROW         DURING PAST 5 YEARS**
-----------------------------------  ---------    --------------    ---------------------------

Wesley W. Posvar                     9/14/25      Trustee           Professor, International
1202 Cathedral of Learning                                          Politics; Management
University of Pittsburgh                                            Consultant; Trustee,
Pittsburgh, PA                                                      Carnegie Endowment for
                                                                    International Peace, RAND
                                                                    Corporation, Online
                                                                    Computer Library Center,
                                                                    Inc., National Defense
                                                                    University, and U.S. Space
                                                                    Foundation; President
                                                                    Emeritus, University of
                                                                    Pittsburgh; Founding
                                                                    Chairman, National Advisory
                                                                    Council for Environmental
                                                                    Policy and Technology,
                                                                    Federal Emergency
                                                                    Management Advisory Board;
                                                                    and Czech Management
                                                                    Center, Prague; Director or
                                                                    Trustee of the Funds.

Marjorie P. Smuts                    6/21/35      Trustee           Public Relations/
4905 Bayard Street                                                  Marketing/ Conference
Pittsburgh, PA                                                      Planning; Director or
                                                                    Trustee of the Funds.

J. Christopher Donahue               4/11/49      Executive Vice    President and Trustee,
Federated Investors Tower                         President         Federated Investors,
Pittsburgh, PA                                                      Federated Advisers,
                                                                    Federated Management and
                                                                    Federated Research;
                                                                    President and Director,
                                                                    Federated Research Corp.
                                                                    and Federated Global
                                                                    Research Corp.; President,
                                                                    Passport Research, Ltd.;
                                                                    Trustee, Federated
                                                                    Shareholder Services
                                                                    Company and Federated
                                                                    Shareholder Services;
                                                                    Director, Federated
                                                                    Services Company; President
                                                                    or Executive Vice President
                                                                    of the Funds; Director or
                                                                    Trustee of some of the
                                                                    Funds. Mr. Donahue is the
                                                                    son of John F. Donahue,
                                                                    Chairman and Trustee of the
                                                                    Company.

                                                   POSITION(S)
                                      DATE OF          HELD            PRINCIPAL OCCUPATIONS
         NAME AND ADDRESS              BIRTH        WITH ARROW         DURING PAST 5 YEARS**
-----------------------------------  ---------    --------------    ---------------------------

John W. McGonigle                    10/26/38     Executive Vice    Executive Vice President,
Federated Investors Tower                         President and     Secretary and Trustee,
Pittsburgh, PA                                    Secretary         Federated Investors;
                                                                    Trustee, Federated
                                                                    Advisers, Federated
                                                                    Management, and Federated
                                                                    Research; Director,
                                                                    Federated Research Corp.
                                                                    and Federated Global
                                                                    Research Corp.; Trustee,
                                                                    Federated Shareholder
                                                                    Services Company; Director,
                                                                    Federated Services Company;
                                                                    President and Trustee,
                                                                    Federated Shareholder
                                                                    Services; Director,
                                                                    Federated Securities Corp.;
                                                                    Executive Vice President
                                                                    and Secretary of the Funds;
                                                                    Treasurer of some of the
                                                                    Funds.

Richard B. Fisher                    5/17/23      Vice President    Executive Vice President
Federated Investors Tower                                           and Trustee, Federated
Pittsburgh, PA                                                      Investors; Chairman and
                                                                    Director, Federated
                                                                    Securities Corp.; President
                                                                    or Vice President of some
                                                                    of the Funds; Director or
                                                                    Trustee of some of the
                                                                    Funds.

Charles L. Davis, Jr.                3/23/60      Vice President    Vice President and
Federated Investors Tower                         and Assistant     Assistant Treasurer of some
Pittsburgh, PA                                    Treasurer         of the Funds.

---------------
@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

 * This Trustee is deemed to be an "interested person" as defined in the 1940
   Act.

** As used in the above, "the Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series: Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federal Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated

   Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities
   Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust,
   Inc. -- 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds and World Investment Series, Inc.

                                   LITIGATION

     Neither Arrow nor Arch is involved in any litigation that would have any material adverse financial effect upon either the Arrow Portfolios or the Arch Portfolios.

                              FINANCIAL HIGHLIGHTS

     ARROW FINANCIAL HIGHLIGHTS. The tables set forth below present financial information for shares of the Arrow Portfolios for the six-month period ended March 31, 1997. This information is derived from the Arrow Portfolios' unaudited financial statements for the six-month period ended March 31, 1997. The data should be read in conjunction with the unaudited financial statements and related notes which are contained in the Arrow Portfolios' Semi-Annual Report to Shareholders dated March 31, 1997 and incorporated by reference into the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. The financial highlights for the Arrow Portfolios for prior periods are contained in Arrow's Prospectus dated November 30, 1996 (as supplemented April 25, 1997) for the Arrow Portfolios and the financial statements for prior periods are contained in the Arrow Portfolios' Annual Report to Shareholders dated September 30, 1996 and are incorporated by reference into Arrow's Combined Statement of Additional Information with respect to the Arrow Portfolios dated November 30, 1996, which Prospectus and Combined Statement of Additional Information are incorporated herein by reference.

                SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                          ARROW FIXED INCOME PORTFOLIO

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                    MARCH 31,
                                                                                       1997
                                                                                    ----------
                                                                                    (UNAUDITED)
Net asset value, beginning of period                                                 $   9.70
Income from investment operations
  Net investment income                                                                  0.33
  Net realized and unrealized gain/loss on investments                                  (0.11)
                                                                                      -------
  Total from investment operations                                                       0.22
Less Distributions
  Distributions from net investment income                                              (0.33)
  Distributions from net realized gains on investments                                     --
                                                                                      -------
  Total distributions                                                                   (0.33)
                                                                                      -------
Net asset value, end of period                                                       $   9.59
                                                                                      -------
Total return(a)                                                                          2.21%
Ratios to average net assets
  Expenses                                                                               1.32%*
  Net investment income                                                                  5.74%*
  Expense waiver/reimbursement(b)                                                        0.25%*
Supplemental Data
  Net assets, end of period (000 omitted)                                            $ 28,229
  Portfolio turnover                                                                       25%

---------------
 * Computed on an annualized basis

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

                SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                        ARROW MUNICIPAL INCOME PORTFOLIO

                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                    MARCH 31,
                                                                                       1997
                                                                                    ----------
                                                                                    (UNAUDITED)
Net asset value, beginning of period                                                 $  10.26
Income from investment operations
  Net investment income                                                                  0.22
  Net realized and unrealized gain/loss on investments                                  (0.04)
                                                                                      -------
  Total from investment operations                                                       0.18
Less Distributions
  Distributions from net investment income                                              (0.22)
  Distributions from net realized gains on investments                                     --
                                                                                      -------
  Total distributions                                                                   (0.22)
                                                                                      -------
Net asset value, end of period                                                       $  10.22
                                                                                      -------
Total return(a)                                                                          1.76%
Ratios to average net assets
  Expenses                                                                               1.37%*
  Net investment income                                                                  4.29%*
  Expense waiver/reimbursement(b)                                                        0.84%*
Supplemental Data
  Net assets, end of period (000 omitted)                                            $ 13,795
  Portfolio turnover                                                                        7%

---------------
 *  Computed on an annualized basis

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

                SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                             ARROW EQUITY PORTFOLIO

                                                                                   SIX MONTHS
                                                                                      ENDED
                                                                                    MARCH 31,
                                                                                      1997
                                                                                   -----------
                                                                                   (UNAUDITED)
Net asset value, beginning of period                                                 $ 15.06
Income from investment operations
  Net investment income                                                                 0.06
  Net realized and unrealized gain/loss on investments                                  1.14
                                                                                     -------
  Total from investment operations                                                      1.20
Less Distributions
  Distributions from net investment income                                             (0.05)
  Distributions from net realized gains on investments                                 (1.05)
                                                                                     -------
  Total distributions                                                                   1.10
                                                                                     -------
Net asset value, end of period                                                       $ 15.16
                                                                                     -------
Total return(a)                                                                         7.98%
Ratios to average net assets
  Expenses                                                                              1.14%*
  Net investment income                                                                 0.50%*
  Expense waiver/reimbursement(b)                                                       0.25%*
Supplemental Data
  Net assets, end of period (000 omitted)                                            $58,555
  Average commission rate paid(c)                                                    $0.0905
  Portfolio turnover                                                                       7%

---------------
  * Computed on an annualized basis

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

     ARCH FINANCIAL HIGHLIGHTS. The tables set forth below present financial information for the six-month period ended May 31, 1997 for Investor A Shares and Trust Shares of the Existing Arch Portfolios. This information is derived from the Existing Arch Portfolios' unaudited financial statements for the six-month period ended May 31, 1997. The data should be read in conjunction with the unaudited financial statements and related notes which are contained in Arch's Semi-Annual Report to Shareholders dated May 31, 1997 and incorporated by reference into the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. The financial highlights for the Investor A Shares and Trust Shares of the Existing Arch Portfolios for prior periods are contained in Arch's Prospectuses for Investor A Shares and Trust Shares dated March 31, 1997 (as supplemented August 29, 1997), and the financial statements for the Existing Arch Portfolios for prior periods are contained in Arch's Annual Report to Shareholders dated November 30, 1996 and are incorporated by reference into Arch's Statement of Additional Information dated March 31, 1997 (as revised August 29, 1997), which Prospectuses and Statement of Additional Information are incorporated herein by reference.
                  SELECTED DATA FOR A SHARE(a) OF COMMON STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                   ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

                                                                         SIX MONTHS ENDED
                                                                           MAY 31, 1997
                                                                   -----------------------------
                                                                   INVESTOR A            TRUST
                                                                     SHARES              SHARES
                                                                   ----------           --------
                                                                   (UNAUDITED)          (UNAUDITED)
Net asset value, Beginning of Period                                 $10.34               $10.34
Income Activities
  Net investment income                                                0.28                 0.30
  Net realized and unrealized gains (losses) from investments         (0.30)               (0.30)
                                                                     ------               ------
     Total from Investment Activities                                 (0.02)                  --
                                                                     ------               ------
Distributions
  Net investment income                                               (0.28)               (0.30)
                                                                     ------               ------
     Total Distributions                                              (0.28)               (0.30)
                                                                     ------               ------
Net asset value, End of Period                                       $10.04               $10.04
                                                                     ======               ======
Total Returns                                                         (0.14%)(b)(c)         0.01%(c)
Ratios/Supplemental Data:
  Net assets at end of period (000)                                  $4,607             $141,221
  Ratio of expenses to average net assets (including waivers)        $ 0.95%(d)             0.65%(d)
  Ratio of net investment income to average net assets (including
     waivers)                                                          5.64%(d)             5.93%(d)
  Ratio of expenses to average net assets (before waivers)*            1.05%(d)             0.75%(d)
  Ratio of net investment income to average net assets (before
     waivers)*                                                         5.54%(d)             5.83%(d)
  Portfolio turnover                                                    77%                  77%

---------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor Shares." In addition, on February 1, 1991, the Portfolio issued a second series of shares which were designated as "Trust Shares." On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.

(b) Excludes sales charge.

(c) Not Annualized.

(d) Annualized.

                  SELECTED DATA FOR A SHARE(a) OF COMMON STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                     ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

                                                                             SIX MONTHS
                                                                                ENDED
                                                                            MAY 31, 1997
                                                                     ---------------------------
                                                                     INVESTOR A          TRUST
                                                                       SHARES            SHARES
                                                                     ----------         --------
                                                                             (UNAUDITED)
Net asset value, Beginning of Period                                   $10.05           $  10.05
                                                                       ------             ------
Income Activities
  Net investment income                                                  0.27               0.28
  Net realized and unrealized gains (losses) from investments           (0.10)             (0.09)
                                                                       ------             ------
     Total from Investment Activities                                    0.17               0.19
                                                                       ------             ------
Distributions
  Net investment income                                                 (0.27)             (0.28)
                                                                       ------             ------
     Total Distributions                                                (0.27)             (0.28)
                                                                       ------             ------
Net asset value, End of Period                                         $ 9.95           $   9.96
                                                                       ======             ======
Total Returns
Ratios/Supplemental Data:                                                1.69%(a)(b)        1.91%(b)
  Net assets at end of period (000)                                    $  543           $325,884
  Ratio of expenses to average net assets (including waivers)            0.33%(c)           0.13%(c)
     Ratio of net investment income to average net assets
      (including waivers)                                                5.34%(c)           5.61%(c)
     Ratio of expenses to average net assets (before waivers)*            .82%(c)           0.73%(c)
     Ratio of net investment income to average net assets (before
      waivers)*                                                          4.85%(c)           5.01%(c)
  Portfolio turnover                                                       51%                51%

---------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Excludes sales charge.

(b) Not Annualized.

(c) Annualized.

                              FINANCIAL STATEMENTS

     The financial highlights for the Arrow Portfolios for the fiscal year ended September 30, 1996 included in Arrow's Prospectus with respect to the Arrow Portfolios dated November 30, 1996 (as supplemented April 25, 1997) and the financial statements for the Arrow Portfolios for the fiscal year ended September 30, 1996 contained in Arrow's Annual Report to Shareholders dated September 30, 1996 for the Arrow Portfolios and incorporated by reference into the Combined Statement of Additional Information for the Arrow Portfolios dated November 30, 1996, which Prospectus and Combined Statement of Additional Information are incorporated by reference into this Combined Proxy/Prospectus, have been incorporated herein in reliance on the reports of KPMG Peat Marwick LLP, independent auditors, given on the authority of that firm as experts in accounting and auditing.

     The financial highlights for the Investor A Shares and Trust Shares of the Existing Arch Portfolios for the fiscal year ended November 30, 1996 included in Arch's Prospectuses for Investor A Shares and Trust Shares of the Existing Arch Portfolios dated March 31, 1997 (as supplemented August 29, 1997) and the financial statements for the Existing Arch Portfolios contained in Arch's Annual Report to Shareholders dated November 30, 1996 and incorporated by reference into Arch's Statement of Additional Information dated March 31, 1997 (as revised August 29, 1997), which Prospectuses and Supplement of Additional Information are incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the reports of KPMG Peat Marwick LLP, independent auditors, given on the authority of that firm as experts in accounting and auditing.

                                 OTHER BUSINESS

     Arrow's Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Arrow in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-866-6040.

                                     * * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION

                                    BETWEEN

                             THE ARCH FUND(R), INC.

                                      AND

                                  ARROW FUNDS

                               SEPTEMBER 12, 1997

                                    CONTENTS

                                                                                         PAGE
                                                                                         ----
I.       Transfer of Assets of Arrow Funds.............................................   I-3
II.      Liquidating Distributions and Termination of Arrow............................   I-5
III.     Effective Times of the Reorganization.........................................   I-5
IV.      Certain Representations, Warranties and Agreements of Arrow...................   I-5
V.       Certain Representations, Warranties and Agreements of Arch....................   I-8
VI.      Shareholder Action on Behalf of the Acquired Portfolios.......................   I-9
VII.     N-14 Registration Statement and Proxy Solicitation Materials..................  I-10
VIII.    Delivery of Assets and Shares.................................................  I-10
IX.      Arch Conditions...............................................................  I-10
X.       Arrow Conditions..............................................................  I-13
XI.      Tax Documents.................................................................  I-14
XII.     Finder's Fees.................................................................  I-14
XIII.    Announcements.................................................................  I-14
XIV.     Further Assurances............................................................  I-14
XV.      Termination of Representations and Warranties.................................  I-14
XVI.     Termination of Agreement......................................................  I-14
XVII.    Amendment and Waiver..........................................................  I-15
XVIII.   Governing Law.................................................................  I-15
XIX.     Successors and Assigns........................................................  I-15
XX.      Beneficiaries.................................................................  I-15
XXI.     Arrow Liability...............................................................  I-15
XXII.    Arch Liability................................................................  I-16
XXIII.   Notices.......................................................................  I-16
XXIV.    Expenses......................................................................  I-17
XXV.     Entire Agreement..............................................................  I-17
XXVI.    Counterparts..................................................................  I-17

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of September 12, 1997 between THE ARCH FUND(R), INC., a Maryland corporation ("Arch"), and ARROW FUNDS, a Massachusetts business trust ("Arrow").

     WHEREAS, Arrow currently consists of four investment portfolios, i.e. the Arrow Government Money Market Portfolio, the Arrow Fixed Income Portfolio, the Arrow Municipal Income Portfolio and the Arrow Equity Portfolio;

     WHEREAS, the parties intend that substantially all of the assets and known liabilities of the Arrow Fixed Income Portfolio, the Arrow Municipal Income Portfolio and the Arrow Equity Portfolio as of the Effective Time of the Reorganization (as defined in Article III) with respect to each such Portfolio be transferred to, and be acquired and assumed by, certain Arch portfolios in exchange for Investor A Shares of the Arch portfolios which shall thereafter be distributed by Arrow to the holders of the shares of its portfolios, all as described in this Agreement (the "Reorganization");

     WHEREAS, the parties intend that one of the Arch portfolios, the ARCH Growth Equity Portfolio, will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Arrow Equity Portfolio (the "Continuing Portfolio") after the Reorganization;

     WHEREAS, the parties intend that substantially all of the assets and known liabilities of the Arrow Fixed Income Portfolio and the Arrow Municipal Income Portfolio (the "Reorganizing Portfolios" and, together with the Continuing Portfolio, the "Acquired Portfolios") shall be acquired and assumed by the Arch Government & Corporate Bond Portfolio and the Arch National Municipal Bond Portfolio, respectively;

     WHEREAS, the parties intend that the Reorganization with respect to the Reorganizing Portfolios will occur on a date that is prior to the Reorganization with respect to the Continuing Portfolio;

     WHEREAS, the parties have been advised that the shareholders of the Arrow Government Money Market Portfolio will redeem their shares in that portfolio prior to the Effective Time of the Reorganization with respect to the Reorganizing Portfolios;

     WHEREAS, the parties intend that the transfers of assets, assumptions of liabilities, and distributions of Investor A Shares be treated as tax-free reorganizations under Section 368(a)(1)(C), (D) or (F) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the parties intend that in connection with the Reorganization each of the Acquired Portfolios shall be terminated and Arrow shall be deregistered as an investment company and dissolved under state law as described in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, Arch and Arrow agree as follows:

     I.  TRANSFER OF ASSETS OF ARROW FUNDS.

     1.01  At the Effective Time of the Reorganization (as defined in Article
III) with respect to each of the Acquired Portfolios, all property of every description, and all interests, rights, privileges and powers of such

Acquired Portfolio other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Article IV, Section 4.01(h) (such assets, the "Acquired Portfolio Assets"), shall be transferred and conveyed by such Acquired Portfolio to Arch on behalf of one of its portfolios as set forth in Article I, Section 1.02 (each, an "Acquiring Portfolio"), and shall be accepted by Arch on behalf of such Acquiring Portfolio, and Arch, on behalf of such Acquiring Portfolio, shall assume all known liabilities, whether accrued, absolute, contingent or otherwise, of such Acquired Portfolio reflected in the calculation of such Acquired Portfolio's net asset value (the "Acquired Portfolio Liabilities"), so that at and after the Effective Time of the Reorganization with respect to such Acquired Portfolio: (i) all assets of such Acquired Portfolio shall become and be the assets of its Acquiring Portfolio; and (ii) all known liabilities of such Acquired Portfolio reflected as such in the calculation of such Acquired Portfolio's net asset value shall attach to its Acquiring Portfolio as aforesaid and may thenceforth be enforced against such Acquiring Portfolio to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Portfolio Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by an Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on an Acquired Portfolio's books, at the Effective Time of the Reorganization of such Acquired Portfolio, and all good will, all other intangible property and all books and records belonging to an Acquired Portfolio. Recourse by any person for the Acquired Portfolio Liabilities assumed by an Acquiring Portfolio shall, at and after the Effective Time of the Reorganization of such Acquired Portfolio, be limited to such Acquiring Portfolio.

     1.02 The assets of each Acquired Portfolio shall be acquired by the Acquiring Portfolio identified below opposite its name:

ARROW PORTFOLIOS                                 ARCH PORTFOLIOS
---------------------------------------------    ---------------------------------------------
Fixed Income Portfolio                           Government & Corporate Bond Portfolio (Class
                                                   D Common Stock)
Municipal Income Portfolio                       National Municipal Bond Portfolio (Class N
                                                   Common Stock)
Equity Portfolio                                 Growth Equity Portfolio (Class S Common
                                                   Stock)

     1.03 In exchange for the transfer of the Acquired Portfolio Assets and the assumption of the Acquired Portfolio Liabilities, Arch shall simultaneously issue at the applicable Effective Time of the Reorganization to each Acquired Portfolio a number of full and fractional (to the third decimal place) Investor A Shares of the Acquiring Portfolio specified in Article I, Section 1.02, all determined and adjusted as provided in this Agreement. The number of Investor A Shares of each Acquiring Portfolio so issued will have an aggregate net asset value equal to the net value of the Acquired Portfolio Assets that are represented by the shares of the Acquired Portfolio, the holders of which shall receive Investor A Shares of the Acquiring Portfolio, as specified in Article I,
Section 1.02, all determined and adjusted as provided in this Agreement.

     1.04 The net asset value of the Investor A Shares of the Acquiring Portfolios and the net asset value of the shares of the Acquired Portfolios shall be determined as of the applicable Effective Time of the Reorganization with respect to each Acquired Portfolio.

     1.05 The net asset value of the Investor A Shares of each Acquiring Portfolio shall be computed in the manner set forth in such Acquiring Portfolio's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). In determining the value of the securities transferred by the Acquired Portfolios to the Acquiring Portfolios, each security shall be priced in accordance with the policies and procedures of Arch described in its then current prospectuses and statements of additional information and adopted by Arch's Board of Directors. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Arch, such determination being subject to the approval of Arrow, and shall be subject to adjustment by the amount, if any, agreed to by the parties hereto.

     II. LIQUIDATING DISTRIBUTIONS AND TERMINATION OF ARROW. Immediately after the Effective Time of the Reorganization with respect to each Acquired Portfolio, such Acquired Portfolio shall distribute in complete liquidation pro rata to the record holders of its shares at the applicable Effective Time of the Reorganization the Investor A Shares of the Acquiring Portfolio identified in
Article I, Section 1.02, to be received by the record holders of the shares of such Acquired Portfolio. In addition, each shareholder of record of an Acquired Portfolio shall have the right to receive any unpaid dividends or other distributions which were declared before the applicable Effective Time of the Reorganization with respect to the shares of such Acquired Portfolio that are held by the shareholder at the applicable Effective Time of the Reorganization. In accordance with instructions it receives from Arrow, Arch shall record on its books the ownership of Investor A Shares of each Acquiring Portfolio by the record holders of the shares of the Acquired Portfolio identified in Article I,
Section 1.02. No redemption or repurchase of any Acquiring Portfolio shares credited to Arrow shareholders of record with respect to the Acquired Portfolio shares represented by share certificates shall be permitted until such certificates have been surrendered to Arch's transfer agent for cancellation. All of the issued and outstanding shares of each Acquired Portfolio shall be cancelled on the books of Arrow at the Effective Time of the Reorganization of such Acquired Portfolio and shall thereafter represent only the right to receive the Investor A Shares of the Acquiring Portfolio identified in Article I,
Section 1.02, following which the Acquired Portfolio's transfer books shall be closed permanently. As soon as practicable after the Effective Time of the Reorganization with respect to the Continuing Fund, Arrow shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for an order declaring that it has ceased to be an investment company. After the Effective Time of the Reorganization with respect to the Continuing Fund, Arrow shall not conduct any business except in connection with its liquidation, dissolution, and deregistration.

     III. EFFECTIVE TIMES OF THE REORGANIZATION. The Effective Time of the Reorganization with respect to the Reorganizing Portfolios shall be 4:00 p.m., Eastern Time, on November 14, 1997, or on such other date as may be agreed to in writing by the duly authorized officers of both parties hereto. The Effective Time of the Reorganization with respect to the Continuing Portfolio shall be 4:00 p.m., Eastern Time, on November 21, 1997, or on such other date as may be agreed to in writing by the duly authorized officers of both parties hereto.

     IV.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ARROW.

     4.01 Arrow, on behalf of itself and each Acquired Portfolio, represents and warrants to, and agrees with, Arch as follows:

          4.01(a) Arrow is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company under the 1940 Act and such registration is in full force and effect.

          4.01(b) Arrow has power to own all of its properties and assets and, subject to the approvals of shareholders referred to herein, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          4.01(c) This Agreement has been duly authorized, executed and delivered by Arrow, and represents Arrow's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Arrow's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

          4.01(d) Each Acquired Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization with respect to such Acquired Portfolio.

          4.01(e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Acquired Portfolio Assets due or properly shown to be due on any return filed by or on behalf of any Acquired Portfolio with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Portfolio Assets. At the Effective Time of the Reorganization with respect to each Acquired Portfolio, all returns and reports of Arrow and such Acquired Portfolio respecting Taxes required by law to have been filed by such time shall have been filed.

          4.01(f) The financial statements of each Acquired Portfolio for its fiscal year ended September 30, 1996, examined by KPMG Peat Marwick LLP, copies of which have been previously furnished to Arch, present fairly the financial position of each Acquired Portfolio as of such date and the results of its operations for the year then ended, in conformity with generally accepted accounting principles.

          4.01(g) The unaudited financial statements of each Acquired Portfolio for the six-month period ended March 31, 1997, copies of which have been previously furnished to Arch, present fairly the financial position of each Acquired Portfolio as of such date and the results of its operations for the six-month period then ended, in conformity with generally accepted accounting principles.

          4.01(h) Prior to the Effective Time of the Reorganization applicable to the Reorganizing Portfolios, each of the Reorganizing Portfolios shall have declared a dividend, with a record date and ex-dividend date prior thereto, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable year ended on September 30, 1997 and for the period from said date to and including the Effective Time of the

     Reorganization applicable to the Reorganizing Portfolios (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in such taxable year and period.

          4.01(i) At the Effective Time of the Reorganization with respect to each Acquired Portfolio, there shall be no known liabilities of such Acquired Portfolio, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

          4.01(j) There are no legal, administrative or other proceedings pending or, to Arrow's knowledge, threatened against Arrow or an Acquired Portfolio which could result in liability on the part of Arrow or an Acquired Portfolio.

          4.01(k) Subject to the approvals of shareholders referred to herein, at the Effective Time of the Reorganization with respect to each Acquired Portfolio, Arrow shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Portfolio Assets of such Acquired Portfolio and, upon delivery and payment for the Acquired Portfolio Assets as contemplated herein, an Acquiring Portfolio shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          4.01(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Arrow of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

          4.01(m) Insofar as the following relate to Arrow, the registration statement filed by Arch on Form N-14 relating to the shares of certain Acquiring Portfolios that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of Arrow and the prospectus of Arch with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meetings referred to herein and at each Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          4.01(n) All of the issued and outstanding shares of each Acquired Portfolio have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of an Acquired Portfolio has any preemptive right of subscription or purchase in respect of such shares.

          4.01(o) Arrow shall not sell or otherwise dispose of any shares of an Acquiring Portfolio to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

          4.01(p) Arrow has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

     V.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ARCH.

     5.01 Arch, on behalf of itself and each Acquiring Portfolio, represents and warrants to, and agrees with, Arrow as follows:

          5.01(a) Arch is a corporation duly organized and validly existing under the laws of the State of Maryland. It is registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect.

          5.01(b) Arch has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          5.01(c) This Agreement has been duly authorized, executed and delivered by Arch, and represents Arch's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Arch's Article of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

          5.01(d) Each Acquiring Portfolio has elected or will elect to qualify as a regulated investment company under Part I of Subchapter M of the Code, and each of the first two Acquiring Portfolios listed in Article I, Section 1.02, has so qualified as of and at all times since the end of its first taxable year and intends to continue to so qualify.

          5.01(e) The financial statements of each of the first two Acquiring Portfolios listed in Article I, Section 1.02, for its fiscal year or period ended November 30, 1996, examined by KPMG Peat Marwick LLP, copies of which have been previously furnished to Arrow, present fairly the financial position of each such Acquiring Portfolio as of such date and the results of its operations for the year or period then ended, in conformity with generally accepted accounting principles.

          5.01(f) The unaudited financial statements of each of the first two Acquiring Portfolios listed in Article I, Section 1.02, for the six-month period ended May 31, 1997, copies of which have been previously furnished to Arrow, present fairly the financial position of each such Acquiring Portfolio as of such date and the results of its operations for the six-month period then ended, in conformity with generally accepted accounting principles.

          5.01(g) At the Effective Time of the Reorganization with respect to each Acquiring Portfolio, there shall be no known liabilities applicable to the Investor A Shares of such Acquiring Portfolio, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of such Acquiring Portfolio's Investor A Shares.

          5.01(h) There are no legal, administrative or other proceedings pending or, to Arch's knowledge, threatened against Arch or an Acquiring Portfolio which could result in liability on the part of Arch or an Acquiring Portfolio.

          5.01(i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Arch of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and state securities laws.

          5.01(j) Insofar as the following relate to Arch, the N-14 Registration Statement on its effective date, at the time of any shareholders' meetings referred to herein and at each Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          5.01(k) The Investor A Shares of each Acquiring Portfolio to be issued and delivered to an Acquired Portfolio for the account of record holders of shares of such Acquired Portfolio pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization applicable to such Acquiring Portfolio and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of Arch shall have any preemptive right of subscription or purchase in respect thereto.

          5.01(l) Arch has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          5.01(m) The Board of Directors of Arch complies with the requirements of Section 15(f)(1)(A) of the 1940 Act as of the date hereof. If its Board of Directors ceases to comply with such requirements at any time within three years after the Effective Time of the Reorganization with respect to the Continuing Portfolio, Arch will take such action as is necessary to restore such compliance as soon as is reasonably practicable.

     VI.  SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED PORTFOLIOS.

     6.01 As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization applicable to the Reorganizing Portfolios and as a condition to the Reorganization, Arrow shall hold a meeting of the shareholders of the Acquired Portfolios for the purpose of considering and voting upon:

          6.01(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

             (i) The transfer of the Acquired Portfolio Assets belonging to each Acquired Portfolio to an Acquiring Portfolio, and the assumption by such Acquiring Portfolio of the Acquired Portfolio Liabilities of such Acquired Portfolio, in exchange for Investor A Shares of such Acquiring Portfolio, as set forth in Article I, Section 1.02.

             (ii) The liquidation of each Acquired Portfolio through the distribution to its record holders of Investor A Shares of an Acquiring Portfolio as described in this Agreement.

          6.01(b) Such other matters as may be determined by the parties hereto.

     6.02 Approval of this Agreement and the transactions contemplated herein by the shareholders of the Acquired Portfolios shall constitute the waiver of the application of any fundamental policy of such Acquired Portfolios that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

     VII. N-14 REGISTRATION STATEMENT AND PROXY SOLICITATION MATERIALS. Arch shall file the N-14 Registration Statement under the 1933 Act, and Arrow shall file the combined prospectus/proxy statement contained therein under the 1934 Act and 1940 Act proxy rules, with the SEC as promptly as practicable. Each of Arch and Arrow has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

     VIII. DELIVERY OF ASSETS AND SHARES. Delivery of the Acquired Portfolio Assets and the Investor A Shares of each Acquiring Portfolio to be issued pursuant to Article I shall occur at the Effective Time of the Reorganization applicable to such Acquired Portfolio, or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto. To the extent any Acquired Portfolio Assets are, for any reason, not transferred at the applicable Effective Time of the Reorganization, Arrow shall cause such Acquired Portfolio Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     IX.  ARCH CONDITIONS.

     9.01 The obligations of Arch hereunder with respect to each Acquiring Portfolio shall be subject to the following conditions precedent:

          9.01(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each Acquired Portfolio, in the manner required by law.

          9.01(b) Arrow shall have duly executed and delivered to Arch such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of Arrow and such Acquired Portfolio in and to the Acquired Portfolio Assets of such Acquired Portfolio. The Acquired Portfolio Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          9.01(c) All representations and warranties of Arrow made in this Agreement shall be true and correct in all material respects as if made at and as of each Effective Time of the Reorganization. As of the Effective Time of the Reorganization applicable to each Acquired Portfolio, there shall have been no material adverse change in the financial condition of such Acquired Portfolio since September 30, 1996, other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          9.01(d) Arch shall have received an opinion of Dickstein, Shapiro, Morin & Oshinsky LLP, addressed to Arch in form reasonably satisfactory to Arch and dated the Effective Time of the Reorganization applicable to each Acquired Portfolio, substantially to the effect that: (i) Arrow is a

     Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Acquired Portfolio outstanding at the applicable Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by such Acquired Portfolio, and to such counsel's knowledge no shareholder of such Acquired Portfolio has any option, warrant or pre-emptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Arrow and represent its legal, valid and binding contracts or instruments, enforceable against Arrow in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquired Portfolio and its assets;
     (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of Arrow or any material agreement known to such counsel to which Arrow is a party or by which Arrow is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Arrow of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Arch.

          9.01(e) Arch shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Arch and Arrow in form reasonably satisfactory to them and dated the Effective Time of the Reorganization applicable to each Acquired Portfolio, substantially to the effect that for federal income tax purposes (i) the transfer by each Acquired Portfolio of all of its Acquired Portfolio Assets and Acquired Portfolio Liabilities to the corresponding Acquiring Portfolio, in exchange for Investor A Shares of such Acquiring Portfolio, and the distribution of said Investor A Shares to the shareholders of such Acquired Portfolio, as provided in this Agreement, will each constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or (F) of the Code and with respect to each reorganization, the Acquired Portfolio and the Acquiring Portfolio will each be considered "a party to a reorganization" within the meaning of
     Section 368(b) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any Acquired Portfolio as a result of such transactions; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by an Acquiring Portfolio as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of any Acquired Portfolio on the distribution to them by such Acquired Portfolio of Investor A Shares of an Acquiring Portfolio in exchange for their shares of such Acquired Portfolio; (v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Investor A Shares of an Acquiring Portfolio received by each holder of shares of an Acquired Portfolio will be the same as the aggregate basis of the shareholder's Acquired Portfolio shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Acquired Portfolio Assets to each Acquiring Portfolio will be the same as the basis of such Acquired Portfolio Assets in the hands of an Acquired Portfolio immediately prior to the exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for Investor A Shares of an Acquiring Portfolio will be determined by including the period for which the shareholder held the shares of an Acquired Portfolio exchanged therefor, provided that the shareholder held such shares of an Acquired Portfolio as a capital asset;
     (viii) in accordance with Section 1223 of the Code, the holding period of an Acquiring Portfolio with respect to the Acquired Portfolio Assets will include the period for which such Acquired Portfolio Assets were held by an Acquired Portfolio; and (ix) in accordance with Section 381(a) of the Code, each Acquiring Portfolio will succeed to the tax attributes of the corresponding Acquired Portfolio described in Section 381(c) of the Code.

          9.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          9.01(g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Arch, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          9.01(h) Arrow shall have delivered or caused to be delivered to Arch each account, book, record or other document of Arrow applicable to such Acquired Portfolio which is required to be maintained by Section 31(a) of the 1940 Act and Rule 31a-1 to 31a-3 thereunder (regardless of what person possesses the same), and a copy of all agreements and instruments to which Arrow is a party or signatory. Arrow has instructed its service contractors to provide Arch upon request with access to and copies of all documents belonging to Arrow. Arrow shall have delivered to Arch a list of the tax costs of the securities of each Acquired Portfolio by lot and the holding periods of such securities, as of the Effective Time of the Reorganization applicable to each Acquired Portfolio.

          9.01(i) The President or any Vice President of Arrow shall have certified that Arrow has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at each Effective Time of the Reorganization.

          9.01(j) The merger between Mercantile Bancorporation, Inc. and Mark Twain Bancshares Inc., as described in the Agreement and Plan of Merger dated as of October 27, 1996, shall have been consummated.

          9.01(k) The Acquired Portfolio Assets to be transferred to an Acquiring Portfolio under this Agreement shall include no assets which such Acquiring Portfolio may not properly acquire pursuant to its investment objective, policies or limitations, or may not otherwise lawfully acquire.

          9.01(l) With respect to the Reorganization of the Continuing Portfolio, the Reorganization of both of the Reorganizing Portfolios shall have been consummated.

     X.  ARROW CONDITIONS.

     10.01 The obligations of Arrow hereunder with respect to each Acquired Portfolio shall be subject to the following conditions precedent:

          10.01(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each Acquired Portfolio in the manner required by law.

          10.01(b) All representations and warranties of Arch made in this Agreement shall be true and correct in all material respects as if made at and as of each Effective Time of the Reorganization. As of the Effective Time of the Reorganization applicable to each Acquired Portfolio, there shall have been no material adverse change in the financial condition of its Acquiring Portfolio since November 30, 1996, other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          10.01(c) Arrow shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Arrow in form reasonably satisfactory to it and dated the Effective Time of the Reorganization applicable to each Acquired Portfolio, substantially to the effect that: (i) Arch is a corporation duly organized and validly existing under the laws of the State of Maryland;
     (ii) the Investor A Shares of each Acquiring Portfolio to be delivered at such time to an Acquired Portfolio as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by such Acquiring Portfolio, and to such counsel's knowledge no shareholder of an Acquiring Portfolio has any option, warrant or pre-emptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Arch and represents its legal, valid and binding contract, enforceable against Arch in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquiring Portfolio and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of Arch, or any material agreement known to such counsel to which Arch is a party or by which Arch is bound; and (v) to such counsel's knowledge no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Arch of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Arrow.

          10.01(d) Arrow shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Arch and Arrow in form reasonably satisfactory to them and dated the Effective Time of the Reorganization applicable to each Acquired Portfolio, with respect to the matters specified in Article IX,
     Section 9.01(e).

          10.01(e) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of Arch, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          10.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          10.01(g) The President or any Vice President of Arch shall have certified that Arch has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at each Effective Time of the Reorganization.

          10.01 (h) The merger between Mercantile Bancorporation, Inc. and Mark Twain Bancshares Inc., described in the Agreement and Plan of Reorganization dated as of October 27, 1996, shall have been consummated.

          10.02 (i) With respect to the Reorganization of the Continuing Portfolio, the Reorganization of both of the Reorganizing Portfolios shall have been consummated.

     XI. TAX DOCUMENTS. Arrow shall deliver to Arch at each Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Acquired Portfolio Assets delivered to an Acquiring Portfolio in accordance with the terms of this Agreement.

     XII. FINDER'S FEES. Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     XIII. ANNOUNCEMENTS. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations.

     XIV. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

     XV. TERMINATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Arrow and Arch set forth in this Agreement shall terminate upon the consummation of the Reorganization.

     XVI. TERMINATION OF AGREEMENT.

     16.01 This Agreement may be terminated as to one or more investment portfolios by a party at any time at or prior to (i) the Effective Time of the Reorganization of the Reorganizing Portfolios, or (ii) with respect to the Continuing Portfolio and the corresponding Acquired Portfolio, at any time at or prior to the Effective

Time of the Reorganization of the Continuing Portfolio, by its Board of Trustees, in the case of Arrow, or its Board of Directors, in the case of Arch, as provided below:

          (a) By Arch if the conditions set forth in Article IX are not satisfied as specified in said Article;

          (b) By Arrow if the conditions set forth in Article X are not satisfied as specified in said Article; or

          (c) By the mutual consent of the parties.

     16.02 If a party terminates this Agreement as to one or more investment portfolios because one or more of the conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void without any liability of either party or any of their investment portfolios to the other; provided, however, that if such termination is by Arch pursuant to Section 16.01(a) as a result of a breach by Arrow of any of its representations, warranties or covenants in this Agreement, or such termination is by Arrow pursuant to Section 16.01(b) as a result of a breach by Arch of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

     XVII. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Arrow,
(a) the parties hereto may, by written agreement authorized by the Board of Directors of Arch and the Board of Trustees of Arrow or their authorized officers and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

     XVIII. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts of law principles otherwise applicable therein.

     XIX. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     XX. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in or eliminate liabilities of persons not parties hereto, other than the successors and permitted assigns of the parties.

     XXI. ARROW LIABILITY.

     21.01 The names "Arrow Funds" and "Board of Trustees of Arrow Funds" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated July 1, 1992, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of Arrow. The obligations of Arrow entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Arrow personally, but bind only the trust property, and all persons dealing with any series of shares of Arrow must look solely to the trust property belonging to such series for the enforcement of any claims against Arrow.

     21.02 Both parties specifically acknowledge and agree that any liability of Arrow under this Agreement with respect to an Acquired Portfolio, or in connection with the transactions contemplated herein with respect to an Acquired Portfolio, shall be discharged only out of the assets of that Acquired Portfolio and that no other portfolio of Arrow shall be liable with respect thereto.

     XXII. ARCH LIABILITY. Both parties specifically acknowledge and agree that any liability of Arch under this Agreement with respect to an Acquiring Portfolio, or in connection with the transactions contemplated herein with respect to an Acquiring Portfolio, shall be discharged only out of the assets of that Acquiring Portfolio and that no other portfolio of Arch shall be liable with respect thereto.

     XXIII. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

          If to Arch:

          Jerry V. Woodham, Chairman of the Board
          The ARCH Fund, Inc.
          Saint Louis University
          Fitzgerald Hall
          3500 Lindell Blvd.
          St. Louis, MO 63131

          Telecopier Number: (314) 977-2298

          With a copy to:

          Henry S. Hilles, Jr., Esq.
          Drinker Biddle & Reath LLP
          Philadelphia National Bank Building
          1345 Chestnut Street
          Philadelphia, PA 19107

          Telecopier Number: (215) 988-2878

          If to Arrow:

          Arrow Funds
          c/o Gail Cagney, Esq.
          Federated Investors
          Federated Investors Tower
          1001 Liberty Avenue
          Pittsburgh, PA 15222

          Telecopier Number: (412) 288-8141

          With a copy to:

          Matthew G. Maloney, Esq.
          Dickstein, Shapiro, Morin & Oshinsky LLP
          2101 L Street, N.W.
          Washington, DC 20037

          Telecopier Number: (202) 887-0689

     XXIV. EXPENSES. Each party shall each be responsible for the payment of all expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby.

     XXV. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     XXVI. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                              [SIGNATURES OMITTED]

                                                                     APPENDIX II

                            MANAGEMENT'S DISCUSSION
                              OF FUND PERFORMANCE

THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

     Q.  How will you manage this new Portfolio?

     A. The Fund was launched on November 18, 1996, and invests in high-quality municipal securities in various municipalities across the country. It will maintain an average credit quality of around AA1 under present conditions. One reason for this is that the municipal market generally has not paid much in additional yield to investors who take on the added risk in lower-quality issues. The Portfolio's average maturity initially will be approximately ten years. However, that will change as market conditions warrant. The Portfolio's income may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

[CHART 1]                                                              [CHART 2]

     The ARCH Government & Corporate Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government-Corporate Bond Index and two Lehman Brothers asset-backed securities Indices. Investors cannot purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

     Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

     Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

     Q. What were the conditions in the taxable bond market during the 12 months ended November 30, 1996?

     A. The bond market has been volatile. The ten-year Treasury bond started the period yielding 5.70%. That yield rose to 7.10% around mid-year, then fell to 6.10%. Investors worried that the Federal Reserve would raise short-term interest rates around the middle of the summer, because the economy had grown so quickly in the first quarter. Then the Fed didn't do anything, and the fear receded -- so bond prices started to rise again. We started to see another rally toward the end of the 12-month period.

     Q.  How did you structure the Portfolio to address those conditions?

     A. We invested about 75% of the Portfolio in Treasuries, with the rest in mortgage-backed securities. Corporate bonds seemed very expensive to us, with yields only about 12 one-hundredths of a percentage point higher than Treasury yields -- and they have much more credit risk than Treasury or agency debt. Thus, we used mortgage-backed issues instead of corporates to enhance the Portfolio's yield.

     The Portfolio's average maturity rose from 8.6 years to 10.8 years during the period. We increased the maturity to take advantage of higher interest rates. We implemented the change by selling some of our shorter Treasuries and buying five- to ten-year mortgages. Such securities recently provided 0.75 to
1.25 percentage points of extra yield over Treasuries of comparable maturities. In fact, we increased our Portfolio's mortgage-backed exposure from 26% to 35%, currently*.

     Q.  How did you manage credit risk in the Portfolio?

     A. We currently have an average quality rating of AAA, the same rating that we had at the beginning of the year. The Portfolio's holdings currently are comprised almost entirely of United States Treasury and agency-guaranteed mortgage debt. The Portfolio holds almost no corporate issues because we believe that the small current yield advantage of corporates over Treasuries does not justify corporate debt's additional credit risk.

     Q.  Where are you finding the best values in the bond market?

     A. Mortgage-backed securities clearly offer the most value in our securities universe. Our intent is to continue to increase the Portfolio's mortgage exposure from the current 35% to the 40% to 45% level. Corporates will remain on our watch list, and we will increase the Portfolio's corporate exposure when their yields improve relative to yields on Treasury issues.*

---------------

     *Portfolio composition is subject to change.

     Q.  What is your outlook for the bond market and the Portfolio?

     A. We're neutral on the market right now. We don't see anything fundamental about the economy that would cause rates to rise or fall in the immediate future. But we will pay close attention to the psychology of the market, which can be a very different matter. People's expectations have a large effect on the bond market, and we'll pay close attention to changes in those expectations. That way, we'll be prepared to make changes in the Portfolio to reflect such psychological factors.
                            ------------------------

THE ARROW FIXED INCOME PORTFOLIO

     The Arrow Fixed Income Portfolio had total net assets of $28.7 million as of September 30, 1996. The fund had an average maturity of 11.5 years, with 36% of the fund's assets invested in U.S. Treasury and Government Agency issues, and 57% invested in investment grade corporate bonds.

     Interest rates, after moving substantially higher in the first quarter of the year, settled into a trading range environment in the second and third quarter. Thirty-year Treasury securities spent most of the period fluctuating in a range of 7.20% on the high side, to 6.70% on the low side, closing at a 6.92% yield on September 30, 1996. Stronger economic data in the second quarter caused yields to rise, while weaker numbers in the third quarter resulted in declining rates. Inflation in the U.S. economy continues to be moderate. The Consumer Price Index core rate (the CPI less food and energy prices), has risen 2.8% year to date through September versus 3% for all of 1995. While 1996 has not been favorable for the bond market, a continued slowing in the economy and favorable inflation numbers should eventually result in lower long-term interest rates.

           GROWTH OF $10,000 INVESTED IN ARROW FIXED INCOME PORTFOLIO

     The graph below illustrates the hypothetical investment of $10,000 in the Arrow Fixed Income Portfolio (the "Fund") from January 3, 1993 (start of performance) to September 30, 1996, compared to the Lehman Brothers Government/Corporate Total Index ("LBGCTI").

             Measurement Period
           (Fiscal Year Covered)                      The Fund                  LBGCTI
1/3/93                                                           9650                    10000
9/30/93                                                         10817                    11138
9/30/94                                                          9967                    10677
9/30/95                                                         11451                    12209
9/30/96                                                         11694                    12760
                     AVERAGE ANNUAL TOTAL RETURN** FOR THE
                        PERIOD ENDED SEPTEMBER 30, 1996
         1 Year.............................................................. -1.41%
         Start of Performance (1/3/93)....................................... 4.28%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI is adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

THE ARROW MUNICIPAL INCOME PORTFOLIO

     Interest rates increased beginning in the first quarter of 1996 on concerns of fears of rising inflation due to higher commodity prices and stronger economic growth. This continued until the latter part of the third quarter when signs of economic strength began to ease. Thus far, inflation has remained subdued.

     Municipal supply remains somewhat low in many areas. This has enabled municipal prices to remain firm, and thus municipals have outperformed taxables for most of the year. Going forward, the economic signals are mixed as to whether the economy will strengthen or weaken further going into 1997.

     Therefore, the fund remains somewhat defensive with emphasis being placed on intermediate average maturities and short to intermediate duration, along with preference for premium coupon issues.

         GROWTH OF $10,000 INVESTED IN ARROW MUNICIPAL INCOME PORTFOLIO

     The graph below illustrates the hypothetical investment of $10,000 in the Arrow Municipal Income Portfolio (the "Fund") from January 3, 1993 (start of performance) to September 30, 1996, compared to the Lehman Brothers State General Obligations Bond Index ("LBSGOBI").

             Measurement Period
           (Fiscal Year Covered)                      The Fund                 LGSGOBI
1/3/93                                                           9650                    10000
9/30/93                                                         10560                    10875
9/30/94                                                         10305                    10633
9/30/95                                                         11177                    12584
9/30/96                                                         11740                    13255
                     AVERAGE ANNUAL TOTAL RETURN** FOR THE
                        PERIOD ENDED SEPTEMBER 30, 1996
         1 Year.............................................................. 1.37%
         Start of Performance (1/3/93)....................................... 4.48%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI is adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

The LBSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

                                                                    APPENDIX III

                     SHAREHOLDER TRANSACTIONS AND SERVICES

     This Appendix compares the shareholder transactions and services that are available in connection with: (1) Investor A Shares and Trust Shares of the Arch Portfolios, and (2) shares of the Arrow Portfolios.

A. GENERAL

  1. SALES CHARGES AND EXEMPTIONS

     Arch Portfolios -- Investor A Shares and Trust Shares

     (a) Investor A Shares of each Arch Portfolio are sold with a maximum 4.50% front-end sales charge.

     (b) The Arch Portfolios offer sales charge exemptions to the following classes of shareholders: (1) directors and officers of Arch and the immediate family members of such individuals; (2) directors, current and retired employees and participants in employee benefit/retirement plans (future and current annuitants) of Mercantile Bancorporation Inc. or any of its affiliates or BISYS or its affiliates and the immediate family members of such individuals; (3) brokers, dealers, and agents who have a sales agreement with BISYS, and their employees (and the immediate family members of such individuals); (4) customers who purchase pursuant to a wrap fee program offered by any broker-dealer or other financial institution or financial planning organization; (5) individuals who purchase Investor A Shares with the proceeds of Trust Shares or Institutional Shares redeemed in connection with a rollover of benefits paid by a qualified retirement or employee benefit plan or distribution on behalf of any other qualified account administered by Mercantile Bank or its affiliated or correspondent banks, within 60 days of receipt of such payment; (6) investors who purchase Investor A Shares through a payroll deduction program; (7) employees of any sub-adviser to Arch; (8) former holders of Southwestern Bell Visa cards that had been issued by Mercantile Bank of Illinois, N.A. and who participated in the Automatic Investment Program (credit cards may not be used for the purchase of Shares); (9) investors exchanging Trust Shares of a Portfolio received from the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile Bank or any of its affiliated or correspondent banks; or (10) other investment companies distributed by BISYS or its affiliates.

     The sales charge will not apply to purchases of Investor A Shares made through the reinvestment of dividends and distributions on Investor A Shares. The sales charge also will not apply to exchanges between Arch's portfolios to the extent that a shareholder has a credit for previously paid sales charges on purchases of Investor A Shares of Arch's portfolios.

     (c) The Arch Portfolios also offer rights of accumulation, quantity discounts, letter of intent programs and a reinvestment privilege that can reduce or eliminate the sales charge payable on Investor A Share purchases.

     (d) Trust Shares of the Arch Portfolios are sold without any sales charge.

     Arrow Portfolios

     (a) Shares of the Arrow Portfolios are sold with a maximum 3.50% front-end sales charge.

     (b) The Arrow Portfolios offer sales charge exemptions to the following classes of shareholders: (1) current and retired employees of Mercantile Bancorporation Inc. (formerly Mark Twain Bancshares,

                                      III-1

Inc.) and its subsidiaries; (2) Arrow's Trustees and their spouses and children under 21; (3) participants in all qualified retirement plans administered by Mercantile Bank (formerly Mark Twain Bank); (4) investors who purchase shares through the Mercantile Bank (formerly Mark Twain Bank) trust department; and (5) investors purchasing pursuant to a Mercantile Investment Services, Inc. (formerly Mark Twain Brokerage Services, Inc.) wrap fee program.

     The sales charge will not apply to purchases of shares made through the reinvestment of dividends and distributions. The sales charge also will not apply to exchanges between Arrow's portfolios to the extent that a shareholder has previously paid a sales charge on purchasing shares of any of Arrow's portfolios.

     (c) The Arrow Portfolios also offer rights of accumulation, quantity discounts, concurrent purchase programs, letter of intent programs and a reinvestment privilege that can reduce or eliminate the sales charge payable on share purchases.

B.  PURCHASE POLICIES

                                ARCH PORTFOLIOS                     ARROW PORTFOLIOS
                       ----------------------------------  ----------------------------------
Minimum Initial        Investor A Shares -- $1,000 for     $1,000 for initial purchases $500
Investments            initial purchases of ($5,000 for    for initial purchases by employees
                       initial purchases in connection     of Mercantile Bancorporation, Inc.
                       with the Automatic Exchange         (formerly Mark Twain Bancshares,
                       Program, $50 for initial purchases  Inc.) and its subsidiaries and
                       in connection with Automatic        their spouses and children under
                       Investment Program, no minimums     21 and $250 for initial purchases
                       for initial purchases via a sweep   in connection with an IRA).
                       program at a financial
                       institution, through a payroll
                       deduction program or through a
                       wrap fee program).

                       Trust Shares -- None

Minimum Subsequent     Investor A Shares -- $100 ($50 for  $100 minimum for any investor.
Investments            subsequent purchases through an
                       Automatic Investment Program, $25
                       for subsequent purchases through a
                       payroll deduction program, no
                       minimums for subsequent purchases
                       through a sweep or wrap fee
                       program).

                       Trust Shares -- None

Automatic Investment   Investor A Shares -- Shares may be  Shares may be purchased on a
Plan                   purchased monthly through           regular basis once an account has
                       automatic deductions of at least    been opened through automatic
                       $50 from a shareholder's checking   deductions from a shareholder's
                       account.                            checking account in the minimum
                                                           amount of $100.
                       Trust Shares -- None

                                      III-2

                                ARCH PORTFOLIOS                     ARROW PORTFOLIOS
                       ----------------------------------  ----------------------------------

Purchase Methods       Investor A Shares -- Shares are     Shares are sold to customers of
                       sold through broker/dealers or      Mercantile Bancorporation Inc.
                       other organizations acting on       (formerly Mark Twain Bancshares,
                       behalf of their customers by        Inc.) through an appropriate
                       telephone or by mail.               subsidiary.

                       Trust Shares -- Shares are sold to
                       financial institutions acting on
                       their own behalf or on behalf of
                       certain qualified accounts

Payment Methods        Investor A Shares -- By check,      By check or federal funds.
                       bank draft, money order or federal
                       funds.

                       Trust Shares -- By federal funds.

     An Arrow shareholder who, at the effective time of the Reorganization with respect to a particular Arrow Portfolio, meets the Arrow, but not the Arch, minimum investment requirement, will not be required to redeem the Arch Investor A Shares received in connection with the Reorganization, unless the balance in the shareholder's account drops below the Arrow minimum as a result of redemptions.

     The Arch Portfolios and Arrow Portfolios each reserve the right to reject any purchase order.

C.  REDEMPTION POLICIES

                                ARCH PORTFOLIOS                     ARROW PORTFOLIOS
                       ----------------------------------  ----------------------------------
Redemption Methods     Investor A Shares -- By mail or     Through Mercantile Bancorporation
                       telephone through the same          Inc. (formerly Mark Twain
                       broker/dealer organization that     Bancshares, Inc.) by mail or
                       placed the purchase order.          telephone.

                       Trust Shares -- By mail or
                       telephone through the same
                       financial institution that placed
                       the purchase order.

Payment Methods        Investor A Shares -- By check or    By check or wire. Payment is
                       wire to the broker/dealer           normally made within 7 days, but
                       organization that placed the        Arrow attempts to honor requests
                       purchase order. Payment is          received by mail within one
                       normally made within three          business day and requests received
                       business days, but Arch may take    by telephone within 5 business
                       up to 7 days to honor redemption    days.
                       requests.

                       Trust Shares -- By wire. Payment
                       is normally made the next business
                       day.

Automatic Withdrawal   Investor A Shares -- Yes ($10,000   Yes ($10,000 minimum balance/$100
Plan                   minimum balance/$50 minimum per     minimum per transaction).
                       transaction).

                       Trust Shares -- None

     A shareholder of record may be required to redeem Investor A Shares or Trust Shares in any Arch Portfolio upon 60 days' written notice if the balance in the shareholder's account in that Portfolio drops below $500 as the result of a redemption request. The Arrow Portfolios, upon thirty days' written notice, may redeem

                                      III-3
shares in any account if the account balance falls below $1,000. The Arch Portfolios and the Arrow Portfolios may also redeem shares involuntarily when appropriate in light of their responsibilities under the 1940 Act, and may make payment for redemptions in securities in lieu of cash.

D.  SHARE EXCHANGES

                                ARCH PORTFOLIOS                     ARROW PORTFOLIOS
                       ----------------------------------  ----------------------------------
By Mail                Investor A Shares -- Yes            Yes.

                       Trust Shares -- Yes

By Telephone           Investor A Shares -- Yes            Yes.

                       Trust Shares -- Yes

Minimum                Investor A Shares -- At least       At least equal to minimum required
                       equal to minimum required for the   for the Portfolio for which shares
                       Portfolio for which shares are      are exchanged.
                       exchanged.

                       Trust Shares -- None

     Investor A Shares of the Arch Portfolio may be exchanged for Investor A Shares of another portfolio offered by Arch or for Trust Shares or Institutional Shares in the same Portfolio if the shareholder has a qualified trust, agency or custodian account with the trust department of Mercantile Bank or any of its affiliated or correspondent banks and the Trust Shares or Institutional Shares are to be held in that account. Trust Shares of an Arch Portfolio may be exchanged for Trust Shares of another portfolio offered by Arch or for Investor A Shares of the same portfolio in connection with the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile Bank or any of its affiliated or correspondent banks.

     Shareholders who exchange into any portfolio of Arch or Arrow that imposes a sales charge may be subject to such sales charge if applicable and not previously paid. Exchanges are only available in states where exchanges can lawfully be made from one portfolio to another, and must satisfy the requirements relating to the minimum initial investment in a portfolio. Arch and Arrow reserve the right to reject any telephone exchange request and to modify or terminate the exchange privilege (i) in the case of Arch, upon sixty days' written notice to shareholders, or (ii) in the case of Arrow, with respect to any shareholder who makes more than six exchanges in a year or more than three exchanges in a calendar quarter, upon prior notification.

     Arch also offers an Automatic Exchange Program enabling Investor A shareholders to automatically exchange Investor A Shares of one portfolio for Investor A Shares of another portfolio.

E.  RESPONSIBILITY FOR TELEPHONE INSTRUCTIONS

     The Arch Portfolios and Arrow Portfolios and their respective service contractors may be liable for losses due to unauthorized or fraudulent telephone instructions if they do not follow reasonable procedures to verify the authenticity of such instructions.

                                      III-4

                        II.  DIVIDENDS AND DISTRIBUTIONS

     All Arch Portfolios and Arrow Portfolios distribute their net capital gains to shareholders at least annually. The following table shows the Portfolios' policies concerning the declaration and payment of dividends from net investment income.

                     DIVIDENDS DECLARED DAILY/PAID MONTHLY

ARCH PORTFOLIOS                                  ARROW PORTFOLIOS
---------------------------------------------    ---------------------------------------------
Government & Corporate Bond Portfolio            Fixed Income Portfolio
National Municipal Bond Portfolio                Municipal Income Portfolio

                    DIVIDENDS DECLARED MONTHLY/PAID MONTHLY

ARCH PORTFOLIOS                                  ARROW PORTFOLIOS
---------------------------------------------    ---------------------------------------------
Growth Equity Portfolio                          None

                     DIVIDENDS DECLARED AND PAID QUARTERLY

ARCH PORTFOLIOS                                  ARROW PORTFOLIOS
---------------------------------------------    ---------------------------------------------
None                                             Equity Portfolio

                                      III-5

G01449-02 (9/97)

                                     PART B

                                   ARROW FUNDS
                                   19TH FLOOR
                               1001 LIBERTY AVENUE
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                                 ARCH FUND, INC.
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                       STATEMENT OF ADDITIONAL INFORMATION

                    (1997 SPECIAL MEETING OF SHAREHOLDERS OF
                                  ARROW FUNDS)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated September 15, 1997 for the Special Meeting of Shareholders of the Fixed Income Portfolio, Municipal Income Portfolio and Equity Portfolio of Arrow Funds, to be held on November 12, 1997. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling Arrow Funds at 1-800-866-6040.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.


         Further information about Investor A Shares and Trust Shares of the Existing Arch Portfolios is contained in and incorporated by reference to Arch's Statement of Additional Information with respect to the Existing Arch Portfolios dated March 31, 1997 (as revised August 29, 1997), a copy of which is included herewith. The audited financial statements and related independent accountant's report for the Existing Arch Portfolios contained in Arch's Annual Report to Shareholders dated November 30, 1996, and the unaudited financial statements for the Existing Arch Portfolios contained in Arch's Semi-Annual Report to Shareholders dated May 31, 1997 are incorporated herein by reference. No other parts of the Annual or Semi-Annual Reports are incorporated by reference herein.


         Further information about shares of the Arrow Portfolios is contained in and incorporated by reference to Arrow's Combined Statement of Additional Information dated November 30, 1996, a copy of which is included herewith. The audited financial statements and related independent accountant's report for the Arrow Portfolios contained in Arrow's Annual Report to Shareholders dated November 30, 1996, and the unaudited financial statements for the Arrow Portfolios contained in Arrow's Semi-Annual Report to Shareholders dated March 31, 1997 are incorporated herein by reference. No other parts of the Annual or Semi-Annual Reports are incorporated by reference herein.

         The date of this Statement of Additional Information is September 15, 1997.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information.......................................................   B-4

Pro Forma Financial Statements............................................ PFS-1

                               GENERAL INFORMATION

        The Shareholders of the Fixed Income Portfolio, Municipal Income Portfolio and Equity Portfolio (collectively, the "Arrow Portfolios") of Arrow Funds ("Arrow") are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of September 12, 1997 between Arrow and The Arch Fund, Inc. ("Arch"), and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and liabilities of the Arrow Portfolios to corresponding portfolios of Arch (collectively, the "Arch Portfolios") in exchange for full and fractional Investor A Shares representing interests in such corresponding Arch Portfolios. The Investor A Shares issued by Arch will have an aggregate net asset value equal to the aggregate net asset value of the shares of the respective Arrow Portfolios that are outstanding immediately before the effective time of the Reorganization with respect to each Arrow Portfolio.

         Following the exchange, the Arrow Portfolios will make a liquidating distribution of the corresponding Arch Portfolios' Investor A Shares to their shareholders. Each shareholder owning shares of a particular Arrow Portfolio at the effective time of the Reorganization with respect to that Portfolio will receive Investor A Shares of the corresponding Arch Portfolio of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the effective time of the Reorganization on Arrow Portfolio shares. Upon completion of the Reorganization, Arrow will be terminated under state law and deregistered as an investment company under the Investment Company Act of 1940, as amended.

         The Special Meeting of Shareholders of the Arrow Portfolios to consider the Reorganization Agreement and the related transactions will be held on November 12, 1997 at 2:00 p.m. Eastern Time at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania 15222-3779. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Arch Portfolios, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Mercantile Bank, MVA and financial intermediaries which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Arch Portfolios, Arch might be required to alter materially or discontinue its arrangement with such companies and change its method of operation. It is anticipated, however, that any resulting change in Arch's method of operation would not affect an Arch Portfolio's net asset value per share or result in financial loss to any shareholder.

                        ARROW MUNICIPAL INCOME PORTFOLIO
                     ARCH NATIONAL MUNICIPAL BOND PORTFOLIO
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1. BASIS OF COMBINATION
The pro forma combined statement of assets and liabilities, including the pro forma combined schedule of investments reflect the accounts of the Arrow Municipal Income Portfolio and the accounts of the Arch National Municipal Bond Portfolio as of May 31, 1997 and the related pro forma combined statement of operations and for the period November 18, 1996 (commencement of operations of the Arch National Municipal Bond Portfolio) through May 31, 1997.

The pro forma combined financial statements give effect to the proposed transfer of the assets and liabilities of the Arrow Municipal Income Portfolio in exchange for shares of the Arch National Municipal Bond Portfolio. Under the terms of the Agreement and Plan of Reorganization between Arrow Funds and The Arch Fund, Inc. (the "Plan"), the combination of the Arrow Municipal Income Portfolio and the Arch National Municipal Bond Portfolio will be treated as a tax-free business combination. Accordingly, the historical cost of investment securities will be carried forward to the surviving portfolio and the results of operations of the surviving portfolio for the pre-combining periods will not be restated. The pro forma combined financial statements do not reflect the expenses of the Arrow and Arch Portfolios in carrying out their obligations under the Plan as these expenses are immaterial to the financial statements.

Each Portfolio has a similar investment objective which will remain unchanged as a result of the combination.

The pro forma financial statements should be read in conjunction with the historical financial statements of each Portfolio incorporated by reference to the respective prospectuses or statements of additional information. The pro forma combined statement of assets and liabilities has been prepared as if the combination had taken place at May 31, 1997. Certain amounts have been reclassified to conform to current presentation.

2. PRO FORMA OPERATIONS
The pro forma combined statement of operations assumes similar rates of gross investment income from the investments of each Portfolio. Accordingly, the combined gross investment income is equal to the sum of the gross investment income of each Portfolio.

Pro forma operating expenses reflect the expected expenses of the Arch National Municipal Bond Portfolio after combination. As such, pro forma fees for investment advisory, administration, distribution, custodian and accounting services, director and trustee, and legal and audit were calculated based on the fee schedules in effect at May 31, 1997 for the Arch National Municipal Bond Portfolio.

3. SURVIVING ENTITY
The Arch National Municipal Bond Portfolio will be the surviving entity for accounting purposes. This determination was based upon the relative size of each Portfolio and that the surviving portfolio will be managed by the Arch National Municipal Bond Portfolio's current adviser employing current investment objectives, policies and restrictions.

ARROW MUNICIPAL INCOME AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

        SHARES OR PRINCIPAL AMOUNT                                                                                  MARKET VALUE
--------------------------------------------                                                      ----------------------------------
 May 31, 1997     May 31, 1997                                                                     May 31, 1997     May 31, 1997
--------------------------------------------                                                      ----------------------------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                      Arrow Municipal   ARCH National
    Income       Municipal Bond  (Combined)              Security Description                          Income       Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS (101.21%):
                                              ALABAMA (1.48%):
       --        $2,000,000       $2,000,000  Birmingham, Series A, 5.70%, 6/1/13                             $0       $2,027,500
       --         3,000,000        3,000,000  Birmingham, Series A, 5.90%, 6/1/18                             --        3,015,000
                                                                                                  ----------------------------------
                                                  Total                                                       --        5,042,500
                                                                                                  ----------------------------------

                                              ALASKA (0.30%):
       --         1,000,000        1,000,000  State Housing Finance Corp.,
                                                Series A, 5.70%, 12/1/11                                      --        1,011,250
                                                                                                  ----------------------------------

                                              ARIZONA (2.89%):
       --         1,000,000        1,000,000  Mohave County Unified School District
                                                No. 1, Series A, 5.90%, 7/1/15                                --        1,036,250
       --         6,400,000        6,400,000  Salt River Project Agricultural Impact,
                                                Series C, 6.20%, 1/1/12                                       --        6,696,000
       --         1,000,000        1,000,000  Salt River Project Agriculture Impact,
                                                6.00%, 1/1/13                                                 --        1,032,500
       --         1,000,000        1,000,000  State Transportation Board Excise Tax,
                                                Series B, 5.75%, 7/1/05                                       --        1,057,500
                                                                                                  ----------------------------------
                                                  Total                                                       --        9,822,250
                                                                                                  ----------------------------------

                                              CALIFORNIA (1.08%):
       --         1,000,000        1,000,000  California State, 6.00%, 9/1/09                                 --        1,082,500
  700,000                --          700,000  Long Beach CA, Harbor Revenue Bonds,
                                                Series A, 7.25%, 5/15/19                                 732,165               --
       --         2,000,000        2,000,000  Southern California Public Power
                                                Authority, Series A, 5.00%, 7/1/15                            --        1,855,000
                                                                                                  ----------------------------------
                                                  Total                                                  732,165        2,937,500
                                                                                                  ----------------------------------

                                              COLORADO (1.97%):
       --         6,655,000        6,655,000  Adams County Colorado School District, 5.40%,
                                                12/15/13                                                      --        6,679,956
                                                                                                  ----------------------------------

                                              CONNECTICUT (3.45%):
       --         3,000,000        3,000,000  Connecticut State, Series A, 5.80%, 3/15/07                     --        3,135,000
       --         8,785,000        8,785,000  Connecticut State, Series A, 5.25%, 3/1/13                      --        8,587,338
                                                                                                  ----------------------------------
                                                  Total                                                       --       11,722,338
                                                                                                  ----------------------------------

                                              FLORIDA (6.32%):
       --         2,000,000        2,000,000  Brevard County, 6.00%, 9/1/11                                   --        2,075,000
       --         5,525,000        5,525,000  Florida State Department of Transportation,
                                                5.25%, 7/1/17                                                 --        5,379,969
       --         5,000,000        5,000,000  Florida State Environmental, 5.50%, 7/1/13                      --        5,062,500
       --         8,000,000        8,000,000  Palm Beach County Solid Waste Authority, 5.38%,
                                                10/1/11                                                       --        7,940,000
       --         1,000,000        1,000,000  State Board of Education Capital Outlay Pub.
                                                Ed., Series A, 5.88%, 6/1/16                                  --        1,022,500
                                                                                                  ----------------------------------
                                                  Total                                                       --       21,479,969
                                                                                                  ----------------------------------

                                              GEORGIA (0.80%):
  500,000                --          500,000  Appling County, GA Development Authority, PCR,
                                                Refunding, Oglethorpe Power Corp. Hatch
                                                Project, MBIA Insured, 7.00%, 1/1/12                     550,980               --
       --         1,000,000        1,000,000  Atlanta, Series A, 6.10%, 12/1/19                               --        1,041,250
       --         1,000,000        1,000,000  Georgia State, Series B, 6.30%, 3/1/09                          --        1,113,750
                                                                                                  ----------------------------------
                                                  Total                                                  550,980        2,155,000
                                                                                                  ----------------------------------

                                              HAWAII (4.18%):
       --         8,000,000        8,000,000  Hawaii State, Series CN, 5.50%, 3/1/14,
                                                Insured by FGIC                                               --        8,000,000
       --         5,815,000        5,815,000  Honolulu City & County, 6.00%, 1/1/09                           --        6,214,781
                                                                                                  ----------------------------------
                                                  Total                                                       --       14,214,781
                                                                                                  ----------------------------------

                                              ILLINOIS (10.72%):
       --         1,000,000        1,000,000  Chicago Metropolitan Water Reclamation, 5.40%,
                                                12/1/06                                                       --        1,027,500
       --         1,000,000        1,000,000  Chicago Metropolitan Water Reclamation, 5.50%,
                                                12/1/08                                                       --        1,031,250
       --         3,000,000        3,000,000  Chicago, 6.00%, 1/1/11, Insured by AMBAC                        --        3,146,250
       --         2,000,000        2,000,000  Cook County, 5.90%, 11/15/16, Insured by FGIC                   --        2,040,000
       --         9,090,000        9,090,000  Cook County, 6.25%, 11/15/12                                              9,885,375
       --         1,000,000        1,000,000  Edwardsville Waterworks, 6.00%, 2/1/17                          --        1,040,000
  500,000                --          500,000  Illinois Housing Development Authority,
                                                Mortgage Revenue, Series D-1,
                                                6.40%, 8/1/17                                            514,625               --
       --         1,000,000        1,000,000  Illinois State, 5.75%, 4/1/12, Insured by MBIA                  --        1,016,250
       --         3,000,000        3,000,000  Illinois State, 5.88%, 8/1/12                                   --        3,082,500
       --         8,400,000        8,400,000  Illinois State, 5.25%, 2/1/13                                   --        8,127,000
       --         2,000,000        2,000,000  Illinois State, 5.63%, 7/1/13                                   --        2,010,000
       --         2,000,000        2,000,000  Illinois State, 5.50%, 8/1/14, Insured by MBIA                  --        1,975,000
       --         1,000,000        1,000,000  Illinois State, 5.75%, 7/1/16                                   --        1,006,250
  485,000                --          485,000  Waukegan, GO UT, 6.80%, 12/30/07                           526,041               --
                                                                                                  ----------------------------------
                                                  Total                                                1,040,666       35,387,375
                                                                                                  ----------------------------------

                                              INDIANA (5.54%):
  500,000                --          500,000  Ball State University, University Revenue,
                                                Series G, 6.13%, 7/1/14, Insured by FGIC                 517,515               --
       --         5,000,000        5,000,000  Goshen-Chandler School Building, 5.75%,
                                                1/15/10                                                       --        5,093,750
       --         3,000,000        3,000,000  Hammond Multi-School Building Corp., 5.80%,
                                                1/15/15                                                        0        3,018,750
       --         5,000,000        5,000,000  Hammond Multi-School Building Corp., 5.85%,
                                                1/15/20                                                       --        5,031,250
       --         3,500,000        3,500,000  Transportation Finance Authority, Series A,
                                                5.75%, 6/1/12                                                 --        3,622,500
       --         1,500,000        1,500,000  Whitko Middle School Building Corp., 5.88%,
                                                7/15/12                                                       --        1,543,125
                                                                                                  ----------------------------------
                                                  Total                                                  517,515       18,309,375
                                                                                                  ----------------------------------

        SHARES OR PRINCIPAL AMOUNT                                                               MARKET VALUE
--------------------------------------------                                                    ---------------
 May 31, 1997     May 31, 1997
--------------------------------------------                                                    ---------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                       (PRO FORMA)
    Income       Municipal Bond  (Combined)              Security Description                       (Combined)
---------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS (101.21%):
                                              ALABAMA (1.48%):
       --        $2,000,000       $2,000,000  Birmingham, Series A, 5.70%, 6/1/13                    $2,027,500
       --         3,000,000        3,000,000  Birmingham, Series A, 5.90%, 6/1/18                     3,015,000
                                                                                                ---------------
                                                  Total                                               5,042,500
                                                                                                ---------------

                                              ALASKA (0.30%):
       --         1,000,000        1,000,000  State Housing Finance Corp.,
                                                Series A, 5.70%, 12/1/11                              1,011,250
                                                                                                ---------------

                                              ARIZONA (2.89%):
       --         1,000,000        1,000,000  Mohave County Unified School District
                                                No. 1, Series A, 5.90%, 7/1/15                        1,036,250
       --         6,400,000        6,400,000  Salt River Project Agricultural Impact,
                                                Series C, 6.20%, 1/1/12                               6,696,000
       --         1,000,000        1,000,000  Salt River Project Agriculture Impact,
                                                6.00%, 1/1/13                                         1,032,500
       --         1,000,000        1,000,000  State Transportation Board Excise Tax,
                                                Series B, 5.75%, 7/1/05                               1,057,500
                                                                                                ---------------
                                                  Total                                               9,822,250
                                                                                                ---------------

                                              CALIFORNIA (1.08%):
       --         1,000,000        1,000,000  California State, 6.00%, 9/1/09                         1,082,500
  700,000                --          700,000  Long Beach CA, Harbor Revenue Bonds,
                                                Series A, 7.25%, 5/15/19                                732,165
       --         2,000,000        2,000,000  Southern California Public Power
                                                Authority, Series A, 5.00%, 7/1/15                    1,855,000
                                                                                                ---------------
                                                  Total                                               3,669,665
                                                                                                ---------------

                                              COLORADO (1.97%):
       --         6,655,000        6,655,000  Adams County Colorado School District, 5.40%,
                                                12/15/13                                              6,679,956
                                                                                                ---------------

                                              CONNECTICUT (3.45%):
       --         3,000,000        3,000,000  Connecticut State, Series A, 5.80%, 3/15/07             3,135,000
       --         8,785,000        8,785,000  Connecticut State, Series A, 5.25%, 3/1/13              8,587,338
                                                                                                ---------------
                                                  Total                                              11,722,338
                                                                                                ---------------

                                              FLORIDA (6.32%):
       --         2,000,000        2,000,000  Brevard County, 6.00%, 9/1/11                           2,075,000
       --         5,525,000        5,525,000  Florida State Department of Transportation,
                                                5.25%, 7/1/17                                         5,379,969
       --         5,000,000        5,000,000  Florida State Environmental, 5.50%, 7/1/13              5,062,500
       --         8,000,000        8,000,000  Palm Beach County Solid Waste Authority, 5.38%,
                                                10/1/11                                               7,940,000
       --         1,000,000        1,000,000  State Board of Education Capital Outlay Pub.
                                                Ed., Series A, 5.88%, 6/1/16                          1,022,500
                                                                                                ---------------
                                                  Total                                              21,479,969
                                                                                                ---------------

                                              GEORGIA (0.80%):
  500,000                --          500,000  Appling County, GA Development Authority, PCR,
                                                Refunding, Oglethorpe Power Corp. Hatch
                                                Project, MBIA Insured, 7.00%, 1/1/12                    550,980
       --         1,000,000        1,000,000  Atlanta, Series A, 6.10%, 12/1/19                       1,041,250
       --         1,000,000        1,000,000  Georgia State, Series B, 6.30%, 3/1/09                  1,113,750
                                                                                                ---------------
                                                  Total                                               2,705,980
                                                                                                ---------------

                                              HAWAII (4.18%):
       --         8,000,000        8,000,000  Hawaii State, Series CN, 5.50%, 3/1/14,
                                                Insured by FGIC                                       8,000,000
       --         5,815,000        5,815,000  Honolulu City & County, 6.00%, 1/1/09                   6,214,781
                                                                                                ---------------
                                                  Total                                              14,214,781
                                                                                                ---------------

                                              ILLINOIS (10.72%):
       --         1,000,000        1,000,000  Chicago Metropolitan Water Reclamation, 5.40%,
                                                12/1/06                                               1,027,500
       --         1,000,000        1,000,000  Chicago Metropolitan Water Reclamation, 5.50%,
                                                12/1/08                                               1,031,250
       --         3,000,000        3,000,000  Chicago, 6.00%, 1/1/11, Insured by AMBAC                3,146,250
       --         2,000,000        2,000,000  Cook County, 5.90%, 11/15/16, Insured by FGIC           2,040,000
       --         9,090,000        9,090,000  Cook County, 6.25%, 11/15/12                            9,885,375
       --         1,000,000        1,000,000  Edwardsville Waterworks, 6.00%, 2/1/17                  1,040,000
  500,000                --          500,000  Illinois Housing Development Authority,
                                                Mortgage Revenue, Series D-1,
                                                6.40%, 8/1/17                                           514,625
       --         1,000,000        1,000,000  Illinois State, 5.75%, 4/1/12, Insured by MBIA          1,016,250
       --         3,000,000        3,000,000  Illinois State, 5.88%, 8/1/12                           3,082,500
       --         8,400,000        8,400,000  Illinois State, 5.25%, 2/1/13                           8,127,000
       --         2,000,000        2,000,000  Illinois State, 5.63%, 7/1/13                           2,010,000
       --         2,000,000        2,000,000  Illinois State, 5.50%, 8/1/14, Insured by MBIA          1,975,000
       --         1,000,000        1,000,000  Illinois State, 5.75%, 7/1/16                           1,006,250
  485,000                --          485,000  Waukegan, GO UT, 6.80%, 12/30/07                          526,041
                                                                                                ---------------
                                                  Total                                              36,428,041
                                                                                                ---------------

                                              INDIANA (5.54%):
  500,000                --          500,000  Ball State University, University Revenue,
                                                Series G, 6.13%, 7/1/14, Insured by FGIC                517,515
       --         5,000,000        5,000,000  Goshen-Chandler School Building, 5.75%,
                                                1/15/10                                               5,093,750
       --         3,000,000        3,000,000  Hammond Multi-School Building Corp., 5.80%,
                                                1/15/15                                               3,018,750
       --         5,000,000        5,000,000  Hammond Multi-School Building Corp., 5.85%,
                                                1/15/20                                               5,031,250
       --         3,500,000        3,500,000  Transportation Finance Authority, Series A,
                                                5.75%, 6/1/12                                         3,622,500
       --         1,500,000        1,500,000  Whitko Middle School Building Corp., 5.88%,
                                                7/15/12                                               1,543,125
                                                                                                ---------------
                                                  Total                                              18,826,890
                                                                                                ---------------

ARROW MUNICIPAL INCOME AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

        SHARES OR PRINCIPAL AMOUNT                                                                                  MARKET VALUE
--------------------------------------------                                                      ----------------------------------
 May 31, 1997     May 31, 1997                                                                     May 31, 1997     May 31, 1997
--------------------------------------------                                                      ----------------------------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                      Arrow Municipal   ARCH National
    Income       Municipal Bond  (Combined)              Security Description                          Income       Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS, CONTINUED:
                                             IOWA (0.35%):
 $500,000                --         $500,000 Iowa Student Loan Liquidity Corporation,
                                               Student Loan Revenue Bonds, Series B,
                                               6.75%, 3/1/04                                           $530,260               --
  650,000                --          650,000 Ottumwa, IA,  Community School District,
                                               GO UT Bonds, 5.60%, 6/1/10, CGIC Insured                 663,761               --
                                                                                                      ------------------------------
                                                 Total                                                1,194,021               --
                                                                                                      ------------------------------

                                             KENTUCKY (1.88%):
  350,000                --          350,000 Kentucky Higher Education Student Loan
                                               Corporation, Insured Student Loan
                                               Revenue Bonds, Series D, 7.10%, 12/1/11                  376,464               --
       --         6,000,000        6,000,000 Daviess County Kentucky, 4.15%*, 6/2/97                         --        6,000,000
                                                                                                      ------------------------------
                                                 Total                                                  376,464        6,000,000
                                                                                                      ------------------------------

                                             LOUISIANA (0.21%):
       --           700,000          700,000 Calcasieu Parish, 4.00% 2/1/16                                  --          700,000
                                                                                                      ------------------------------

                                             MASSACHUSETTS (3.63%):
       --         4,975,000        4,975,000 Massachusetts Bay Transportation Authority,
                                               5.40%, 3/1/08                                                 --        5,118,031
       --         7,115,000        7,115,000 Massachusetts State Water Pollution
                                               Abatement Trust, 5.63%, 2/1/15                                --        7,212,831
                                                                                                      ------------------------------
                                                 Total                                                       --       12,330,862
                                                                                                      ------------------------------

                                             MICHIGAN (1.19%):
       --         1,000,000        1,000,000 Greenville Public Schools, 5.75%, 5/1/11                        --        1,027,500
       --         1,000,000        1,000,000 Johannesburg-Lewistown Area Schools, 5.00%,
                                               5/1/13                                                        --          947,500
       --         2,000,000        2,000,000 Redford School District, 5.95%, 5/1/15                          --        2,067,500
                                                                                                      ------------------------------
                                                 Total                                                       --        4,042,500
                                                                                                      ------------------------------

                                             MINNESOTA (2.36%):
       --         1,000,000        1,000,000 Minneapolis Special School District,
                                               Series A, 5.70%, 2/1/09                                       --        1,038,750
       --         6,000,000        6,000,000 Monticello Minnesota Independent Schools,
                                               5.40%, 2/1/15                                                 --        5,925,000
       --         1,000,000        1,000,000 Northern Municipal Power Agency, Series A,
                                               5.90%, 1/1/08                                                 --        1,046,250
                                                                                                      ------------------------------
                                                 Total                                                       --        8,010,000
                                                                                                      ------------------------------

                                             MISSISSIPPI (0.48%):
  500,000                --          500,000 Mississippi Higher Education Student Loan
                                               Revenue Bonds, Series C,
                                               7.50%, 9/1/09                                            538,800               --
       --         1,000,000        1,000,000 Mississippi State, 6.20%, 2/1/08                                --        1,075,000
                                                                                                      ------------------------------
                                                 Total                                                  538,800        1,075,000
                                                                                                      ------------------------------


                                             MISSOURI (2.09%):
       --         1,000,000        1,000,000 Independence Electrical Utility Revenue,
                                               7.10%, 6/1/04, Prerefunded 12/1/98 @ 100                      --        1,038,750
  340,000                --          340,000 Kansas City, Sewer Authority Refunding Revenue
                                               Bonds,  6.40%, 3/1/10                                    354,831               --
  500,000                --          500,000 State Environmental Improvement & Energy
                                               Authority, Refunding Revenue,
                                               5.50%, 12/1/10                                           508,315               --
       --         1,500,000        1,500,000 State Health & Education Facilities,
                                               Series B, 7.00%, 6/1/05                                       --        1,665,000
       --         1,200,000        1,200,000 State Health & Educational Facilities, 7.75%,
                                               6/1/07                                                        --        1,244,196
  300,000                --          300,000 State HEFA Revenue, St. Louis University,
                                               6.50%, 8/1/16, AMBAC Insured                             324,021               --
  740,000                --          740,000 State Housing Development Commission, SFM
                                               Revenue, Series A, 6.63%,12/1/17,
                                               GNMA Insured                                             765,278               --
  120,000                --          120,000 State Housing Development Commission, SFM
                                               Revenue, Series A, 6.00%, 6/1/15,
                                               GNMA Insured                                             121,571               --
1,000,000                --        1,000,000 State, Third State Building, GO UT, Series
                                               B, 6.30%,11/1/12                                       1,065,390               --
                                                                                                      ------------------------------
                                                 Total                                                3,139,406        3,947,946
                                                                                                      ------------------------------

                                             NEBRASKA (0.61%):
       --         1,000,000        1,000,000 Omaha Public Power District Electric Revenue,
                                               Series B, 6.00%, 2/1/07                                       --        1,080,000
       --         1,000,000        1,000,000 Public Power District Revenue, Series A, 5.50%,
                                               1/1/13                                                        --          993,750
                                                                                                      ------------------------------
                                                 Total                                                       --        2,073,750
                                                                                                      ------------------------------

                                             NEVADA (4.04%):
  500,000                --          500,000 Clark County, Pollution Control, Refunding Revenue,
                                               Series B, 6.60%, 6/1/19                                  540,640                0
       --         5,000,000        5,000,000 Clark County Nevada School District, 5.50%, 6/15/11             --        5,037,500
       --         5,000,000        5,000,000 Nevada State Water Utility Improvements, 5.13%,
                                               9/1/11                                                        --        4,881,250
       --         3,000,000        3,000,000 Nevada State Water Utility Improvements, 6.50%,
                                               12/1/12                                                       --        3,258,750
                                                                                                      ------------------------------
                                                 Total                                                  540,640       13,177,500
                                                                                                      ------------------------------

                                             NEW HAMPSHIRE (0.31%):
       --         1,000,000        1,000,000 Concord, 6.15%, 10/15/10                                        --        1,065,000
                                                                                                      ------------------------------

                                             NEW JERSEY (3.17%):
       --         2,000,000        2,000,000 New Jersey State, Series D, 5.90%, 2/15/08                      --        2,120,000
       --         8,000,000        8,000,000 New Jersey State, Series E, 6.00%, 7/15/09                      --        8,660,000
                                                                                                      ------------------------------
                                                 Total                                                       --       10,780,000
                                                                                                      ------------------------------

        SHARES OR PRINCIPAL AMOUNT                                                                 MARKET VALUE
--------------------------------------------                                                      ---------------
 May 31, 1997     May 31, 1997
--------------------------------------------                                                      ---------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                       (PRO FORMA)
    Income       Municipal Bond  (Combined)              Security Description                       (Combined)
-----------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS, CONTINUED:
                                             IOWA (0.35%):
 $500,000                --         $500,000 Iowa Student Loan Liquidity Corporation,
                                               Student Loan Revenue Bonds, Series B,
                                               6.75%, 3/1/04                                          $530,260
  650,000                --          650,000 Ottumwa, IA,  Community School District,
                                               GO UT Bonds, 5.60%, 6/1/10, CGIC Insured                663,761
                                                                                                  ------------
                                                 Total                                               1,194,021
                                                                                                  ------------

                                             KENTUCKY (1.88%):
  350,000                --          350,000 Kentucky Higher Education Student Loan
                                               Corporation, Insured Student Loan
                                               Revenue Bonds, Series D, 7.10%, 12/1/11                 376,464
       --         6,000,000        6,000,000 Daviess County Kentucky, 4.15%*, 6/2/97                 6,000,000
                                                                                                  ------------
                                                 Total                                               6,376,464
                                                                                                  ------------

                                             LOUISIANA (0.21%):
       --           700,000          700,000 Calcasieu Parish, 4.00% 2/1/16                            700,000
                                                                                                  ------------

                                             MASSACHUSETTS (3.63%):
       --         4,975,000        4,975,000 Massachusetts Bay Transportation Authority,
                                               5.40%, 3/1/08                                         5,118,031
       --         7,115,000        7,115,000 Massachusetts State Water Pollution
                                               Abatement Trust, 5.63%, 2/1/15                        7,212,831
                                                                                                  ------------
                                                 Total                                              12,330,862
                                                                                                  ------------

                                             MICHIGAN (1.19%):
       --         1,000,000        1,000,000 Greenville Public Schools, 5.75%, 5/1/11                1,027,500
       --         1,000,000        1,000,000 Johannesburg-Lewistown Area Schools, 5.00%,
                                               5/1/13                                                  947,500
       --         2,000,000        2,000,000 Redford School District, 5.95%, 5/1/15                  2,067,500
                                                                                                  ------------
                                                 Total                                               4,042,500
                                                                                                  ------------

                                             MINNESOTA (2.36%):
       --         1,000,000        1,000,000 Minneapolis Special School District,
                                               Series A, 5.70%, 2/1/09                               1,038,750
       --         6,000,000        6,000,000 Monticello Minnesota Independent Schools,
                                               5.40%, 2/1/15                                         5,925,000
       --         1,000,000        1,000,000 Northern Municipal Power Agency, Series A,
                                               5.90%, 1/1/08                                         1,046,250
                                                                                                  ------------
                                                 Total                                               8,010,000
                                                                                                  ------------

                                             MISSISSIPPI (0.48%):
  500,000                --          500,000 Mississippi Higher Education Student Loan
                                               Revenue Bonds, Series C,
                                               7.50%, 9/1/09                                           538,800
       --         1,000,000        1,000,000 Mississippi State, 6.20%, 2/1/08                        1,075,000
                                                                                                  ------------
                                                 Total                                               1,613,800
                                                                                                  ------------


                                             MISSOURI (2.09%):
       --         1,000,000        1,000,000 Independence Electrical Utility Revenue,
                                               7.10%, 6/1/04, Prerefunded 12/1/98 @ 100              1,038,750
  340,000                --          340,000 Kansas City, Sewer Authority Refunding Revenue
                                               Bonds,  6.40%, 3/1/10                                   354,831
  500,000                --          500,000 State Environmental Improvement & Energy
                                               Authority, Refunding Revenue,
                                               5.50%, 12/1/10                                          508,315
       --         1,500,000        1,500,000 State Health & Education Facilities,
                                               Series B, 7.00%, 6/1/05                               1,665,000
       --         1,200,000        1,200,000 State Health & Educational Facilities, 7.75%,
                                               6/1/07                                                1,244,196
  300,000                --          300,000 State HEFA Revenue, St. Louis University,
                                               6.50%, 8/1/16, AMBAC Insured                            324,021
  740,000                --          740,000 State Housing Development Commission, SFM
                                               Revenue, Series A, 6.63%,12/1/17,
                                               GNMA Insured                                            765,278
  120,000                --          120,000 State Housing Development Commission, SFM
                                               Revenue, Series A, 6.00%, 6/1/15,
                                               GNMA Insured                                            121,571
1,000,000                --        1,000,000 State, Third State Building, GO UT, Series
                                               B, 6.30%,11/1/12                                      1,065,390
                                                                                                  ------------
                                                 Total                                               7,087,352
                                                                                                  ------------

                                             NEBRASKA (0.61%):
       --         1,000,000        1,000,000 Omaha Public Power District Electric Revenue,
                                               Series B, 6.00%, 2/1/07                               1,080,000
       --         1,000,000        1,000,000 Public Power District Revenue, Series A, 5.50%,
                                               1/1/13                                                  993,750
                                                                                                  ------------
                                                 Total                                               2,073,750
                                                                                                  ------------

                                             NEVADA (4.04%):
  500,000                --          500,000 Clark County, Pollution Control, Refunding Revenue,
                                               Series B, 6.60%, 6/1/19                                 540,640
       --         5,000,000        5,000,000 Clark County Nevada School District, 5.50%, 6/15/11     5,037,500
       --         5,000,000        5,000,000 Nevada State Water Utility Improvements, 5.13%,
                                               9/1/11                                                4,881,250
       --         3,000,000        3,000,000 Nevada State Water Utility Improvements, 6.50%,
                                               12/1/12                                               3,258,750
                                                                                                  ------------
                                                 Total                                              13,718,140
                                                                                                  ------------

                                             NEW HAMPSHIRE (0.31%):
       --         1,000,000        1,000,000 Concord, 6.15%, 10/15/10                                1,065,000
                                                                                                  ------------

                                             NEW JERSEY (3.17%):
       --         2,000,000        2,000,000 New Jersey State, Series D, 5.90%, 2/15/08              2,120,000
       --         8,000,000        8,000,000 New Jersey State, Series E, 6.00%, 7/15/09              8,660,000
                                                                                                  ------------
                                                 Total                                              10,780,000
                                                                                                  ------------

ARROW MUNICIPAL INCOME AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

        SHARES OR PRINCIPAL AMOUNT                                                                                  MARKET VALUE
--------------------------------------------                                                      ----------------------------------
 May 31, 1997     May 31, 1997                                                                     May 31, 1997     May 31, 1997
--------------------------------------------                                                      ----------------------------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                      Arrow Municipal   ARCH National
    Income       Municipal Bond  (Combined)              Security Description                          Income       Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS, CONTINUED:
                                             NORTH CAROLINA (3.25%):
       --        $2,000,000       $2,000,000 Eastern Municipal Power Agency, Series B, 6.00%,
                                               1/1/13                                                        --       $2,045,000
       --         1,000,000        1,000,000 Municipal Power Agency No. 1, 5.75%, 1/1/15                     --        1,003,750
       --         8,000,000        8,000,000 North Carolina State School Improvements, 5.20%,
                                               3/1/13                                                        --        7,980,000
                                                                                                      ------------------------------
                                                 Total                                                       --       11,028,750
                                                                                                      ------------------------------

                                             OHIO (0.62%):
       --         2,000,000        2,000,000 Columbus Waterworks Enlargement No. 44, 6.00%,
                                               5/1/13                                                        --        2,095,000
                                                                                                      ------------------------------

                                             OKLAHOMA (0.31%):
       --         1,000,000        1,000,000 Tulsa, 6.25%, 6/1/11                                            --        1,052,500
                                                                                                      ------------------------------

                                             PENNSYLVANIA (4.75%):
       --         1,000,000        1,000,000 Allegheny County Series C-40, 5.90%, 5/1/07                     --        1,055,000
       --         1,500,000        1,500,000 Burrell School District, 5.65%, 11/15/16                        --        1,515,000
  545,000                --          545,000 Delaware County, GO UT Refunding, 6.00%, 11/15/02          580,234               --
  155,000                --          155,000 Delaware County, PA, Refunding Bonds, 6.00%,
                                               11/15/14                                                 159,084               --
       --         1,000,000        1,000,000 Easttown Township, Public/Highway Improvements,
                                               5.65%, 8/1/17                                                 --        1,005,000
       --         9,000,000        9,000,000 Pennsylvania State, 5.13%, 9/15/11, Insured by
                                               AMBAC                                                         --        8,786,250
       --         2,000,000        2,000,000 State Higher Education Facilities, Series A,
                                               5.88%, 1/1/15                                                 --        2,037,500
       --         1,000,000        1,000,000 State Higher Education Facilities, Series B,
                                               5.88%, 1/1/15                                                 --        1,018,750
                                                                                                      ------------------------------
                                                 Total                                                  739,318       15,417,500
                                                                                                      ------------------------------

                                             TENNESSEE (0.91%):
       --         1,000,000        1,000,000 Memphis Water Revenue, Series A, 6.00%, 1/1/12                  --        1,043,750
       --         1,000,000        1,000,000 Metropolitan Government Nashville & Davidson
                                               County, 5.75%, 1/1/15                                         --        1,006,250
       --         1,000,000        1,000,000 Metropolitan Government Nashville & Davidson
                                               County, 6.13%, 5/15/19                                        --        1,036,250
                                                                                                      ------------------------------
                                                 Total                                                       --        3,086,250
                                                                                                      ------------------------------

                                             TEXAS (12.50%):
       --         3,000,000        3,000,000 Austin Independent School District, 5.75%, 8/1/15               --        3,045,000
       --         3,400,000        3,400,000 Harris County Health Facilities, Series B, 4.05%,
                                               2/15/16                                                       --        3,400,000
       --         2,500,000        2,500,000 Harris County Texas Health Care Facilities, 4.05%*,
                                               6/2/97                                                        --        2,500,000
       --         8,000,000        8,000,000 Harris County Texas Health, 5.50%, 6/1/17                       --        7,800,000
       --         1,000,000        1,000,000 Humble Independent School District, 6.25%, 2/1/07               --        1,072,500
       --         1,000,000        1,000,000 Manor Independent School District, 5.70%, 8/1/10                --        1,030,000
  500,000                --          500,000 North Texas State Higher Education Authority,
                                               Student Loan Revenue, Refunding,
                                               Series D, 6.30%, 4/1/10                                  507,815               --
       --         1,000,000        1,000,000 Royse City Independent School District, 5.50%,
                                               2/15/15                                                       --        1,000,000
       --         1,000,000        1,000,000 San Antonio Electric & Gas, 5.75%, 2/1/11                       --        1,017,500
       --         3,000,000        3,000,000 State Public Finance Authority, Series  A, 5.95%,
                                               10/1/15                                                       --        3,101,250
       --         1,000,000        1,000,000 State Public Financing Authority, Series A, 5.70%,
                                               10/1/07                                                       --        1,031,250
       --         6,750,000        6,750,000 Texas State Water Development, 5.40%, 8/1/21                    --        6,513,750
1,000,000                --        1,000,000 Texas State, GO UT Water Development, Series A, 7.00%,
                                               8/1/11                                                 1,081,740               --
  155,000                --          155,000 Texas State, GO UT, Series A, Veterans Housing
                                               Assistance Fund, 6.60%, 12/1/16                          158,877               --
       --         7,500,000        7,500,000 University of Texas, Series B, 5.10%, 8/15/13                   --        7,190,625
       --         2,000,000        2,000,000 Water Development Board Revenue Series A, 5.75%,
                                               7/15/15                                                       --        2,032,500
                                                                                                      ------------------------------
                                                 Total                                                1,748,432       40,734,375
                                                                                                      ------------------------------

                                             UTAH (1.50%):
       --         4,000,000        4,000,000 Intermountain Power Agency, Utah Power Supply,
                                               Series B, 6.00%, 7/1/12                                       --        4,095,000
       --         1,000,000        1,000,000 Intermountain Power Agency, Utah Power Supply,
                                               Series B, 6.00%, 7/1/15                                       --        1,000,090
                                                                                                      ------------------------------
                                                 Total                                                       --        5,095,090
                                                                                                      ------------------------------

                                             VIRGINIA (2.84%):
       --         1,000,000        1,000,000 Newport News, Series A, 6.13%, 6/1/10                           --        1,058,750
       --         2,200,000        2,200,000 Peninsula Port Authority Revenue - Shell Co.,
                                               4.00%*, 6/2/97                                                --        2,200,000
       --         1,000,000        1,000,000 State Public School Authority, 5.90%, 7/15/11                   --        1,037,500
  550,000                --          550,000 State, Housing Development Authority Revenue,
                                               Series B, 6.55%, 1/1/11                                  584,496               --
       --         4,920,000        4,920,000 Virginia State Trust Brd., 5.13%, 5/15/12                       --        4,772,400
                                                                                                      ------------------------------
                                                 Total                                                  584,496        9,068,650
                                                                                                      ------------------------------

                                             WASHINGTON (10.04%):
       --         1,000,000        1,000,000 Grant County Public Utility, Series F, 5.70%,
                                               1/1/15                                                        --        1,002,500
       --         1,000,000        1,000,000 King County Library System, 6.05%, 12/1/07                      --        1,072,500
       --         1,500,000        1,500,000 King County School District No. 415, 5.75%, 6/1/11              --        1,543,125
       --         2,000,000        2,000,000 King County School District No. 415, 5.88%, 6/1/16              --        2,035,000
  725,000                --          725,000 King County,  School District #415 Kent, GO UT,
                                               (Series B), 6.00%, 12/1/08                               779,622               --
       --         1,000,000        1,000,000 King County, Series A, 6.00%, 12/1/09                           --        1,041,250
       --         1,000,000        1,000,000 Seattle Municipal Light & Power Revenue, 6.20%,
                                               7/1/06                                                        --        1,086,250
       --         1,000,000        1,000,000 Seattle Municipal Light & Power Revenue, 6.25%,
                                               7/1/07                                                        --        1,082,500
       --         3,000,000        3,000,000 Snohomish County Public Utility District 001,
                                               6.00%, 1/1/13                                                 --        3,082,500
       --         1,000,000        1,000,000 Snohomish County Public Utility District 001,
                                               6.45%, 1/1/06                                                 --        1,105,000



        SHARES OR PRINCIPAL AMOUNT                                                                 MARKET VALUE
--------------------------------------------                                                      ---------------
 May 31, 1997     May 31, 1997
--------------------------------------------                                                      ---------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                       (PRO FORMA)
    Income       Municipal Bond  (Combined)              Security Description                       (Combined)
-----------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS, CONTINUED:
                                             NORTH CAROLINA (3.25%):
       --        $2,000,000       $2,000,000 Eastern Municipal Power Agency, Series B, 6.00%,
                                               1/1/13                                                    $2,045,000
       --         1,000,000        1,000,000 Municipal Power Agency No. 1, 5.75%, 1/1/15                  1,003,750
       --         8,000,000        8,000,000 North Carolina State School Improvements, 5.20%,
                                               3/1/13                                                     7,980,000
                                                                                                     --------------
                                                 Total                                                   11,028,750
                                                                                                     --------------

                                             OHIO (0.62%):
       --         2,000,000        2,000,000 Columbus Waterworks Enlargement No. 44, 6.00%,
                                               5/1/13                                                     2,095,000
                                                                                                     --------------

                                             OKLAHOMA (0.31%):
       --         1,000,000        1,000,000 Tulsa, 6.25%, 6/1/11                                         1,052,500
                                                                                                     --------------

                                             PENNSYLVANIA (4.75%):
       --         1,000,000        1,000,000 Allegheny County Series C-40, 5.90%, 5/1/07                  1,055,000
       --         1,500,000        1,500,000 Burrell School District, 5.65%, 11/15/16                     1,515,000
  545,000                --          545,000 Delaware County, GO UT Refunding, 6.00%, 11/15/02              580,234
  155,000                --          155,000 Delaware County, PA, Refunding Bonds, 6.00%,
                                               11/15/14                                                     159,084
       --         1,000,000        1,000,000 Easttown Township, Public/Highway Improvements,
                                               5.65%, 8/1/17                                              1,005,000
       --         9,000,000        9,000,000 Pennsylvania State, 5.13%, 9/15/11, Insured by
                                               AMBAC                                                      8,786,250
       --         2,000,000        2,000,000 State Higher Education Facilities, Series A,
                                               5.88%, 1/1/15                                              2,037,500
       --         1,000,000        1,000,000 State Higher Education Facilities, Series B,
                                               5.88%, 1/1/15                                              1,018,750
                                                                                                     --------------
                                                 Total                                                   16,156,818
                                                                                                     --------------

                                             TENNESSEE (0.91%):
       --         1,000,000        1,000,000 Memphis Water Revenue, Series A, 6.00%, 1/1/12               1,043,750
       --         1,000,000        1,000,000 Metropolitan Government Nashville & Davidson
                                               County, 5.75%, 1/1/15                                      1,006,250
       --         1,000,000        1,000,000 Metropolitan Government Nashville & Davidson
                                               County, 6.13%, 5/15/19                                     1,036,250
                                                                                                     --------------
                                                 Total                                                    3,086,250
                                                                                                     --------------

                                             TEXAS (12.50%):
       --         3,000,000        3,000,000 Austin Independent School District, 5.75%, 8/1/15            3,045,000
       --         3,400,000        3,400,000 Harris County Health Facilities, Series B, 4.05%,
                                               2/15/16                                                    3,400,000
       --         2,500,000        2,500,000 Harris County Texas Health Care Facilities, 4.05%*,
                                               6/2/97                                                     2,500,000
       --         8,000,000        8,000,000 Harris County Texas Health, 5.50%, 6/1/17                    7,800,000
       --         1,000,000        1,000,000 Humble Independent School District, 6.25%, 2/1/07            1,072,500
       --         1,000,000        1,000,000 Manor Independent School District, 5.70%, 8/1/10             1,030,000
  500,000                --          500,000 North Texas State Higher Education Authority,
                                               Student Loan Revenue, Refunding,
                                               Series D, 6.30%, 4/1/10                                      507,815
       --         1,000,000        1,000,000 Royse City Independent School District, 5.50%,
                                               2/15/15                                                    1,000,000
       --         1,000,000        1,000,000 San Antonio Electric & Gas, 5.75%, 2/1/11                    1,017,500
       --         3,000,000        3,000,000 State Public Finance Authority, Series  A, 5.95%,
                                               10/1/15                                                    3,101,250
       --         1,000,000        1,000,000 State Public Financing Authority, Series A, 5.70%,
                                               10/1/07                                                    1,031,250
       --         6,750,000        6,750,000 Texas State Water Development, 5.40%, 8/1/21                 6,513,750
1,000,000                --        1,000,000 Texas State, GO UT Water Development, Series A, 7.00%,
                                               8/1/11                                                     1,081,740
  155,000                --          155,000 Texas State, GO UT, Series A, Veterans Housing
                                               Assistance Fund, 6.60%, 12/1/16                              158,877
       --         7,500,000        7,500,000 University of Texas, Series B, 5.10%, 8/15/13                7,190,625
       --         2,000,000        2,000,000 Water Development Board Revenue Series A, 5.75%,
                                               7/15/15                                                    2,032,500
                                                                                                     --------------
                                                 Total                                                   42,482,807
                                                                                                     --------------

                                             UTAH (1.50%):
       --         4,000,000        4,000,000 Intermountain Power Agency, Utah Power Supply,
                                               Series B, 6.00%, 7/1/12                                    4,095,000
       --         1,000,000        1,000,000 Intermountain Power Agency, Utah Power Supply,
                                               Series B, 6.00%, 7/1/15                                    1,000,090
                                                                                                     --------------
                                                 Total                                                    5,095,090
                                                                                                     --------------

                                             VIRGINIA (2.84%):
       --         1,000,000        1,000,000 Newport News, Series A, 6.13%, 6/1/10                        1,058,750
       --         2,200,000        2,200,000 Peninsula Port Authority Revenue - Shell Co.,
                                               4.00%*, 6/2/97                                             2,200,000
       --         1,000,000        1,000,000 State Public School Authority, 5.90%, 7/15/11                1,037,500
  550,000                --          550,000 State, Housing Development Authority Revenue,
                                               Series B, 6.55%, 1/1/11                                      584,496
       --         4,920,000        4,920,000 Virginia State Trust Brd., 5.13%, 5/15/12                    4,772,400
                                                                                                     --------------
                                                 Total                                                    9,653,146
                                                                                                     --------------

                                             WASHINGTON (10.04%):
       --         1,000,000        1,000,000 Grant County Public Utility, Series F, 5.70%,
                                               1/1/15                                                     1,002,500
       --         1,000,000        1,000,000 King County Library System, 6.05%, 12/1/07                   1,072,500
       --         1,500,000        1,500,000 King County School District No. 415, 5.75%, 6/1/11           1,543,125
       --         2,000,000        2,000,000 King County School District No. 415, 5.88%, 6/1/16           2,035,000
  725,000                --          725,000 King County,  School District #415 Kent, GO UT,
                                               (Series B), 6.00%, 12/1/08                                   779,622
       --         1,000,000        1,000,000 King County, Series A, 6.00%, 12/1/09                        1,041,250
       --         1,000,000        1,000,000 Seattle Municipal Light & Power Revenue, 6.20%,
                                               7/1/06                                                     1,086,250
       --         1,000,000        1,000,000 Seattle Municipal Light & Power Revenue, 6.25%,
                                               7/1/07                                                     1,082,500
       --         3,000,000        3,000,000 Snohomish County Public Utility District 001,
                                               6.00%, 1/1/13                                              3,082,500
       --         1,000,000        1,000,000 Snohomish County Public Utility District 001,
                                               6.45%, 1/1/06                                              1,105,000

ARROW MUNICIPAL INCOME AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

        SHARES OR PRINCIPAL AMOUNT                                                                                  MARKET VALUE
--------------------------------------------                                                      ----------------------------------
 May 31, 1997     May 31, 1997                                                                     May 31, 1997     May 31, 1997
--------------------------------------------                                                      ----------------------------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                      Arrow Municipal   ARCH National
    Income       Municipal Bond  (Combined)              Security Description                          Income       Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS, CONTINUED:
                                             WASHINGTON, CONTINUED:
       --        $2,000,000       $2,000,000 Snohomish County Public Utility District 001,
                                               6.50%, 1/1/12                                                 --        2,142,500
       --         1,000,000        1,000,000 Snohomish County School District No. 2,
                                               6.20%, 12/1/12                                                --        1,061,250
       --         3,000,000        3,000,000 Spokane Regular Solid Waste Management,
                                               5.50%, 12/1/10                                                --       $3,033,750
       --         1,000,000        1,000,000 Tacoma Electrical System, 6.25%, 1/1/15                         --        1,046,250
       --         8,000,000        8,000,000 Washington State Motor Vehicle Fuel Tax
                                               Series, 5.38%, 1/1/22                                         --        7,810,000
       --         4,190,000        4,190,000 Washington State Series, 5.50%, 1/1/17                          --        4,148,100
       --         1,000,000        1,000,000 Washington State, Series DD-14 & Series B,
                                               5.75%, 9/1/07                                                 --        1,043,750
                                                                                                    --------------------------------
                                                 Total                                                  779,622       33,336,225
                                                                                                    --------------------------------

                                             WEST VIRGINIA (2.34%):
       --         7,940,000        7,940,000 West Virginia School Building, 5.40%, 7/1/10                    --        7,949,925
                                                                                                    --------------------------------

                                             WISCONSIN (2.49%):
  255,000                --          255,000 Madison, IDR, Madison Gas & Electric Co.,
                                               Series A, 6.75%, 4/1/27                                  269,441               --
       --         1,000,000        1,000,000 Dane County, Series A, 5.65%, 3/1/12                            --        1,013,750
       --         1,000,000        1,000,000 Green Bay Area Public School District,
                                               Series A, 5.50%, 4/1/12                                       --        1,003,750
       --         3,000,000        3,000,000 Kenosha, Series B, 5.85%, 12/1/11                               --        3,082,500
       --         3,000,000        3,000,000 Milwaukee County, Series A, 6.00%, 9/1/09                       --        3,097,500
                                                                                                    --------------------------------
                                                 Total                                                  269,441        8,197,500
                                                                                                    --------------------------------

                                             WYOMING (0.65%):
       --         2,200,000        2,200,000 Uinta County Wyoming Chevron USA, 4.00%*,
                                               6/2/97                                                        --        2,200,000
                                                                                                    --------------------------------
                                                 Total Municipal Bonds                               12,751,966      331,226,617
                                                                                                    --------------------------------

                                             INVESTMENT COMPANIES (1.84%):
       --         2,710,000        2,710,000 Federated Tax-Free Trust Mutual Fund                            --        2,710,000
  496,704                --          496,704 Goldman Sachs & Co.                                        496,702               --
       --         3,029,000        3,029,000 Nuveen Tax-Exempt Money Market Fund                             --        3,029,000
                                                                                                    --------------------------------
                                             Total Investment Companies                                 496,702        5,739,000
                                                                                                    --------------------------------
                                             Total (Cost -- Arrow $12,855,001,ARCH
                                               $331,006,272)(a)                                     $13,248,668     $336,965,617
                                                                                                    --------------------------------

        SHARES OR PRINCIPAL AMOUNT                                                                 MARKET VALUE
--------------------------------------------                                                      ---------------
 May 31, 1997     May 31, 1997
--------------------------------------------                                                      ---------------
Arrow Municipal   ARCH National  (PRO FORMA)                                                       (PRO FORMA)
    Income       Municipal Bond  (Combined)              Security Description                       (Combined)
-----------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS, CONTINUED:
                                             WASHINGTON, CONTINUED:
       --        $2,000,000       $2,000,000 Snohomish County Public Utility District 001,
                                               6.50%, 1/1/12                                           2,142,500
       --         1,000,000        1,000,000 Snohomish County School District No. 2,
                                               6.20%, 12/1/12                                          1,061,250
       --         3,000,000        3,000,000 Spokane Regular Solid Waste Management,
                                               5.50%, 12/1/10                                         $3,033,750
       --         1,000,000        1,000,000 Tacoma Electrical System, 6.25%, 1/1/15                   1,046,250
       --         8,000,000        8,000,000 Washington State Motor Vehicle Fuel Tax
                                               Series, 5.38%, 1/1/22                                   7,810,000
       --         4,190,000        4,190,000 Washington State Series, 5.50%, 1/1/17                    4,148,100
       --         1,000,000        1,000,000 Washington State, Series DD-14 & Series B,
                                               5.75%, 9/1/07                                           1,043,750
                                                                                                  --------------
                                                 Total                                                34,115,847
                                                                                                  --------------

                                             WEST VIRGINIA (2.34%):
       --         7,940,000        7,940,000 West Virginia School Building, 5.40%, 7/1/10              7,949,925
                                                                                                  --------------

                                             WISCONSIN (2.49%):
  255,000                --          255,000 Madison, IDR, Madison Gas & Electric Co.,
                                               Series A, 6.75%, 4/1/27                                   269,441
       --         1,000,000        1,000,000 Dane County, Series A, 5.65%, 3/1/12                      1,013,750
       --         1,000,000        1,000,000 Green Bay Area Public School District,
                                               Series A, 5.50%, 4/1/12                                 1,003,750
       --         3,000,000        3,000,000 Kenosha, Series B, 5.85%, 12/1/11                         3,082,500
       --         3,000,000        3,000,000 Milwaukee County, Series A, 6.00%, 9/1/09                 3,097,500
                                                                                                  --------------
                                                 Total                                                 8,466,941
                                                                                                  --------------

                                             WYOMING (0.65%):
       --         2,200,000        2,200,000 Uinta County Wyoming Chevron USA, 4.00%*,
                                               6/2/97                                                  2,200,000
                                                                                                  --------------
                                                 Total Municipal Bonds                               343,978,583
                                                                                                  --------------

                                             INVESTMENT COMPANIES (1.84%):
       --         2,710,000        2,710,000 Federated Tax-Free Trust Mutual Fund                      2,710,000
  496,704                --          496,704 Goldman Sachs & Co.                                         496,702
       --         3,029,000        3,029,000 Nuveen Tax-Exempt Money Market Fund                       3,029,000
                                                                                                  --------------
                                             Total Investment Companies                                6,235,702
                                                                                                  --------------
                                             Total (Cost -- Arrow $12,855,001,ARCH
                                               $331,006,272)(a)                                     $350,214,285
                                                                                                  --------------


Percentages indicated are based on net assets of Arrow $13,450,961 and ARCH $326,427,257, combined of $339,878,218

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                                                                                               Arrow          ARCH        Combined
                                                                                               -----          ----        --------
                                             Net unrealized appreciation                      $393,667     $5,959,345    $6,353,012
                                                                                              -------------------------------------


The following acronyms are used throughout this portfolio:
AMBAC              AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CGIC               CAPITAL GUARANTY INSURANCE CORPORATION
FGIC               FINANCIAL GUARANTY INSURANCE COMPANY
FSA                FINANCIAL SECURITY ASSURANCE, INC.
GNMA               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO                 GENERAL OBLIGATION
HEFA               HEALTH AND EDUCATION FACILITIES AUTHORITY
IDR                INDUSTRIAL DEVELOPMENT REVENUE
MBIA               MUNICIPAL BOND INVESTORS ASSURANCE
PCR                POLLUTION CONTROL REVENUE
SFM                SINGLE FAMILY MORTGAGE
UT                 UNLIMITED TAX

(See Notes which are an integral part of the Financial Statements)

ARROW MUNICIPAL INCOME AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIOS Statement of Assets and Liabilities

                                                                                 May 31, 1997      May 31, 1997
                                                                                 (Unaudited)       (Unaudited)
                                                                                                  ARCH National
                                                                               Arrow Municipal    Municipal Bond    (PRO FORMA)
                                                                               Income Portfolio     Portfolio        (Combined)
                                                                                 ------------      ------------     ------------
Assets:
Total investments, at value (Cost -- Arrow $12,855,001 and ARCH $331,006,272)    $ 13,248,668      $336,965,617     $350,214,285
Cash                                                                                      326               233              559
Income receivable                                                                     255,179         5,659,660        5,914,839
Receivable for portfolio shares issued                                                     --             1,204            1,204
Deferred expenses                                                                         917            85,880           86,797
                                                                                 ------------      ------------     ------------
                        Total assets                                               13,505,090       342,712,594      356,217,684
Liabilities:
Income distribution payable                                                            47,139         1,496,540        1,543,679
Payable to brokers for investments purchased                                               --        14,730,870       14,730,870
Accrued expenses                                                                        6,990            57,927           64,917
                                                                                 ------------      ------------     ------------
                        Total liabilities                                              54,129        16,285,337       16,339,466
                                                                                 ============      ============     ============
Net Assets                                                                       $ 13,450,961      $326,427,257     $339,878,218
                                                                                 ============      ============     ============

Net Assets
Paid in capital                                                                    13,386,775       313,384,564      326,771,339
Net unrealized appreciation (depreciation) from investments                           393,667         5,959,345        6,353,012
Accumulated net realized loss on investments                                         (329,481)        7,083,348        6,753,867
                                                                                 ============      ============     ============
                        Total Net Assets                                         $ 13,450,961      $326,427,257     $339,878,218
                                                                                 ============      ============     ============

Net Assets
                        Investor A Shares                                          13,450,961           542,574       13,993,535
                        Investor B Shares                                                  --             1,017            1,017
                        Trust Shares                                                       --       325,883,666      325,883,666
                        Institutional Shares                                               --                --               --
                                                                                 ============      ============     ============
                           Total                                                 $ 13,450,961      $326,427,257     $339,878,218
                                                                                 ============      ============     ============

Outstanding shares of common stock
                        Investor A Shares                                           1,304,417            54,515        1,406,370
                        Investor B Shares                                                  --               102              102
                        Trust Shares                                                       --        32,725,131       32,725,131
                        Institutional Shares                                               --                --               --
                                                                                 ============      ============     ============
                           Total                                                    1,304,417        32,779,748       34,131,603
                                                                                 ============      ============     ============

Net Asset Value:
                        Investor A Shares                                               10.31              9.95             9.95
                        Investor B Shares                                                  --              9.96             9.96
                        Trust Shares                                                       --              9.96             9.96
                        Institutional Shares                                               --                --               --
                                                                                 ============      ============     ============
Maximum Sales Charge : Investor A Shares                                                 3.50%             4.50%            4.50%
                                                                                 ============      ============     ============

 Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net
asset value adjusted to nearest cent) per share: Investor A Shares
                                                                                 $      10.69      $      10.42     $      10.42
                                                                                 ============      ============     ============

Redemption price of Investor B Shares varies based on length of time held. Maximum redemption charge would be 5.0% (as a percentage of offering price). (See Notes which are an integral part of the Financial Statements)

ARROW MUNICIPAL INCOME AND ARCH NATIONAL MUNICIPAL BOND PORTFOLIOS Pro Forma Combined Statement of Operations
(Unaudited)

                                                              Period of       Period of
                                                              11/18/96 -      11/18/96 -      Period ended     Period ended
                                                               5/31/97         5/31/97          5/31/97           5/31/97
                                                            ----------------------------------------------     ------------
                                                               Arrow            ARCH
                                                              Municipal       National                            (PRO
                                                               Income         Municipal        PRO FORMA          FORMA)
                                                             Portfolio      Bond Portfolio    Adjustments       (Combined)
                                                            ----------------------------------------------     ------------
Investment Income:
Dividends                                                   $          0     $     73,488     $         --     $     73,488
Interest                                                         396,959        9,698,803               --       10,095,762
                                                            ----------------------------------------------     ------------
                        Total income                             396,959        9,772,291               --       10,169,250
                                                            ----------------------------------------------     ------------
Expenses:
 Investment advisory fee                                    $     49,061          933,558          (10,513)(1)      972,106
Administrative personnel and services fee                   $     24,953          182,509          (20,927)(2)      186,535
Custodian and accounting fees                               $     25,075            5,656          (24,950)(3)        5,781
Transfer and dividend disbursing agent fees and expenses    $     14,847           31,973               --           46,820
Directors'/Trustees' fees                                   $        997            4,956             (997)(4)        4,956
Legal and audit fees                                        $      7,480           20,116           (7,036)(5)       20,560
Organization costs                                                    --            3,609               --            3,609
Distribution services fee                                   $     17,521              415          (17,503)(6)          433
Share registration costs                                    $      6,389           39,648               --           46,037
Printing and postage                                        $      3,241           19,191               --           22,432
Insurance premiums                                          $      1,496               --               --            1,496
Miscellaneous                                               $      4,404            3,231               --            7,635
                                                            ----------------------------------------------     ------------
                        Total expenses                           155,464        1,244,862          (81,926)       1,318,400
                                                            ----------------------------------------------     ------------

Expenses voluntarily reduced                                $    (58,872)      (1,022,830)          40,561 (7)   (1,041,141)
                                                            ----------------------------------------------     ------------
Net expenses                                                      96,592          222,032          (41,365)         277,259
                                                            ----------------------------------------------     ------------
Net investment income                                            300,367        9,550,259           41,365        9,891,991
                                                            ----------------------------------------------     ------------


Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments                     $     25,824        7,083,348               --        7,109,172
Net change in unrealized depreciation of investments        $   (114,620)      (8,343,815)              --       (8,458,435)
                                                            ----------------------------------------------     ------------
Net realized and unrealized loss on investments                  (88,796)      (1,260,467)              --       (1,349,263)
                                                            ----------------------------------------------     ------------
Change in net assets resulting from operations              $    211,571       $8,289,792     $     41,365     $  8,542,728
                                                            ----------------------------------------------     ------------

(1) To adjust Advisory fees to replace the ARCH Fund's fee structure for the combined assets.
(2) To adjust Administration fees to replace the ARCH Fund's fee structure for the combined assets.
(3) To adjust Custodian and Accounting fees to replace the ARCH Fund's fee structure for the combined assets.
(4) To eliminate duplicate of Directors'/Trustees' fees.
(5) To eliminate duplicate of Legal and Audit fees.
(6) To adjust Distribution fees to replace the ARCH Fund's fee structure for the combined assets.
(7) To adjust expenses voluntarily reduced for administration, custodian and accounting fees per the ARCH Fund's fee structure for the combined assets.
(See Notes which are an integral part of the Financial Statements)

                          ARROW FIXED INCOME PORTFOLIO
                  ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF COMBINATION
The pro forma combined statement of assets and liabilities, including the pro forma combined schedule of investments, and the related pro forma combined statement of operations reflect the accounts of the Arrow Fixed Income Portfolio and the accounts of the Arch Government & Corporate Bond Portfolio as of May 31, 1997 and for the twelve month period then ended.

The pro forma combined financial statements give effect to the proposed transfer of the assets and liabilities of the Arrow Fixed Income Portfolio in exchange for shares of the Arch Government & Corporate Bond Portfolio. Under the terms of the Agreement and Plan of Reorganization between Arrow Funds and The Arch Fund, Inc. (the "Plan"), the combination of the Arrow Fixed Income Portfolio and the Arch Government & Corporate Bond Portfolio will be treated as a tax-free business combination. Accordingly, the historical cost of investment securities will be carried forward to the surviving portfolio and the results of operations of the surviving portfolio for the pre-combining periods will not be restated. The pro forma combined financial statements do not reflect the expenses of the Arrow and Arch Portfolios in carrying out their obligations under the Plan as these expenses are immaterial to the financial statements.

Each Portfolio has a similar investment objective which will remain unchanged as a result of the combination.

The pro forma financial statements should be read in conjunction with the historical financial statements of each Portfolio incorporated by reference to the respective prospectuses or statements of additional information. The pro forma combined statement of assets and liabilities has been prepared as if the combination had taken place at the end of the twelve month period ending May 31, 1997, while the statement of operations has been prepared for the preceding twelve month period then ended. Certain amounts have been reclassified to conform to current presentation.

2. PRO FORMA OPERATIONS
The pro forma combined statement of operations assumes similar rates of gross investment income from the investments of each Portfolio. Accordingly, the combined gross investment income is equal to the sum of the gross investment income of each Portfolio.

Pro forma operating expenses reflect the expected expenses of the Arch Government & Corporate Bond Portfolio after combination. As such, pro forma fees for investment advisory, administration, distribution, custodian and accounting services, director and trustee, and legal and audit were calculated based on the fee schedules in effect at May 31, 1997 for the Arch Government & Corporate Bond Portfolio.

3. SURVIVING ENTITY

The Arch Government & Corporate Bond Portfolio will be the surviving entity for accounting purposes. This determination was based principally upon the relative size of each Portfolio and that the surviving portfolio will be managed by the Arch Government & Corporate Bond Portfolio's current adviser employing current investment objectives, policies and restrictions.

ARROW FIXED INCOME AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

                PRINCIPAL AMOUNT                                                                      MARKET VALUE
---------------------------------------------                                      ------------------------------------------------
   May 31, 1997    May 31, 1997                                                    May 31, 1997       May 31, 1997
---------------------------------------------                                      ------------------------------------------------
   Arrow Fixed    ARCH Government  (PRO FORMA)                                     Arrow Fixed        ARCH Government &
     Income      & Corporate Bond   (Combined)                                     Income Portfolio   Corporate Bond     (PRO FORMA)
    Portfolio        Portfolio                 Security Description                                    Portfolio         (Combined)
------------------------------------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS (1.59%):
                                               AEROSPACE & DEFENSE (0.26%):

      $500,000             --       $500,000   Rockwell International Corp.,
                                                 6.75%, 9/15/02                           $497,825                $0       $497,825
                                                                                   -------------------------------------------------

                                               BANKING (0.27%):
       500,000             --        500,000   BankAmerica Corp., 7.50%,
                                                 10/15/02                                  511,830                --        511,830
                                                                                   -------------------------------------------------

                                               FINANCE (0.26%):
       500,000             --        500,000   MBNA Corp., 6.88%, 10/1/99                  501,495                --        501,495
                                                                                   -------------------------------------------------

                                               INDUSTRIAL (0.53%):
     1,000,000             --      1,000,000   WMX Technologies, Inc., 7.13%,
                                                 6/15/01                                 1,010,890                --      1,010,890
                                                                                   -------------------------------------------------

                                               UTILITIES (0.27%):
       500,000             --        500,000   United Telephone Co. of  Florida,
                                                  7.25%, 12/15/04                          505,865                --        505,865
                                                                                   -------------------------------------------------
                                                  Total Corporate Bonds                  3,027,905                 0      3,027,905
                                                                                   -------------------------------------------------

                                               GOVERNMENT BONDS (96.09%):
                                               FOREIGN MUNICIPAL (0.27%):
       500,000             --        500,000   Province of Ontario, Canada,
                                                 7.38%, 1/27/03                            512,620                --        512,620
                                                                                   -------------------------------------------------

                                               GOVERNMENT AGENCIES (32.39%):
                                               FEDERAL HOME LOAN BANK:
       500,000             --        500,000   6.32%, 2/1/00                               499,365                --        499,365
                                               FEDERAL HOME LOAN MORTGAGE CORP.:
            --      1,409,622      1,409,622   6.50%, 2/1/98                                    --         1,397,724      1,397,724
            --        850,324        850,324   6.50%, 3/1/98                                    --           843,147        843,147
            --         56,740         56,740   8.50%, 5/1/01                                    --            58,336         58,336
            --        122,129        122,129   8.50%, 11/1/01                                   --           125,105        125,105
            --         92,307         92,307   8.00%, 3/1/02                                    --            93,951         93,951
            --         30,217         30,217   8.00%, 3/1/02                                    --            30,755         30,755
            --        128,219        128,219   7.50%, 4/1/02                                    --           128,658        128,658
            --         55,520         55,520   8.00%, 5/1/02                                    --            56,509         56,509
            --          5,234          5,234   8.00%, 6/1/02                                    --             5,327          5,327
            --        302,306        302,306   8.00%, 6/1/02                                    --           307,690        307,690
            --         67,773         67,773   8.00%, 6/1/02                                    --            68,980         68,980
            --         15,928         15,928   8.00%, 6/1/02                                    --            16,211         16,211
            --         27,207         27,207   8.00%, 7/1/02                                    --            27,692         27,692
            --        169,488        169,488   8.00%, 7/1/02                                    --           172,506        172,506
            --        107,859        107,859   8.50%, 3/1/05                                    --           110,487        110,487
            --          9,266          9,266   8.50%, 4/1/05                                    --             9,492          9,492
            --      1,000,000      1,000,000   7.46%, 8/3/05(b)                                 --           998,620        998,620
            --         54,575         54,575   8.50%, 9/1/05                                    --            55,905         55,905
            --         39,100         39,100   8.50%, 4/1/06                                    --            40,431         40,431
       934,474             --        934,474   6.00%, 8/1/11, Pool #E20268                 896,291                --        896,291
            --        983,031        983,031   6.50%, 1/1/12                                    --           959,989        959,989
            --      2,273,886      2,273,886   8.00%, 1/1/23                                    --         2,318,636      2,318,636
            --        541,152        541,152   8.00%, 1/1/23                                    --           551,802        551,802
                                               FEDERAL NATIONAL MORTGAGE ASSOC.:
            --      1,337,627      1,337,627   6.00%, 11/1/00, Pool #190070                     --         1,292,897      1,292,897
     1,000,000             --      1,000,000   7.55%, 6/10/04                            1,004,480                --      1,004,480
            --      4,813,768      4,813,768   6.00%, 5/1/11, Pool #345652                      --         4,603,166      4,603,166
            --      4,808,849      4,808,849   7.00%, 7/1/11                                    --         4,780,284      4,780,284
            --        947,714        947,714   6.50%, 12/1/11, Pool #367178F                    --           924,609        924,609
            --      3,884,948      3,884,948   6.50%, 12/1/11, Pool #367838F                    --         3,790,233      3,790,233
            --        986,384        986,384   6.00%, 1/1/12, Pool #366788                      --           943,230        943,230
            --      3,119,577      3,119,577   8.00%, 7/1/24                                    --         3,175,136      3,175,136
                                               GOVERNMENT NATIONAL MORTGAGE ASSOC.:
            --         17,265         17,265   9.50%, 2/15/01                                   --            18,317         18,317
            --         33,545         33,545   9.50%, 9/15/01                                   --            35,589         35,589
            --        191,553        191,553   8.00%, 1/15/02                                   --           196,998        196,998
            --         39,289         39,289   8.00%, 3/15/02                                   --            40,406         40,406
            --        181,696        181,696   8.00%, 3/15/02                                   --           186,861        186,861
            --        185,621        185,621   8.00%, 4/15/02                                   --           190,898        190,898
            --        135,812        135,812   8.00%, 7/15/02                                   --           139,673        139,673
            --         90,505         90,505   9.50%, 10/15/02                                  --            96,020         96,020
            --        103,670        103,670   9.50%, 1/15/06                                   --           109,986        109,986
            --        151,408        151,408   8.00%, 5/15/06                                   --           155,713        155,713
            --         68,507         68,507   9.50%, 7/15/07                                   --            72,681         72,681
            --        399,750        399,750   8.00%, 11/15/07                                  --           411,115        411,115
            --        430,306        430,306   8.00%, 12/15/07                                  --           442,540        442,540
            --        686,185        686,185   9.50%, 8/15/09, Pool #400219                     --           727,995        727,995

ARROW FIXED INCOME AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

                PRINCIPAL AMOUNT                                                                     MARKET VALUE
---------------------------------------------                                      -------------------------------------------------
   May 31, 1997    May 31, 1997                                                    May 31, 1997       May 31, 1997
---------------------------------------------                                      -------------------------------------------------
   Arrow Fixed    ARCH Government  (PRO FORMA)                                     Arrow Fixed        ARCH Government
     Income      & Corporate Bond   (Combined)                                     Income Portfolio   & Corporate Bond   (PRO FORMA)
    Portfolio        Portfolio                  Security Description                                   Portfolio         (Combined)
------------------------------------------------------------------------------------------------------------------------------------

                                                GOVERNMENT BONDS, CONTINUED:
                                                GOVERNMENT AGENCIES, CONTINUED:
                                                GOVERNMENT NATIONAL MORTGAGE
                                                   ASSOC., CONTINUED
           --          $198,426      $198,426   9.50%, 9/15/09                               --          $210,516          $210,516
           --           742,790       742,790   9.50%, 2/15/10                               --           788,048           788,048
           --            41,877        41,877   8.00%, 5/15/10                               --            43,068            43,068
           --           175,264       175,264   6.50%, 8/15/10                               --           171,758           171,758
           --           203,138       203,138   8.00%, 9/15/10                               --           208,913           208,913
           --         1,023,551     1,023,551   8.00%, 11/12/10                              --         1,052,651         1,052,651
           --           263,240       263,240   8.00%, 11/15/10                              --           270,724           270,724
           --           326,889       326,889   8.00%, 11/15/10                              --           336,183           336,183
           --           425,640       425,640   6.50%, 3/15/11                               --           417,127           417,127
           --           118,651       118,651   6.50%, 3/15/11                               --           116,278           116,278
           --           368,996       368,996   6.50%, 4/15/11                               --           361,616           361,616
           --           113,575       113,575   6.50%, 4/15/11                               --           111,304           111,304
           --           475,555       475,555   6.50%, 4/15/11                               --           466,044           466,044
           --           659,613       659,613   6.50%, 5/15/11                               --           646,420           646,420
           --           469,131       469,131   6.50%, 5/15/11                               --           459,749           459,749
           --            78,412        78,412   6.50%, 5/15/11                               --            76,844            76,844
           --           604,833       604,833   6.50%, 6/15/11                               --           592,737           592,737
           --           112,563       112,563   6.50%, 6/15/11                               --           110,312           110,312
           --           315,697       315,697   6.50%, 6/15/11                               --           309,383           309,383
           --           756,450       756,450   6.50%, 6/15/11                               --           741,321           741,321
           --           354,167       354,167   6.50%, 7/15/11                               --           347,084           347,084
           --           414,020       414,020   6.50%, 8/15/11                               --           405,739           405,739
           --         2,504,885     2,504,885   8.50%, 4/15/17                               --         2,596,464         2,596,464
           --         1,539,276     1,539,276   8.00%, 4/15/22                               --         1,569,092         1,569,092
           --         3,741,402     3,741,402   7.50%, 1/15/23                               --         3,727,372         3,727,372
           --         2,221,940     2,221,940   8.00%, 1/15/23                               --         2,264,979         2,264,979
           --         1,016,638     1,016,638   7.50%, 4/15/23                               --         1,012,825         1,012,825
           --         1,480,163     1,480,163   9.00%, 3/15/25                               --         1,557,398         1,557,398
    1,010,000                --     1,010,000   6.50%, 4/15/26, Pool #422323            957,500                --           957,500
    1,009,999                --     1,009,999   6.50%, 4/15/26, Pool #415721            957,499                --           957,499
    1,010,000                --     1,010,000   6.50%, 5/15/26, Pool #417388            957,500                --           957,500
           --         4,898,466     4,898,466   6.50%, 6/15/26                               --         4,633,606         4,633,606
                                                                                   -------------------------------------------------
                                                Total U.S. Government Agencies        5,272,635        56,317,855        61,590,490
                                                                                   -------------------------------------------------

                                                U.S. TREASURY BONDS (14.64%):
    1,500,000                --     1,500,000   7.50%, 5/15/02                        1,563,105                --         1,563,105
           --         1,375,000     1,375,000   9.25%, 2/15/16                               --         1,699,624         1,699,624
    3,000,000                --     3,000,000   7.50%, 11/15/16                       3,163,590                --         3,163,590
           --         1,675,000     1,675,000   8.75%, 5/15/17(b)                            --         1,989,532         1,989,532
           --         2,865,000     2,865,000   8.88%, 8/15/17                               --         3,444,217         3,444,217
           --         4,150,000     4,150,000   8.88%, 2/15/19(b)                            --         5,011,042         5,011,042
           --         2,183,000     2,183,000   8.75%, 8/15/20(b)                            --         2,617,744         2,617,744
           --         7,600,000     7,600,000   6.25%, 8/15/23                               --         6,927,248         6,927,248
    1,500,000                --     1,500,000   6.50%, 11/15/26                       1,413,930                --         1,413,930
                                                                                   -------------------------------------------------
                                                  Total U.S. Treasury Bonds           6,140,625        21,689,407        27,830,032
                                                                                   -------------------------------------------------

                                                U.S. TREASURY NOTES (48.79%):
           --        32,300,000    32,300,000   5.13%, 2/28/98(b)                            --        32,141,085        32,141,085
           --         1,750,000     1,750,000   6.38%, 5/15/99(b)                            --         1,755,460         1,755,460
           --        11,800,000    11,800,000   6.00%,10/15/99(b)                            --        11,745,012        11,745,012
    3,900,000                --     3,900,000   6.75%, 4/30/00                        3,941,067                --         3,941,067
    1,500,000                --     1,500,000   6.38%, 5/15/00                        1,501,395                --         1,501,395
           --         7,500,000     7,500,000   6.13%, 7/31/00(b)                            --         7,447,275         7,447,275
           --         2,000,000     2,000,000   5.63%, 2/28/01(b)                            --         1,946,980         1,946,980
    1,250,000                --     1,250,000   8.00%, 5/15/01                        1,316,413                --         1,316,413
    3,000,000                --     3,000,000   6.63%, 4/30/02                        3,014,160                --         3,014,160
    1,000,000                --     1,000,000   5.88%, 2/15/04                          962,040                --           962,040
    1,500,000                --     1,500,000   6.25%, 2/15/07                        1,458,165                --         1,458,165
           --        25,600,000    25,600,000   6.63%, 5/15/07                               --        25,534,208        25,534,208
                                                                                   -------------------------------------------------
                                                  Total U.S. Treasury Notes          12,193,240        80,570,020        92,763,260
                                                                                   -------------------------------------------------
                                                  Total Government Bonds             24,119,120       158,577,282       182,696,402
                                                                                  -------------------------------------------------

ARROW FIXED INCOME AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIOS Pro Forma Combined Schedule of Portfolio Investments
(Unaudited)

                PRINCIPAL AMOUNT                                                                   MARKET VALUE
---------------------------------------------                                    ---------------------------------------------------
   May 31, 1997    May 31, 1997                                                  May 31, 1997       May 31, 1997
---------------------------------------------                                    ---------------------------------------------------
   Arrow Fixed    ARCH Government  (PRO FORMA)                                   Arrow Fixed        ARCH Government &
     Income      & Corporate Bond   (Combined)                                   Income Portfolio   Corporate Bond       (PRO FORMA)
    Portfolio        Portfolio                   Security Description                                 Portfolio           (Combined)
------------------------------------------------------------------------------------------------------------------------------------

                                                  MUTUAL FUND (1.91%):
           --      $2,801,700       $2,801,700    Federated Money Market
                                                     Trust Fund                             --        $2,801,700         $2,801,700
      838,421              --          838,421    Goldman Sachs ILA Treasury
                                                     Money Market Fund                 838,421                --            838,421
                                                                                 ---------------------------------------------------
                                                                                       838,421         2,801,700          3,640,121
                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------
                                                  Total Investments (Cost --
                                                     Arrow $28,140,060,
                                                     ARCH $161,041,875)(a)         $27,985,446      $161,378,982       $189,364,428
                                                                                 ---------------------------------------------------

Percentages indicated are based on net assets of Arrow $28,125,846 and ARCH $162,011,503, combined of $190,137,349.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (depreciation)of securities as follows:

                                                                                       Arrow              ARCH          Combined
                                                  Net unrealized appreciation
                                                    (depreciation)                   ($154,614)         $337,107        $182,493
                                                                                 -------------------------------------------------

(b)  A portion of this security was loaned as of May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIOS Pro Forma Combined Statement of Assets and Liabilities

                                                                            May 31, 1997       May 31, 1997
                                                                            (Unaudited)        (Unaudited)

                                                                                              Government &
                                                                            Arrow Fixed      Corporate Bond       (PRO FORMA)
                                                                         Income Portfolio       Portfolio         (Combined)
                                                                           -------------      -------------      -------------
Assets:
Investments, at value (Cost -- Arrow $28,140,060, ARCH $161,041,875)       $  27,985,446      $ 161,378,982      $ 189,364,428
Cash                                                                              15,607                 --             15,607
Income receivable                                                                264,534          1,573,892          1,838,426
Deferred expenses                                                                  1,430              5,477              6,907
                                                                           -------------      -------------      -------------
                                 Total assets                                 28,267,017        162,958,351        191,225,368
Liabilities:
Cash overdraft                                                                        --             68,012             68,012
Income distribution payable                                                      130,480            776,572            907,052
Accrued expenses                                                                  10,691            102,264            112,955
                                                                           -------------      -------------      -------------
                                 Total liabilities                               141,171            946,848          1,088,019
                                                                           -------------      -------------      -------------
Net Assets                                                                 $  28,125,846      $ 162,011,503      $ 190,137,349
                                                                           =============      =============      =============
Net Assets:
Paid in capital                                                               29,643,672        163,944,893        193,588,565
Undistributed net investment income                                                   --              2,351              2,351
Net unrealized appreciation (depreciation) from investments                     (154,614)           337,107            182,493
Accumulated net realized loss on investments                                  (1,363,212)        (2,272,848)        (3,636,060)
                                                                           -------------      -------------      -------------
                                 Total Net Assets                            $28,125,846      $ 162,011,503      $ 190,137,349
                                                                           =============      =============      =============
Net Assets
                                 Investor A Shares                            28,125,846          4,606,807         32,732,653
                                 Investor B Shares                                    --            575,562            575,562
                                 Trust Shares                                         --        141,220,745        141,220,745
                                 Institutional Shares                                 --         15,608,389         15,608,389
                                                                           -------------      -------------      -------------
                                    Total                                    $28,125,846      $ 162,011,503      $ 190,137,349
                                                                           =============      =============      =============
Outstanding shares of common stock
                                 Investor A Shares                             2,898,396            458,760          3,260,139
                                 Investor B Shares                                    --             57,297             57,297
                                 Trust Shares                                         --         14,062,830         14,062,830
                                 Institutional Shares                                 --          1,554,202          1,554,202
                                                                           -------------      -------------      -------------
                                    Total                                      2,898,396         16,133,089         18,934,468
                                                                           =============      =============      =============

Net Asset Value:
                                 Investor A Shares                         $        9.70      $       10.04      $       10.04
                                 Investor B Shares                                    --      $       10.05      $       10.05
                                 Trust Shares                                         --      $       10.04      $       10.04
                                 Institutional Shares                                 --      $       10.04      $       10.04
                                                                           -------------      -------------      -------------
Maximum Sale Charge: Investor A Shares                                              3.50%              4.50%              4.50%
                                                                           =============      =============      =============

Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net            $       10.05      $       10.51      $       10.51
asset value adjusted to the nearest cent) per share: Investor A Shares

Redemption price of Investor B Shares varies based on length of time held. Maximum redemption charge would be 5.0% (as a percentage of offering price). (See Notes which are an integral part of the Financial Statements)

ARROW FIXED INCOME AND ARCH GOVERNMENT & CORPORATE BOND PORTFOLIOS Pro Forma Combined Statement of Operations
(Unaudited)

                                                              12 Month Period    12 Month Period                     12 Month Period
                                                               ended 5/31/97      ended 5/31/97                       ended 5/31/97
                                                             --------------------------------------------------      --------------
                                                                                      ARCH
                                                                                  Government &
                                                               Arrow Fixed       Corporate Bond     (PRO FORMA)        (PRO FORMA)
                                                             Income Portfolio       Portfolio       Adjustments        (Combined)
                                                             --------------------------------------------------       ------------
Investment Income:
Dividends                                                    $     63,661       $     60,323       $         --        $    123,984
Interest                                                        1,995,379         10,678,415                 --          12,673,794
Income from security Lending                                           --             51,467                 --              51,467
                                                             --------------------------------------------------        ------------
                                   Total income                 2,059,040         10,790,205                 --          12,849,245
Expenses:
Investment advisory fee                                           172,608            714,580            (43,152)(1)         844,036
Administrative personnel and services fee                          49,952            359,498             15,176 (2)         424,626
Custodian and accounting fees                                      72,880             62,424            (61,571)(3)          73,733
Transfer and dividend disbursing agent fees and expenses           38,113             47,161                 --              85,274
Directors'/Trustees' fees                                           2,994              4,225             (2,994)(4)           4,225
Legal and audit fees                                               14,949             18,738            (11,554)(5)          22,133
Distribution services fee                                          71,920             19,561            (68,376)(6)          23,105
Share registration costs                                           13,802             14,005                 --              27,807
Printing and postage                                                3,074             17,003                 --              20,077
Insurance premiums                                                  3,635                 --                 --               3,635
Miscellaneous                                                       9,162             (3,330)                --               5,832
                                                             --------------------------------------------------        ------------
                                   Total expenses                 453,089          1,253,865           (172,471)          1,534,483
Expenses voluntarily reduced                                      (75,159)          (158,852)            65,292 (7)        (168,719)
                                                             --------------------------------------------------        ------------
Net expenses                                                      377,930          1,095,013           (107,179)          1,365,764
                                                             ==================================================        ============
Net investment income                                        $  1,681,110       $  9,695,192       $    107,179        $ 11,483,481
                                                             ==================================================        ============
Realized and Unrealized gain (loss) on Investments:
Net realized gain (loss) on investments                          (424,459)          (916,929)                --          (1,341,388)
Net change in unrealized depreciation of investments              750,047         (3,784,547)                --          (3,034,500)
                                                             --------------------------------------------------        ------------
Net realized and unrealized loss on investments                   325,588         (4,701,476)                --          (4,375,888)
                                                             ==================================================        ============
Change in net assets resulting from operations               $  2,006,698       $  4,993,716       $    107,179        $  7,172,885
                                                             ==================================================        ============

(1) To adjust Advisory fees to replace the ARCH Fund's fee structure for the combined assets.
(2) To adjust Administration fees to replace the ARCH Fund's fee structure for the combined assets.
(3) To adjust Custodian and Accounting fees to replace the ARCH Fund's fee structure for the combined assets.
(4) To eliminate duplicate of Directors'/Trustees' fees.
(5) To eliminate duplicate of Legal and Audit fees.
(6) To adjust Distribution fees to replace the ARCH Fund's fee structure for the combined assets.
(7) To adjust expenses voluntarily reduced for administration, custodian and accounting fees per the ARCH Fund's fee structure for the combined assets.
(See Notes which are an integral part of the Financial Statements)